SEMIANNUAL
                                    REPORT

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)


                                FEBRUARY 28, 1998

                                     BENHAM
                                      GROUP

                        California Tax-Free Money Market
                        California Municipal Money Market

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Services Update ...........................................................    3
California Tax-Free Money Market
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    7
           Financial Highlights ...........................................   23
California Municipal Money Market
           Performance & Portfolio Information ............................   12
           Management Q & A ...............................................   13
           Schedule of Investments ........................................   15
           Financial Highlights ...........................................   24
Statements of Assets and Liabilities ......................................   18
Statements of Operations ..................................................   19
Statements of Changes in Net Assets .......................................   20
Notes to Financial Statements .............................................   21
Background Information
           Investment Philosophy & Policies ...............................   28
           Lipper Rankings ................................................   28
           Investment Team Leaders ........................................   28
Glossary ..................................................................   29


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century           Twentieth Century
        Group                      Group                        Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  California Tax-Free
     Money Market

 California Municipal
     Money Market


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

TAX-FREE MONEY MARKET

* The fund's 1.56% return for the six months ended February 28, 1998, beat the 1.46% return of the average California money market fund.

* We extended the fund's average maturity aggressively in October, when tax-exempt yields became relatively attractive.

* We maintained a fairly short average maturity for the remainder of the six-month period.

* As the Asian economic crisis developed, we further tightened our already stringent internal restrictions for investing in municipal securities backed by Japanese banks.

* We expect short-term interest rates to remain relatively stable in the coming months, so we plan to maintain the fund's current average maturity.

* We may look to extend the fund's maturity in June and July, when heavy issuance typically makes one-year municipal notes more attractive.

MUNICIPAL MONEY MARKET

* The fund's 1.60% return for the six months ended February 28, 1998, beat the 1.46% return of the average California money market fund.

* Although we maintained a relatively short average maturity for much of the period, we extended in February when we found an attractive one-year note.

* As the Asian economic crisis developed, we further tightened our already stringent internal restrictions for investing in municipal securities backed by Japanese banks.

* We expect short-term interest rates to remain relatively stable in the coming months, so we plan to maintain the fund's current average maturity.

* We may look to extend the fund's maturity in June and July, when heavy issuance typically makes one-year municipal notes more attractive.


                 TAX-FREE
               MONEY MARKET

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       1.56%*
     1 Year                          3.19%

7-DAY CURRENT YIELD:                 2.88%

NET ASSETS:                 $457.4 million
     (AS OF 2/28/98)

INCEPTION DATE:                    11/9/83

TICKER SYMBOL:                       BCTXX


                  MUNICIPAL
                MONEY MARKET

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       1.60%*
     1 Year                          3.24%

7-DAY CURRENT YIELD:                 3.03%

NET ASSETS:                 $168.0 million
     (AS OF 2/28/98)

INCEPTION DATE:                   12/31/90

TICKER SYMBOL:                       BNCXX

* Not annualized.


Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable $1.00 share price.

Many of the investment terms in this report are defined in the Glossary on page 29.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    The Benham California money market funds performed well during the six months ended February 28, 1998, delivering returns that outpaced the average California tax-free money market fund. And as the performance tables on pages 4 and 12 illustrate, the funds have also consistently provided more tax-free income than the average California money market fund over the long term.

    On the corporate front, this has been an eventful six months. American Century gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. The new partnership is very exciting and will allow both companies to offer investors a highly diverse menu of investment options and services.

    As you may be aware, Jim Benham, founder of the Benham Group, retired in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We would also like to let you know what we're doing about the year 2000 issue, which refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already year 2000 compliant, we are aggressively addressing the problem and anticipate the project should be completed by November 1998.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,


/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                                SERVICES UPDATE

    We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

    No. You can write as many checks as you want at no charge, as long as each one is for $100 or more.

BESIDES WRITING A CHECK, HOW ELSE CAN I ACCESS MY MONEY?

    There are a couple of easy ways. First, we can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check, and we'll send it right out to you.

    We can also make automatic deposits from your money market fund to your bank account. Just make sure we have all of your bank information on file, and then give us a call to request a direct transfer to your bank account.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

    No. Exchanges involve moving money from one American Century fund to another. Although there is a limit of six exchanges per calendar year out of our bond and stock funds, there is no limit for money market funds.

    Exchanges can be made by calling an Investor Services representative, dialing into our Automated Information Line, writing us a letter, or connecting to our Web site. You can also make exchanges through our Automatic Exchange plan or Open Order service.

HOW DO OPEN ORDERS WORK?

    Open Orders enable you to buy or sell shares in a mutual fund automatically at a price you designate. Here's how it works:

* TO BUY--select a fund in which you wish to invest and specify a price at which you'd like to buy shares. Because the object is to buy low, the price you specify must be at or below the fund's last closing price. If the fund's price closes at or below your specified price, we will automatically move the amount you designated from your money market fund into an account in the fund you selected.

* TO SELL--select a fund in which you own shares and specify a price at which you'd like to sell them. Because the object is to sell high, the price you specify must be at or above the fund's last closing price (we can't place stop-loss orders). If the fund's price closes at or above your specified price, we'll sell the number of shares you designated and move the proceeds into your money market fund.

Some other notes about Open Orders:

* Open Orders last for a maximum of 90 days and may be canceled or extended whenever you choose.

* Once you've placed, canceled, or modified your Open Order, we'll send a letter confirming your decision to your address of record.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR   SERVICES,   CALL  US  TOLL-FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).


SEMIANNUAL REPORT                                   SERVICES UPDATE       3


                       CALIFORNIA TAX-FREE MONEY MARKET

                                     7-DAY           7-DAY                         7-DAY TAX-EQUIVALENT YIELDS
                                    CURRENT        EFFECTIVE        34.70%           37.42%          41.95%            45.22%
                                     YIELD           YIELD        Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
------------------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California
Tax-Free
Money Market                         2.88%           2.92%           4.41%            4.60%           4.96%             5.26%

Yields are defined in the Glossary on page 29.
                                                                                             AVERAGE ANNUAL RETURNS
                                                   6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California Tax-Free Money Market .................   1.56%            3.19%           3.20%           2.86%             3.57%

Average California
Tax-Exempt
Money Market Fund(2) .............................   1.46%            2.99%           3.03%           2.76%             3.59%

Fund's Ranking Among
California
Tax-Exempt Money Market Funds(2) .................    --          11 out of 54    13 out of 48    12 out of 42       6 out of 14
----------

(1) Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                                2/28/98           8/31/97
Number of Securities              84                86
Weighted Average Maturity       36 days           36 days
Expense Ratio                   0.50%*             0.49%

* Annualized.


Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


4      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA TAX-FREE MONEY MARKET

MANAGEMENT Q & A

    An interview with Todd Pardula, a portfolio manager on the California Tax-Free Money Market fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1998?

    The fund performed very well, providing a higher level of tax-exempt income than the average California tax-free money market fund. For the six-month period, the fund produced a total return of 1.56%, compared with the 1.46% average return of the 54 "California Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT FACTORS HAD THE BIGGEST IMPACT ON THE CALIFORNIA MONEY MARKET?

    It was a fairly quiet period for the market. The Federal Reserve kept short-term interest rates steady, and California money market yields followed suit, except for some modest seasonal fluctuations.

    One of the most unusual events affecting the California market occurred across the Pacific Ocean--the financial meltdown in Asia. The Asian crisis had a negative impact on Japanese banks, many of which provide letters of credit
(LOCs) for California tax-exempt money market securities. These banks, which already had significant credit problems due to deflated Japanese real estate values, are major lenders to companies in Southeast Asia.

HOW DID THIS SITUATION AFFECT THE FUND?

    We've been cutting back on our exposure to Japanese banks over the past few years. By mid-1997, our internal restrictions limited the fund's investment in securities backed by Japanese banks to just 5% of fund assets--much less than the average California money market fund. As the Asian crisis developed, we decided to go a step further and eliminate all Japanese LOCs from the portfolio. In their place, we purchased securities backed by U.S. and European LOC providers, boosting the fund's credit quality (see the charts on page 6).

    Second, the Asian turmoil changed expectations about U.S. economic growth and the direction of interest rates. After the extent of the Asian crisis became evident, the consensus among economists was that the U.S. economy would likely slow down. Many investors expected the Fed to lower short-term interest rates as a counteractive stimulus, perhaps as early as the second quarter of 1998.

    However, we believed that the U.S. economy was still too strong for a Fed action. As a result, we kept the portfolio's weighted average maturity a little bit shorter than many other California tax-exempt money market funds. That turned out to be an advantage when short-term interest rates rose in late January. A shorter weighted average maturity is advantageous when interest rates rise because assets can be reinvested more rapidly at the higher rates.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Variable-Rate Notes         71%
Municipal Notes             13%
Commercial Paper             7%
Put Bonds                    5%
Bonds less than 1 Year       4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Variable-Rate Notes         77%
Municipal Notes              7%
Commercial Paper             7%
Bonds less than 1 Year       5%
Put Bonds                    4%


SEMIANNUAL REPORT                  CALIFORNIA TAX-FREE MONEY MARKET       5


                       CALIFORNIA TAX-FREE MONEY MARKET

DID THE FUND HAVE A SHORTER-THAN-AVERAGE MATURITY FOR THE ENTIRE PERIOD?

    No. In September, the fund was at 33 days, a little shorter than the average California money market fund. We extended the fund's average maturity out to 65 days in late October because we believed that yields were very attractive relative to U.S. Treasury bills. Extending the fund's maturity enabled us to lock in these attractive yields for a longer period of time.

    Tax-exempt yields became less attractive in January, so we allowed the fund's average maturity to shorten. By the end of February, the fund's average maturity was back down to 36 days.

ASIDE FROM MATURITY, WHY DO YOU THINK YOU OUTPERFORMED YOUR PEER GROUP?

    A majority of the fund's assets are invested in variable-rate notes, known as "floaters." The yields of these securities "float," resetting either daily or weekly to reflect interest rate changes. Although short-term interest rates in general were relatively stable during the period, yields on tax-free floaters fluctuated significantly as supply and demand conditions changed.

    These floaters are issued by municipalities and resold by agents who set rates based on supply and demand in the marketplace. We try to develop relationships with those agents who can offer us the best yields for these securities. Our working relationships with these vendors can have as much influence on performance as our decision on the portfolio's average maturity.

LOOKING AHEAD, WHAT'S IN STORE FOR THE CALIFORNIA MONEY MARKET IN THE COMING MONTHS?

    There are some seasonal factors to consider. We expect money fund assets to decrease in April as shareholders withdraw funds to make income tax payments. This can be an opportunity for us because it reduces demand and therefore boosts the yields of short-term securities.

    We'll also look to "note season," a period in June and July when the majority of one-year California notes are issued, as the best opportunity to extend the fund's maturity.

WHAT IS YOUR OUTLOOK FOR THE FUND?

    Despite the Asian crisis, the U.S. economy is still going strong. Right now, the market expects the Fed to keep short-term interest rates steady. We'll continue to keep the fund's average maturity close to neutral, perhaps extending it if yields become more attractive. We might also extend the fund's maturity if the U.S. economy shows signs of slowing down later in the year.


[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
SP1+            81%
SP1             19%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
SP1+            64%
SP1             36%


"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities.


6      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

MUNICIPAL SECURITIES

    $  7,375,000  Agoura Hills Multifamily Housing
                      Rev., (Oakridge Apartments),
                      VRDN, 3.40%, 3/4/98 (LOC:
                      Continental Casualty Co.)              $    7,375,000

       4,700,000  Anaheim Housing Auth. Rev.,
                      Series 1992 A, (Heritage Village
                      Apartments), VRDN, 3.00%,
                      3/5/98 (LOC: Barclays Bank
                      PLC)                                        4,700,000

       2,000,000  Association of Bay Area
                      Governments Financing Auth.
                      Certificates of Participation,
                      (Bentley School), VRDN, 3.40%,
                      3/4/98 (LOC: Banque Nationale
                      de Paris S.A.)                              2,000,000

      12,080,000  Association of Bay Area
                      Governments Financing Auth.
                      for Nonprofit Corps. Rev.,
                      (University of California Project),
                      VRDN, 3.30%, 3/5/98 (LOC:
                      Union Bank of Switzerland)                 12,080,000

      10,615,000  Azusa Multifamily Housing Rev.,
                      (Pacific Glen Apartments
                      Project), VRDN, 3.50%, 3/5/98 (LOC:
                      Continental Casualty Co.)                  10,615,000

       5,000,000  Bassett Unified School District
                      Certificates of Participation,
                      (Capital Improvement Project),
                      VRDN, 3.60%, 3/5/98 (LOC:
                      Union Bank of California, N.A.)             5,000,000

       4,500,000  California Educational Facilities
                      Auth. Rev., (Mount St. Mary's
                      College), VRDN, 3.35%, 3/4/98
                      (LOC: Allied Irish Banks, PLC)              4,500,000

       1,500,000  California Educational Facilities
                      Auth. Rev., (University of
                      Southern California), 4.35%,
                      10/1/98                                     1,504,354

       2,640,000  California Educational Facilities
                      Auth. Rev., Series 1997 B,
                      (University of Southern
                      California), 4.125%, 10/1/98                2,643,751

       5,000,000  California Health Facilities Auth.
                      Rev., (Episcopal Home Project),
                      VRDN, 3.95%, 3/2/98 (LOC:
                      Union Bank of California, N.A.)             5,000,000


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  1,175,000  California Health Facilities
                      Financing Auth. Rev.,
                      (Presbyterian Hospital), 4.50%,
                      5/1/98 (MBIA)                          $    1,176,437

       6,000,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1985 B, (Scripps
                      Memorial Hospital), VRDN,
                      3.35%, 3/5/98 (MBIA)
                      (SBBPA: Morgan Guaranty Trust
                      Co. of New York)                            6,000,000

       1,000,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1987 A, (Pooled Loan
                      Program), VRDN, 3.35%,
                      3/5/98 (LOC: Rabobank
                      Nederland)                                  1,000,000

       2,200,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1990 A, (Pooled Project), VRDN,
                      3.35%, 3/4/98 (LOC:
                      Rabobank Nederland)                         2,200,000

       5,000,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1993 A, (Kaiser
                      Permanente), VRDN, 3.50%,
                      3/4/98                                      5,000,000

      14,500,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1993 B, (Kaiser
                      Permanente), VRDN, 3.50%,
                      3/4/98 (Guaranteed: Kaiser
                      Permanente Medical Care
                      Program)                                   14,500,000

       2,235,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1997 C, (Sutter Health),
                      4.25%, 8/15/98 (FSA)                        2,239,132

      10,500,000  California Pollution Control
                      Financing Auth. Rev., (Chevron
                      USA, Inc. Project), 4.00%,
                      5/15/98 (Guaranteed: Chevron
                      Corporation)                               10,500,000

       1,000,000  California Pollution Control
                      Financing Auth. Rev., (Chevron
                      USA, Inc. Project), 3.85%,
                      11/15/98 (Guaranteed: Chevron
                      Corporation)                                1,000,000

See Notes to Financial Statements


SEMIANNUAL REPORT                  CALIFORNIA TAX-FREE MONEY MARKET       7


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  5,000,000  California Public Capital
                      Improvements Financing Auth.
                      Rev., Series 1988 C, 3.75%,
                      3/16/98 (LOC: National
                      Westminster Bank PLC)                  $    5,000,000

      19,000,000  California School Cash Reserve
                      Program Auth. Rev., Series
                      1997 A, 4.75%, 7/2/98
                      (AMBAC)                                    19,055,845

       5,000,000  California School Facilities
                      Financing Corp. Certificates of
                      Participation, Series 1998 A,
                      (Capital Improvement Financing
                      Projects), VRDN, 3.05%,
                      3/4/98 (LOC: Bayerische
                      Vareinsbank A.G.)                           5,000,000

       4,000,000  California State GO, 10.00%,
                      4/1/98                                      4,020,840

       3,000,000  California State GO, 3.55%,
                      4/7/98 (Line of Credit: Credit
                      Suisse, First Boston, Inc., Morgan
                      Guaranty Trust Co. of New York,
                      Bayerische Landesbank
                      Girozentrale, Landesbank
                      Hessen-Thuringen Girozentrale,
                      Westdeutsche Landesbank
                      Girozentrale)                               3,000,000

       1,620,000  California State Public Works
                      Board Lease Rev., Series 1997 C,
                      (University of California Projects),
                      4.50%, 9/1/98                               1,625,118

      13,000,000  California State Revenue
                      Anticipation Notes, 4.50%,
                      6/30/98                                    13,027,225

      19,000,000  California State Revenue
                      Anticipation Notes, Floating Rate
                      Trust Receipts, Series 1997-23,
                      3.90%, 3/2/98 (LOC: Bank of
                      New York)(1)                               19,000,000

       7,800,000  California Statewide Certificates of
                      Participation, (Covenant
                      Retirement Community), VRDN,
                      3.25%, 3/5/98 (LOC: LaSalle
                      National Bank)                              7,800,000

       5,000,000  California Statewide Communities
                      Apartment Development Auth.
                      Rev., (Whispering Winds
                      Apartments), VRDN, 3.40%,
                      3/4/98 (LOC: Continental
                      Casualty Co.)                               5,000,000


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  2,385,000 Central Unified School District
                      Certificates of Participation,
                      VRDN, 3.60%, 3/4/98 (LOC:
                      Union Bank of California, N.A.)        $    2,385,000

       2,700,000  Covina Redevelopment Agency Multifamily
                      Housing  Rev., (Shadowhills Apartments),
                      VRDN, 3.50%, 3/5/98 (LOC:
                      Continental Casualty Co.)                   2,700,000

       2,130,000  Dinuba Financing Auth. Lease Rev.
                      Certificates of Participation,
                      Series 1996 A, (Wastewater
                      Treatment Plant), VRDN, 3.60%,
                      3/4/98 (LOC: Union Bank of
                      California, N.A.)                           2,130,000

       3,000,000  East Bay Municipal Utility District
                      Rev., 3.75%, 4/20/98 (LOC:
                      Westdeutsche Landesbank
                      Girozentrale)                               3,000,000

       2,000,000  Fremont Certificates of
                      Participation, (Family Resource
                      Center Financing), VRDN, 2.95%,
                      3/5/98 (LOC: Kredietbank N.V.)              2,000,000

       2,000,000  Glendale Industrial Development
                      Auth. Rev., (Reliance
                      Development), VRDN, 3.45%,
                      3/13/98 (LOC: Barclays Bank
                      PLC)                                        2,000,000

       1,320,000  Hanford Certificates of
                      Participation, (Public IMPC
                      Corp.), VRDN, 3.60%, 3/5/98
                      (LOC: Union Bank of California,
                      N.A.)                                       1,320,000

       2,755,000  Hanford Sewer Rev.,
                      Series 1996 A, VRDN, 3.60%,
                      3/5/98 (LOC: Union Bank of
                      California, N.A.)                           2,755,000

       3,500,000  Hemet Multifamily Housing Auth.
                      Rev., (Sunwest Resort), VRDN,
                      3.15%, 3/5/98 (LOC: FHLB)                   3,500,000

       4,800,000  Hemet Multifamily Housing Auth.
                      Rev., (West Acacia), VRDN,
                      3.15%, 3/5/98 (LOC: FHLB)                   4,800,000

      15,100,000  Kern County Superintendent of
                      Schools Certificates of
                      Participation, VRDN, 3.40%,
                      3/5/98 (LOC: Anchor National
                      Life Insurance Company)                    15,100,000

See Notes to Financial Statements


8      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  4,250,000 Lancaster Redevelopment Agency Rev.,
                      Series 1996 C, (20th Street
                      Apartment Project), VRDN, 3.25%,
                      3/5/98 (LOC:
                      FHLB)                                  $    4,250,000

       2,100,000  Lemore Certificates of Participation,
                      (Golf Course Project), VRDN,
                      3.60%, 3/5/98 (LOC: Union
                      Bank of California, N.A.)                   2,100,000

       2,600,000  Livermore Certificates of
                      Participation, (Reverse Osmosis
                      Project), VRDN, 3.30%, 3/5/98
                      (LOC: National Westminster
                      Bank PLC)                                   2,600,000

       3,000,000  Loma Linda Water Rev., VRDN,
                      3.60%, 3/4/98 (LOC: Union
                      Bank of California, N.A.)                   3,000,000

       5,000,000  Long Beach Multifamily Housing Rev.,
                      (Channel Point Apartments), VRDN,
                      3.30%, 3/4/98 (LOC:
                      Union Bank of California, N.A.)             5,000,000

       4,000,000  Los Angeles Community
                      Redevelopment Agency Rev.,
                      (Grand Promenade), VRDN,
                      3.10%, 3/5/98 (LOC: Bank of
                      America N.T. & S.A.)                        4,000,000

       4,800,000  Los Angeles Community
                      Redevelopment Agency Rev.,
                      VRDN, 3.05%, 3/5/98 (LOC:
                      Barclays Bank PLC)                          4,800,000

       3,000,000  Los Angeles County Capital
                      Leasing Corp. Certificates of
                      Participation, 3.70%, 3/6/98
                      (LOC: Westdeutsche Landesbank
                      Girozentrale, Bayerische
                      Landesbank Girozentrale, Morgan
                      Guaranty Trust Co. of New York)             3,000,000

       1,000,000  Los Angeles County Schools
                      Regionalized Business Services
                      Certificates of Participation,
                      Series 1997 C, (Local
                      Educational Agencies), 4.25%,
                      10/1/98 (FSA)                               1,002,546

      17,730,000  Los Angeles Multifamily Housing
                      Rev., Series 1985 K, VRDN,
                      3.15%, 3/3/98 (LOC: FHLB)                  17,730,000


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  3,500,000  Los Angeles Wastewater Systems
                      Rev., 3.68%, 4/7/98 (LOC:
                      Morgan Guaranty Trust Co. of
                      New York, Union Bank of
                      Switzerland)                           $    3,500,000

       5,000,000  Los Angeles Wastewater Systems
                      Rev., 3.70%, 5/7/98 (LOC:
                      Morgan Guaranty Trust Co. of
                      New York, Union Bank of
                      Switzerland)                                5,000,000

       3,000,000  Los Angeles Wastewater Systems
                      Rev., 3.70%, 5/8/98 (LOC:
                      Morgan Guaranty Trust Co. of
                      New York, Union Bank of
                      Switzerland)                                3,000,000

       2,000,000  Modesto Multifamily Housing Rev.,
                      Series 1996 A, (Shadowbrook),
                      VRDN, 3.30%, 3/5/98 (LOC:
                      Bank of America N.T. & S.A.)                2,000,000

       1,950,000  Moreno Valley Certificates of
                      Participation, (City Hall
                      Refinancing Project), VRDN,
                      3.60%, 3/5/98 (LOC: Union
                      Bank of California, N.A.)                   1,950,000

       9,500,000  Oceanside Multifamily Housing
                      Rev., (Lakeridge Apartments
                      Project), VRDN, 3.45%, 3/4/98
                      (LOC: Continental Casualty Co.)             9,500,000

       4,600,000  Orange County Local
                      Transportation Auth. Rev., 3.40%,
                      6/12/98 (LOC: Union Bank of
                      Switzerland)                                4,600,000

       4,000,000  Orange County Multifamily Housing
                      Auth. Rev., (Lantern Pines),
                      VRDN, 3.20%, 3/4/98 (LOC:
                      Bank of America N.T. & S.A.)                4,000,000

         700,000  Palm Springs Redevelopment
                      Agency Certificates of
                      Participation, VRDN, 3.15%,
                      3/4/98 (LOC: Citibank, N.A.)                  700,000

       2,720,000  Poway Unified School District
                      Special Tax Rev., (Community
                      Facilities District No. 1), 4.25%,
                      10/1/98 (MBIA)                              2,730,107

       9,740,000  Redlands Certificates of Participation,
                      (Sewer Treatment Facilities Project),
                      VRDN, 3.05%, 3/4/98 (FGIC) (SBBPA:
                      General Electric Capital Corp.)             9,740,000

See Notes to Financial Statements


SEMIANNUAL REPORT                  CALIFORNIA TAX-FREE MONEY MARKET       9


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  9,045,000 Redlands Certificates of Participation,
                      (Water Treatment Facilities Project),
                      VRDN, 3.05%, 3/4/98 (FGIC)(SBBPA:
                      General Electric Capital Corp.)        $    9,045,000

       2,500,000  Riverside County GO, 3.75%,
                      4/23/98 (LOC: Westdeutsche
                      Landesbank Girozentrale)                    2,500,000

       3,420,000  Riverside County Multifamily
                      Housing Rev., (Ambergate
                      Apartments), VRDN, 3.25%,
                      3/5/98 (LOC: Union Bank of
                      California, N.A.)                           3,420,000

       1,715,000  Rohnert Park Multifamily Housing
                      Rev., (Crossbrook Apartments),
                      VRDN, 3.05%, 3/4/98 (FNMA
                      Collateral Agreement)                       1,715,000

       5,990,000  Sacramento County Multifamily
                      Housing Rev., (River Oaks),
                      VRDN, 3.35%, 3/5/98 (LOC:
                      Chase Manhattan Bank)                       5,990,000

       3,400,000  Sacramento County Multifamily
                      Housing Rev., Series 1996 A,
                      VRDN, 3.10%, 3/4/98 (LOC:
                      California State Teachers'
                      Retirement System)                          3,400,000

      25,375,000  San Bernardino County Certificates
                      of Participation, VRDN, 3.46%,
                      3/5/98 (MBIA) (SBBPA: Merrill
                      Lynch & Co., Inc.)                         25,375,000

       3,350,000  San Bernardino County Multifamily
                      Housing Rev., Series 1992 A,
                      (Arrowview Park Apartments
                      Project), VRDN, 3.15%, 3/5/98
                      (LOC: FHLB)                                 3,350,000

       1,800,000  San Bernardino County Multifamily
                      Housing Rev., Series 1993 A,
                      (Monterey Villas Apartments),
                      VRDN, 3.15%, 3/5/98 (LOC:
                      FHLB)                                       1,800,000

       2,800,000  San Bernardino County Multifamily
                      Housing Rev., Series 1997 A,
                      (Mountain View), VRDN, 3.40%,
                      3/5/98 (LOC: FHLB)                          2,800,000

      12,625,000  San Diego County Tax and
                      Revenue Anticipation Notes,
                      4.50%, 9/30/98 (LOC: Bank of
                      Nova Scotia, Canadian Imperial
                      Bank, Commerzbank
                      Aktiengesellschaft)                        12,672,384


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  4,300,000  San Diego Multifamily Housing
                      Rev., Series 1993 A, (Coral
                      Point Apartments), VRDN, 3.50%,
                      3/5/98 (LOC: Continental
                      Casualty Co.)                          $    4,300,000

      10,830,000  San Diego Public Facilities Sewer
                      Financing Auth. Rev., VRDN,
                      3.36%, 3/5/98 (FGIC) (SBBPA:
                      Merrill Lynch & Co., Inc.)                 10,830,000

       6,500,000  San Francisco City and County GO,
                      Series 1, 4.50%, 6/15/98
                      (FGIC)                                      6,512,488

       5,150,000  San Francisco City and County
                      Redevelopment Financing
                      Auth. Rev., (Yerba Buena Garden),
                      VRDN, 3.25%, 3/4/98(LOC:
                      National Westminster Bank PLC)              5,150,000

       3,000,000  Santa Barbara County Tax and
                      Revenue Anticipation Notes,
                      Series 1997 A, 4.50%,
                      10/1/98                                     3,010,529

      10,000,000  South Coast County Local
                      Educational Agencies Tax and
                      Rev. Anticipation Notes, Series
                      1997 A, 4.50%, 6/30/98
                      (MBIA)                                     10,020,399

         550,000  South San Francisco Certificates
                      of Participation, (Quality Control
                      Plant Project), VRDN, 3.30%,
                      3/5/98 (LOC: National
                      Westminster Bank PLC)                         550,000

       8,800,000  Southern California Public Power
                      Auth. Rev., VRDN, 3.00%,
                      3/4/98 (FSA) (SBBPA: Morgan
                      Guaranty Trust Co. of New York)             8,800,000

       5,400,000  Three Valleys Municipal Water
                      District Certificates of
                      Participation, (Miramar Water
                      Treatment), VRDN, 3.30%,
                      3/4/98 (LOC: Barclays Bank
                      PLC)                                        5,400,000

       1,500,000  Triunfo Sanitation District Rev.,
                      VRDN, 3.45%, 3/4/98
                      (LOC: Banque Nationale
                      de Paris S.A.)                              1,500,000

       5,000,000  Victor Valley Community College
                      Certificates of Participation,
                      VRDN, 3.05%, 3/5/98 (LOC:
                      Banque Nationale de Paris S.A.,
                      Union Bank of California, N.A.)             5,000,000

See Notes to Financial Statements


10      CALIFORNIA TAX-FREE MONEY MARKET       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  1,700,000  West Sacramento Financing Auth.
                      Special Tax Rev., Series 1996 C,
                      VRDN, 3.20%, 3/5/98 (LOC:
                      Wells Fargo Bank, N.A.)                $    1,700,000

       2,000,000  Westminster Redevelopment
                      Agency Tax Allocation Rev.,
                      (Commercial Redevelopment
                      Project No. 1), 3.20%, 3/5/98
                      (AMBAC) (SBBPA: Landesbank
                      Hessen - Thuringen Girozentrale)            2,000,000
                                                            --------------------

TOTAL INVESTMENT SECURITIES--100.0%                             $454,296,155
                                                            ====================


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

(1) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


SEMIANNUAL REPORT                  CALIFORNIA TAX-FREE MONEY MARKET       11


                       CALIFORNIA MUNICIPAL MONEY MARKET

                                     7-DAY           7-DAY                         7-DAY TAX-EQUIVALENT YIELDS
                                    CURRENT        EFFECTIVE        34.70%           37.42%          41.95%            45.22%
                                     YIELD           YIELD        Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
------------------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California Municipal
Money Market                         3.03%           3.07%           4.64%            4.84%           5.22%             5.53%

Yields are defined in the Glossary on page 29.

                                                                                             AVERAGE ANNUAL RETURNS
                                                   6 MONTHS         1 YEAR           3 YEARS         5 YEARS       LIFE OF
FUND(2)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California Municipal Money Market ...............    1.60%            3.24%           3.25%           2.91%             3.13%

Average California
Tax-Exempt
Money Market Fund(3) ............................    1.46%            2.99%           3.03%           2.76%             2.91%

Fund's Ranking Among
California
Tax-Exempt Money Market Funds(3) ................     --           9 out of 54    10 out of 48     9 out of 42       6 out of 35
----------

(1) Returns for periods less than one year are not annualized.

(2) Inception date was December 31, 1990.

(3)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE

                              2/28/98           8/31/97
Number of Securities            50                57
Weighted Average Maturity     47 days           38 days
Expense Ratio                 0.50%*             0.52%

* Annualized.


Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


12      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA MUNICIPAL MONEY MARKET

MANAGEMENT Q & A

    An interview with Todd Pardula, a portfolio manager on the California Municipal Money Market fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED FEBRUARY 28, 1998?

    The fund performed very well, providing a higher level of tax-exempt income than the average California tax-free money market fund. For the sixmonth period, the fund produced a total return of 1.60%, compared with the 1.46% average return of the 54 "California Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT FACTORS HAD THE BIGGEST IMPACT ON THE CALIFORNIA MONEY MARKET?

    It was a fairly quiet period for the market. The Federal Reserve kept short-term interest rates steady, and California money market yields followed suit, except for some modest seasonal fluctuations.

    One of the most unusual events affecting the California market occurred across the Pacific Ocean--the financial meltdown in Asia. The Asian crisis had a negative impact on Japanese banks, many of which provide letters of credit
(LOCs) for California tax-exempt money market securities. These banks, which already had significant credit problems due to deflated Japanese real estate values, are major lenders to companies in Southeast Asia.

HOW DID THIS SITUATION AFFECT THE FUND?

    We've been cutting back on our exposure to Japanese banks over the past few years. By mid-1997, our internal restrictions limited the fund's investment in securities backed by Japanese banks to just 5% of fund assets--much less than the average California money market fund. As the Asian crisis developed, we went a step further and eliminated all Japanese LOCs from the portfolio. In their place, we purchased securities backed by U.S. and European LOCs.

    Second, the Asian turmoil changed expectations about U.S. economic growth and the direction of interest rates. After the extent of the Asian crisis became evident, the consensus among economists was that the U.S. economy would likely slow down. Many investors expected the Fed to lower short-term interest rates as a counteractive stimulus, perhaps as early as the second quarter of 1998.

    However, we believed that the U.S. economy was still too strong for a Fed action. As a result, we kept the portfolio's average maturity shorter than many other California money market funds. That turned out to be an advantage when short-term interest rates rose in late January. A shorter average maturity is advantageous when interest rates rise because assets can be reinvested more rapidly at the higher rates.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Variable-Rate Notes         76%
Municipal Notes              9%
Put Bonds                    8%
Bonds less than 1 Year       5%
Commercial Paper             2%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Variable-Rate Notes         78%
Bonds less than 1 Year      12%
Put Bonds                    4%
Commercial Paper             4%
Municipal Notes              2%


SEMIANNUAL REPORT                     CALIFORNIA MUNICIPAL MONEY MARKET      13


                       CALIFORNIA MUNICIPAL MONEY MARKET

DID THE FUND HAVE A SHORTER-THAN-AVERAGE MATURITY FOR THE ENTIRE PERIOD?

    No. In September, the fund was at 38 days, shorter than the average California money market fund. We extended the average maturity out to 60 days in late October because yields looked very attractive relative to U.S. Treasury bills. Extending the fund's maturity enabled us to lock in these attractive yields for a longer period of time.

    Tax-exempt yields became less attractive in January, so we allowed the fund's average maturity to shorten. However, we purchased a one-year security in mid-February, extending the fund's average maturity to 50 days.

ASIDE FROM MATURITY, WHY DO YOU THINK YOU OUTPERFORMED YOUR PEER GROUP?

    A majority of the fund's assets are invested in variable-rate notes, known as "floaters." The yields of these securities "float," resetting either daily or weekly to reflect interest rate changes. Although short-term interest rates in general were relatively stable during the period, yields on tax-free floaters fluctuated significantly as supply and demand conditions changed.

    These floaters are issued by municipalities and resold by agents who set rates based on supply and demand in the marketplace. We try to develop relationships with those agents who can offer us the best yields for these securities. Our working relationships with these vendors can have as much influence on performance as our decision on the portfolio's average maturity.

THE FUND INVESTS IN SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX (AMT). WHY IS THAT SIGNIFICANT TO INVESTORS?

    Interest from AMT securities can have tax implications for shareholders subject to the alternative minimum tax. Because of this potential tax liability, AMT securities usually offer slightly higher yields.

    Investors subject to AMT should consider our California Tax-Free Money Market Fund, which does not invest in AMT securities.

LOOKING AHEAD, WHAT'S IN STORE FOR THE CALIFORNIA MONEY MARKET IN THE COMING MONTHS?

    There are some seasonal factors to consider. We expect money fund assets to decrease in April as shareholders withdraw funds to make income tax payments. This can be an opportunity for us because it reduces demand and therefore boosts the yields of short-term securities.

    We'll also look at "note season," a period in June and July when the majority of one-year California notes are issued, as the best opportunity to extend the fund's maturity.

WHAT IS YOUR OUTLOOK FOR THE FUND?

    Despite the Asian crisis, the U.S. economy is still going strong. Right now, the market expects the Fed to keep short-term interest rates steady. We'll keep the fund's average maturity close to neutral, perhaps extending it if yields become more attractive. We might also extend the fund's maturity if the U.S. economy shows signs of slowing down later in the year.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
SP1+            66%
SP1             31%
SP2              3%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
SP1+            59%
SP1             41%


"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities.


14      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
------------------------------------------------------------------------------

MUNICIPAL SECURITIES

    $  1,900,000  Alameda County Industrial
                      Development Auth. Rev.,
                      Series 1994 A, (Scientific
                      Technology Project), VRDN,
                      3.40%, 3/4/98 (LOC: Banque
                      National de Paris S.A.)               $     1,900,000

       5,000,000  Alameda County Industrial
                      Development Auth. Rev.,
                      Series 1996 A, (Edward L.
                      Shimmon Inc.), VRDN, 3.40%,
                      3/5/98 (LOC: Banque Nationale
                      de Paris S.A.)                              5,000,000

       1,500,000  Alameda County Industrial
                      Development Auth. Rev.,
                      Series 1997 A, (Dicon Fiberoptics
                      Inc.), VRDN, 3.40%, 3/5/98
                      (LOC: Wells Fargo Bank, N.A.)               1,500,000

       2,200,000  Association of Bay Area Governments
                      Multifamily Housing
                      Rev., Series 1997 A, (Mountain View
                      Apartments), VRDN,
                      3.50%, 3/5/98 (LOC:
                      Comerica Bank)                              2,200,000

         700,000  Berkeley Revenue Bonds,
                      (Berkeley YMCA), 4.80%,
                      6/1/98 (LOC: Banque Nationale
                      de Paris S.A.)                                701,565

       3,300,000  California Health Facilities Auth. Rev.,
                      (Episcopal Home Project),
                      VRDN, 3.95%, 3/2/98 (LOC:
                      Union Bank of California, N.A.)             3,300,000

       3,625,000  California Housing Financing
                      Agency Mortgage Rev.,
                      Series 1996 J, Mandatory Put,
                      3.95%, 8/1/98 (Investment
                      Agreement: FGIC)                            3,625,000

       3,360,000  California Housing Financing
                      Agency Rev., VRDN, 3.41%,
                      3/5/98 (MBIA) (SBBPA: Credit
                      Suisse First Boston, Inc.)                  3,360,000

       7,770,000  California Housing Financing
                      Agency Rev., Series 1996 A,
                      Class A Certificates, VRDN,
                      3.61%, 3/5/98 (LOC: Caisse
                      Des Depots Et Consignations)                7,770,000


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  1,600,000  California Housing Financing
                      Agency Rev., Series 1997 B,
                      (Multifamily Housing III), VRDN,
                      3.50%, 3/4/98 (LOC: Credit
                      Suisse First Boston, Inc., Morgan
                      Guaranty Trust Co. of New York)       $     1,600,000

      10,430,000  California Housing Financing
                      Agency Rev., Series 1997 C,
                      (Multifamily Housing III), VRDN,
                      3.50%, 3/4/98 (LOC: Credit
                      Suisse First Boston, Inc., Morgan
                      Guaranty Trust Co. of New York)            10,430,000

       1,700,000  California Housing Financing
                      Agency Rev., Series 1998 C,
                      3.55%, 2/1/99 (Investment
                      Agreement: FGIC)                            1,700,000

       6,000,000  California Housing Financing
                      Agency Rev., Series 1998 E,
                      3.55%, 3/12/99 (Investment
                      Agreement: American
                      International Group, Inc.)                  6,000,000

       9,100,000  California Pollution Control Financing
                      Auth. Solid Waste
                      Disposal Rev., Series 1994 A,
                      (Western Waste Industries),
                      VRDN, 3.70%, 3/5/98 (LOC:
                      Union Bank of California, N.A.)             9,100,000

       2,300,000  California Public Capital
                      Improvements Financing Auth.
                      Rev., Series 1988 C, 3.75%,
                      3/16/98 (LOC: National
                      Westminster Bank PLC)                       2,300,000

       4,000,000  California School Cash Reserve
                      Program Auth. Rev.,  Series
                      1997 A, 4.75%, 7/2/98
                      (AMBAC)                                     4,011,674

       1,200,000  California State Economic Development
                      Financing Auth. Industrial Rev.,
                      (CALCO Project), VRDN, 3.50%,
                      3/4/98 (LOC:
                      Wells Fargo Bank, N.A.)                     1,200,000

       3,040,000  California State Economic
                      Development Financing Auth.
                      Industrial Rev., (Vortech
                      Engineering Inc. Project), VRDN,
                      3.95%, 3/4/98 (LOC: Bank of
                      Hawaii)                                     3,040,000

       6,000,000  California State Rev. Anticipation
                      Notes, 4.50%, 6/30/98                       6,012,570

See Notes to Financial Statements


SEMIANNUAL REPORT                 CALIFORNIA MUNICIPAL MONEY MARKET       15


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  5,600,000  California State Rev. Anticipation
                      Notes, Floating Rate Trust
                      Receipts, Series 1997-23,
                      3.90%, 3/2/98 (LOC: Bank of
                      New York)(1)                          $     5,600,000

       5,000,000  California State Veterans GO,
                      VRDN, 3.41%, 3/5/98 (FSA)
                      (SBBPA: Merrill Lynch & Co., Inc.)          5,000,000

       4,000,000  California Statewide Communities
                      Development Auth.
                      Multifamily Housing Rev.,
                      Series 1997 A, (Plaza Club
                      Apartments Project), VRDN,
                      3.50%, 3/4/98 (LOC:
                      Comerica Bank)                              4,000,000

       1,200,000  California Statewide Communities
                      Development Auth.
                      Multifamily Housing Rev.,
                      Series 1997 G, (Sunrise of
                      Moraga), VRDN, 3.35%, 3/5/98 (LOC:
                      Commerzbank A.G.)                           1,200,000

       1,365,000  California Statewide Communities
                      Development Auth. Rev.,
                      Series 1996 G, (Lansmont
                      Property), VRDN, 3.30%, 3/4/98
                      (LOC: Wells Fargo Bank, N.A.)               1,365,000

       1,500,000  California Statewide Communities
                      Development Corp. Rev., (K.U.M.
                      Ltd. Project), VRDN, 3.65%,
                      3/4/98 (LOC: Union Bank of
                      California, N.A.)                           1,500,000

       3,615,000  Contra Costa County Certificates
                      of Participation, (Concord
                      Healthcare Center), VRDN,
                      3.40%, 3/4/98 (LOC:
                      NationsBank, N.A.)                          3,615,000

       1,800,000  Fowler Industrial Development
                      Auth. Rev., (Bee Sweet Citrus
                      Inc.), VRDN, 3.50%, 3/5/98
                      (LOC: Bank of America N.T. &
                      S.A.)                                       1,800,000

       3,500,000  Hanford Sewer Rev., Series 1996 A,
                      VRDN, 3.60%, 3/5/98 (LOC:
                      Union Bank of California, N.A.)             3,500,000

       1,000,000  Irvine Industrial Development Auth.
                      Rev., Series 1997 A, (Sabritec
                      Project), VRDN, 3.55%, 3/4/98
                      (LOC: Union Bank of California,
                      N.A.)                                       1,000,000


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  3,900,000  Kern County Superintendent of
                      Schools Certificates of
                      Participation, Series 1996 A,
                      VRDN, 3.40%, 3/5/98 (LOC:
                      Anchor National Life Insurance
                      Company)                              $     3,900,000

       2,300,000  Lassen Municipal Utility District Rev.,
                      Series 1996 A,
                      VRDN, 3.35%, 3/5/98 (FSA) (SBBPA:
                      Credit Local de France)                     2,300,000

       2,000,000  Los Angeles County Capital
                      Leasing Corp. Certificates of
                      Participation, 3.70%, 3/6/98
                      (LOC: Bayerische Landesbank
                      Girozentrale, Westdeutsche
                      Landesbank Girozentrale, Morgan
                      Guaranty Trust Co. of New York)             2,000,000

       1,185,000  Los Angeles County Industrial
                      Development Auth. Rev.,
                      (Keystone Engineering Company
                      Project), VRDN, 3.55%, 3/4/98
                      (LOC: Bank of Hawaii)                       1,185,000

       1,800,000  Los Angeles County Industrial
                      Development Auth. Rev.,
                      Series 1989 A, (Tulip Corporation
                      Project),  VRDN, 3.10%,
                      3/4/98 (LOC:
                      LaSalle National Bank)                      1,800,000

       1,500,000  Los Angeles County Wastewater
                      Rev., 3.68%, 4/7/98 (LOC:
                      Morgan Guaranty Trust Co. of
                      New York, Union Bank of
                      Switzerland)                                1,500,000

       3,900,000  Los Angeles Multifamily Housing
                      Rev., Series 1989 C, (Vermont
                      Knoll Apartments), VRDN,
                      3.50%, 3/4/98 (LOC: Wells
                      Fargo Bank, N.A.)                           3,900,000

       3,500,000  Los Angeles Multifamily Housing
                      Rev., Series 1997 D, (Mission
                      Village Terrace), VRDN, 3.30%,
                      3/5/98 (LOC: FHLB)                          3,500,000

       4,500,000  Oceanside Multifamily Housing
                      Rev., (Lakeridge Apartments
                      Project), VRDN, 3.45%, 3/4/98
                      (LOC: Continental Casualty Co.)             4,500,000

See Notes to Financial Statements


16      CALIFORNIA MUNICIPAL MONEY MARKET      AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  3,000,000  Orange County Industrial
                      Development Auth. Rev.,
                      Series 1997 A, (Control Air
                      Conditioning Project), VRDN,
                      3.50%, 3/4/98 (LOC: California
                      State Teachers' Retirement
                      System)                               $     3,000,000

       3,220,000  Orange County Public Financing
                      Auth. Waste Management
                      Systems Rev., 4.75%, 12/1/98
                      (AMBAC)                                     3,240,055

       1,250,000  Petaluma Community Development
                      Multifamily Housing Rev.,
                      Series 1996 A, (Oakmont at
                      Petaluma), VRDN, 3.30%,
                      3/5/98 (LOC: U.S. Bank, N.A.)               1,250,000

       2,660,000  Pleasant Hill Redevelopment
                      Agency Multifamily Housing Rev.,
                      Series 1996 A, (Chateau III
                      Project), VRDN, 3.30%, 3/5/98
                      (LOC: Commerzbank A.G.)                     2,660,000

       2,320,000  Riverside County Industrial
                      Development Auth. Rev., (Merrick
                      Engineering Inc.), VRDN, 3.50%,
                      3/4/98 (LOC: Wells Fargo Bank,
                      N.A.)                                       2,320,000

       1,015,000  Riverside County Multifamily
                      Housing Rev., Series 1986 A,
                      (Tyler Village Project), VRDN,
                      3.10%, 3/4/98 (LOC: Chase
                      Manhattan Bank)                             1,015,000

       9,500,000  Sacramento County Housing Auth.
                      Rev., Issue 1992 A, (Shadowood
                      Apartments Projects), VRDN,
                      3.30%, 3/4/98 (LOC: General
                      Electric Capital Corp.)                     9,500,000

       3,500,000  San Diego County Tax and Rev.
                      Anticipation Notes, 4.50%,
                      9/30/98 (LOC: Bank of Nova
                      Scotia, Canadian Imperial Bank,
                      Commerzbank A.G.)                           3,512,871

         900,000  San Diego Industrial Development Rev.,
                      Series 1987 A,
                      (Kaiser  Aerospace and Electricity),
                      VRDN, 3.40%,  3/5/98 (LOC:
                      ABN Amro Bank N.V.)                           900,000


Principal Amount                                                  Value
------------------------------------------------------------------------------

    $  2,800,000  San Francisco City & County
                      Airport Rev., (Community
                      International Airport, SGA 50),
                      VRDN, 3.40%, 3/4/98 (MBIA)
                      (SBBPA: Societe Generale)              $    2,800,000

       2,670,000  San Francisco City & County GO,
                      4.50%, 6/15/98 (FGIC)                       2,675,130

       1,500,000  Santa Barbara County Tax and
                      Rev. Anticipation Notes,
                      Series 1997 A, 4.50%, 10/1/98               1,505,215
                                                            --------------------

TOTAL INVESTMENT SECURITIES--100.0%                             $162,294,080
                                                            ====================


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FHLB = Federal Home Loan Bank

FSA = Financial Security Assurance

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

(1) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


SEMIANNUAL REPORT                 CALIFORNIA MUNICIPAL MONEY MARKET       17


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                    TAX-FREE          MUNICIPAL
                                                  MONEY MARKET      MONEY MARKET
FEBRUARY 28, 1998 (UNAUDITED)

ASSETS

Investment securities, at value
  (amortized cost and cost for federal
  income tax purposes)(Note 1) ................   $454,296,155      $162,294,080

Cash ..........................................     5,038,717          1,629,736

Receivable for investments sold ...............         --             3,200,000

Interest receivable ...........................     3,891,775          1,113,755
                                                 --------------    -------------
                                                  463,226,647        168,237,571
                                                 --------------    -------------
LIABILITIES

Disbursements in excess of
  demand deposit cash .........................      516,483            82,998

Payable for investments purchased .............     5,000,479             --

Payable for capital shares redeemed ...........       82,912            57,808

Accrued management fees (Note 2) ..............      172,587            63,785

Dividends payable .............................       36,663            13,486

Payable for trustees' fees and expenses .......        429                429
                                                 --------------    -------------
                                                    5,809,553           218,506
                                                 --------------    -------------
Net Assets ....................................    $457,417,094     $168,019,065
                                                 ==============    =============

CAPITAL SHARES

Outstanding (Unlimited number of
  shares authorized) ..........................    457,417,373       168,055,490
                                                 ==============    =============
Net Asset Value Per Share .....................       $1.00              $1.00
                                                 ==============    =============
NET ASSETS CONSIST OF:

Capital paid in ...............................    $457,417,373     $168,055,490

Undistributed net investment income ...........      397,647            122,185

Accumulated net realized loss on
  investment transactions .....................      (397,926)         (158,610)
                                                 --------------    -------------
                                                   $457,417,094     $168,019,065
                                                 ==============    =============
See Notes to Financial Statements


18     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS

                           STATEMENTS OF OPERATIONS

                                                    TAX-FREE          MUNICIPAL
                                                  MONEY MARKET      MONEY MARKET
FOR THE SIX MONTHS ENDED
FEBRUARY 28, 1998 (UNAUDITED)

INVESTMENT INCOME

Income:

Interest ......................................    $7,585,815         $3,108,312
                                                 --------------    -------------
Expenses (Note 2):

Management fees ...............................    1,041,466            414,058

Trustees' fees and expenses ...................      7,837               4,709
                                                 --------------    -------------
                                                   1,049,303            418,767
                                                 --------------    -------------
Net investment income .........................    6,536,512           2,689,545
                                                 --------------    -------------
NET REALIZED GAIN ON INVESTMENTS

Net realized gain on investments ..............       325                 --
                                                 --------------    -------------
Net Increase in Net Assets

Resulting from Operations .....................    $6,536,837         $2,689,545
                                                 ==============    =============
See Notes to Financial Statements


SEMIANNUAL REPORT                          STATEMENTS OF OPERATIONS       19


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            TAX-FREE                            MUNICIPAL
                                                          MONEY MARKET                         MONEY MARKET
SIX MONTHS ENDED FEBRUARY 28, 1998
(UNAUDITED)  AND YEAR ENDED AUGUST 31, 1997

Increase (Decrease) in Net Assets                    1998               1997              1998              1997

OPERATIONS

Net investment income ..........................  $6,536,512        $13,240,936        $2,689,545        $5,718,165

Net realized gain on investments ...............     325                 --                --                --
                                                --------------     --------------     -------------     --------------
Net increase in net assets resulting
from operations ................................  6,536,837          13,240,936        2,689,545          5,718,165
                                                --------------     --------------     -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .....................  (6,536,699)       (13,314,031)       (2,684,129)       (5,716,498)
                                                --------------     --------------     -------------     --------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ...................... 246,786,091        419,433,691        70,630,657        161,382,680

Proceeds from reinvestment of distributions ....  6,250,793          12,569,974        2,570,779          5,431,054

Payments for shares redeemed ................... (213,403,986)      (439,992,918)     (75,665,131)      (192,858,059)
                                                --------------     --------------     -------------     --------------
Net increase (decrease) in net assets
from capital share transactions ................  39,632,898         (7,989,253)       (2,463,695)      (26,044,325)
                                                --------------     --------------     -------------     --------------
Net increase (decrease) in net assets ..........  39,633,036         (8,062,348)       (2,458,279)      (26,042,658)

NET ASSETS

Beginning of period ............................ 417,784,058        425,846,406       170,477,344        196,520,002
                                                --------------     --------------     -------------     --------------
End of period .................................. $457,417,094       $417,784,058      $168,019,065      $170,477,344
                                                ==============     ==============     =============     ==============
Undistributed net investment income ............   $397,647           $397,834          $122,185          $116,765
                                                ==============     ==============     =============     ==============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ........................................... 246,786,091        419,433,691        70,630,657        161,382,680

Issued in reinvestment of distributions ........  6,250,793          12,569,974        2,570,779          5,431,054

Redeemed ....................................... (213,403,986)      (439,992,918)     (75,665,131)      (192,858,059)
                                                --------------     --------------     -------------     --------------
Net increase (decrease) ........................  39,632,898         (7,989,253)       (2,463,695)      (26,044,325)
                                                ==============     ==============     =============     ==============

See Notes to Financial Statements


20      STATEMENTS OF CHANGES IN NET ASSETS       AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Tax-Free Money Market Fund (Tax-Free Money Market) and American Century - Benham California Municipal Money Market Fund (Municipal Money Market) (the Funds) are two of the seven funds issued by the Trust. Tax-Free Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The Funds seek income which is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions.

    At August 31, 1997, accumulated net realized capital loss carryovers for Tax-Free Money Market of approximately $298,900 (expiring 1999 through 2004) and for Municipal Money Market of approximately $158,600 (expiring 2003 through
2004) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       21


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule is as follows:

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

    The annualized Complex Fee (for all Funds) schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


22      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA TAX-FREE MONEY MARKET

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                      1998(1)         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ................   $1.00          $1.00          $1.00           $1.00          $1.00          $1.00
                                    ----------     ----------     ----------      ----------     ----------     ----------
Income From
Investment Operations

  Net Investment Income ............   0.02           0.03           0.03            0.03           0.02           0.02
                                    ----------     ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income .......  (0.02)         (0.03)         (0.03)          (0.03)         (0.02)         (0.02)
                                    ----------     ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Period .....  $1.00          $1.00          $1.00           $1.00          $1.00          $1.00
                                    ==========     ==========     ==========      ==========     ==========     ==========
  Total Return(2) ..................   1.56%          3.17%          3.12%           3.31%          2.09%          2.13%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............. 0.50%(3)         0.49%          0.49%           0.52%          0.50%          0.51%

Ratio of Net Investment Income
to Average Net Assets .............. 3.13%(3)         3.10%          3.12%           3.28%          2.07%          2.09%

Net Assets, End
of Period (in thousands) ........... $457,417       $417,784       $425,846        $414,099       $371,074       $338,731
----------

(1) Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       23


                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                      1998(1)         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...............    $1.00          $1.00          $1.00           $1.00          $1.00          $1.00
                                    ----------     ----------     ----------      ----------     ----------     ----------
Income From
Investment Operations

  Net Investment Income ...........    0.02           0.03           0.03            0.03           0.02           0.02
                                    ----------     ----------     ----------      ----------     ----------     ----------
Distributions

  From Net Investment Income ......   (0.02)         (0.03)         (0.03)          (0.03)         (0.02)         (0.02)
                                    ----------     ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of Period ....    $1.00          $1.00          $1.00           $1.00          $1.00          $1.00
                                    ==========     ==========     ==========      ==========     ==========     ==========
  Total Return(2) .................    1.60%          3.15%          3.23%           3.35%          2.15%          2.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .............  0.50%(3)         0.52%          0.53%           0.53%          0.51%          0.46%

Ratio of Net Investment Income
to Average Net Assets .............  3.21%(3)         3.10%          3.20%           3.31%          2.13%          2.21%

Net Assets, End
of Period (in thousands) ..........  $168,019       $170,477       $196,520        $191,722       $243,701       $247,621
----------

(1)  Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements


24      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                                     NOTES


SEMIANNUAL REPORT                                             NOTES       25


                                     NOTES


26      NOTES                                  AMERICAN CENTURY INVESTMENTS


                                     NOTES


     SEMIANNUAL REPORT                                            NOTES       27


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price by investing in high-quality
California municipal money market securities with remaining maturities of 13 months or less. There can be no assurance that these funds will be able to maintain a stable net asset value per share.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for the California Tax-Free Money Market and Municipal Money Market is:

    CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS --funds that invest in high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Manager                              Todd Pardula
  Credit Research Manager                        Steven Permut
--------------------------------------------------------------------------------

28      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 23-24.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* PUT BONDS--long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE NOTES--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


SEMIANNUAL REPORT                                          GLOSSARY       29

[american century logo(reg.sm)]
           American
       Century(reg.tm)


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


9804           [recycled logo]
SH-BKT-12009      Recycled

                                  SEMIANNUAL
                                    REPORT

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)


                               FEBRUARY 28, 1998

                                    BENHAM
                                     GROUP

                       California Limited-Term Tax-Free
                     California Intermediate-Term Tax-Free
                         California Long-Term Tax-Free

                               TABLE OF CONTENTS

Report Highlights .........................................................    1
Our Message to You ........................................................    2
Market Perspective ........................................................    3
California Limited-Term Tax-Free
           Performance & Portfolio Information ............................    4
           Management Q & A ...............................................    5
           Schedule of Investments ........................................    8
           Financial Highlights ...........................................   37
California Intermediate-Term Tax-Free
           Performance & Portfolio Information ............................   12
           Management Q & A ...............................................   13
           Schedule of Investments ........................................   16
           Financial Highlights ...........................................   38
California Long-Term Tax-Free
           Performance & Portfolio Information ............................   23
           Management Q & A ...............................................   24
           Schedule of Investments ........................................   27
           Financial Highlights ...........................................   39
Statements of Assets and Liabilities ......................................   31
Statements of Operations ..................................................   32
Statements of Changes in Net Assets .......................................   33
Notes to Financial Statements .............................................   34
Background Information
           Investment Philosophy & Policies ...............................   40
           Comparative Indices ............................................   40
           Lipper Rankings ................................................   40
           Investment Team Leaders ........................................   40
Glossary ..................................................................   41

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below


                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century           Twentieth Century
        Group                       Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
  California Limited-Term
California Intermediate-Term
   California Long-Term

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MUNICIPAL MARKET OVERVIEW

* Municipal bond investors enjoyed favorable returns for the six months ended February 28, 1998.

*  Longer-term municipal securities outperformed shorter-term ones.

* Healthy economic growth helped the municipal market reach its highest level of credit quality in nearly a decade.

* Improving credit conditions and higher municipal issuance caused the interest rate difference between securities rated AAA and BBB to decrease.

* Municipal issuance in 1998 is expected to be greater than it has been the previous few years.

LIMITED-TERM TAX-FREE

* The fund provided competitive returns compared with the average California short-intermediate municipal fund, while offering an above-average yield. (See total returns on page 4.)

* We favored securities at the short and long ends of the fund's maturity range for most of the period.

* We will probably make only incremental average maturity adjustments to the fund in the near term.

INTERMEDIATE-TERM TAX-FREE

* The fund performed well for the six months and provided a higher yield than the average California intermediate municipal fund. (See total returns on page 12.)

* We kept duration (a measurement of a portfolio's interest rate sensitivity) neutral to slightly long to take advantage of generally falling interest rates.

* We constantly monitored bonds that we felt had the potential to shorten duration.

* We will probably keep the fund's duration slightly long going forward and continue to focus on maintaining yield.

LONG-TERM TAX-FREE

* The fund's return was higher than the average California municipal fund, according to Lipper Analytical Services. (See total returns on page 23.)

* In addition to producing a superior total return, the fund also had a better-than-average yield.

* Central to the fund's solid long-term performance are our below-average expenses and conservative approach to managing the fund's duration, structure and security selection.

* Going forward, we'll likely maintain the same duration and structure that helped the fund to such solid returns over the last six months.


          CALIFORNIA LIMITED-TERM

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       2.80%*
     1 Year                          5.40%

NET ASSETS:                 $130.4 million
     (AS OF 2/28/98)

INCEPTION DATE:                     6/1/92

TICKER SYMBOL:                       BCSTX


           CALIFORNIA INTER.-TERM

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       4.01%*
     1 Year                          7.60%

NET ASSETS:                 $448.2 million
     (AS OF 2/28/98)

INCEPTION DATE:                    11/9/83

TICKER SYMBOL:                       BCITX


            CALIFORNIA LONG-TERM

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       5.17%*
     1 Year                          9.67%

NET ASSETS:                 $317.0 million
     (AS OF 2/28/98)

INCEPTION DATE:                    11/9/83

TICKER SYMBOL:                       BCLTX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 41.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    Benham California Tax-Free bond funds produced solid returns during the six months ended February 28, 1998. Municipal bonds in general performed well as U.S. economic growth remained strong and inflation stayed out of sight.

    On the corporate front, this has been an eventful six months. American Century gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. The new partnership is very exciting and will allow both companies to offer investors a highly diverse menu of investment options and services.

    As you may be aware, Jim Benham, founder of the Benham Group, retired in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We would also like to let you know what we're doing about the year 2000 issue, which refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already year 2000 compliant, we are aggressively addressing the problem and anticipate the project should be completed by November 1998.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE


[line graph - data below]

CREDIT SPREADS: AAA INSURED VS. BBB BOND YIELDS

                                   Bond Yields
                AAA Insured 30-Year GO      BBB 30-Year Revenue
09/01/97                  5.300%                  5.750%
09/05/97                  5.260%                  5.690%
09/12/97                  5.230%                  5.670%
09/19/97                  5.150%                  5.580%
09/26/97                  5.150%                  5.570%
10/03/97                  5.130%                  5.530%
10/10/97                  5.210%                  5.600%
10/17/97                  5.250%                  5.640%
10/24/97                  5.200%                  5.600%
10/31/97                  5.120%                  5.520%
11/07/97                  5.150%                  5.560%
11/14/97                  5.140%                  5.530%
11/21/97                  5.150%                  5.520%
11/28/97                  5.170%                  5.530%
12/05/98                  5.110%                  5.490%
12/12/98                  5.010%                  5.410%
12/19/98                  4.980%                  5.360%
12/26/98                  4.980%                  5.360%
01/02/98                  4.960%                  5.340%
01/09/98                  4.870%                  5.250%
01/16/98                  4.830%                  5.210%
01/23/98                  4.930%                  5.260%
01/30/98                  4.920%                  5.270%
02/06/98                  4.930%                  5.320%
02/13/98                  4.890%                  5.260%
02/20/98                  4.890%                  5.260%
02/27/98                  4.960%                  5.300%

Source: Bloomberg Financial Markets


FAVORABLE RETURNS

    Municipal bond investors enjoyed favorable returns for the six months ended February 28, 1998, thanks to a vibrant national economy and benign inflation levels. As the accompanying graph demonstrates, interest rates headed generally lower through the end of 1997 before stabilizing somewhat in early 1998.

    The bond-friendly environment allowed the greater interest rate sensitivity of longer-term municipals to outperform shorter-maturity issues. This outperformance is reflected in the 6.19% return for the Lehman Long-Term Municipal Index versus the 3.03% return of the Lehman 3-Year Municipal Index.

TIGHTENING CREDIT SPREADS

    Strong job growth and an improving economy during the six months helped the municipal bond market reach its highest level of credit quality in nearly a decade. Economic prosperity translated into increased upgrades for municipalities--according to Moody's Investors Service, an independent credit rating organization, upgrades outnumbered downgrades by a whopping 17 to 1 in 1997.

    Higher credit quality also led to an increase in insured municipal securities as insurers lowered their premiums for new municipals. That means that issuers have been able to raise the credit rating of their bonds by buying insurance at a reduced cost. A higher credit rating on the bond allows the municipality to offer a lower interest rate, saving them money in the long run. While the supply of bonds with higher credit quality has been on the rise, issuance of lower-rated municipals has declined, making the ones available even more prized. This has caused already tight credit spreads--the differences between the interest rates of higher-quality and lower-quality bonds--to narrow further.

    For example, the yield spread between a 30-year AAA insured municipal bond and a 30-year BBB municipal bond started the period at 45 basis points. (A basis point equals 0.01%). However, as interest rates headed lower during the six months and a flood of newly insured bonds hit the market in early 1998, credit spreads eroded further. By the end of February, the difference in yield between the 30-year AAA bond and the 30-year BBB bond was 34 basis points.

INCREASING SUPPLY

    With interest rates near their lowest levels in two decades, municipalities have been rushing to the market during 1998 with new or refinanced securities. Although municipal issuance between 1994 and 1997 was fairly low from a historical standpoint, issuance this year is shaping up to be more historically average. Projections for 1998 issuance fall around the $240 billion mark, sizably above the $221 billion level seen in 1997.

CALIFORNIA

    California's economy continued to flourish during the six months, adding nearly 500,000 jobs in 1997, while the state's unemployment rate fell below 6% in January 1998. The engine of growth in Northern California remains the high-technology industry, while strength in technology, tourism and entertainment all benefited Southern California. Going forward, California's economic health should bode well for the state's municipal credit quality.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                       CALIFORNIA LIMITED-TERM TAX-FREE

                                             30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                               SEC           34.70%           37.42%          41.95%            45.22%
                                              YIELD        Tax Bracket      Tax Bracket     Tax Bracket       Tax Bracket
---------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California Limited-Term Tax-Free              3.43%           5.25%            5.48%           5.91%             6.26%

Yields are defined in the Glossary on page 41.

                                                                                       AVERAGE ANNUAL RETURNS
                                            6 MONTHS         1 YEAR           3 YEARS         5 YEARS       LIFE OF
FUND(2)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California Limited-Term Tax-Free ............ 2.80%            5.40%           5.37%           4.19%         4.82%

Lehman 3-Year Municipal Bond Index .......... 3.03%            5.42%           5.89%           4.80%      5.24%(3)

Average California Short-Intermediate
Municipal Debt Fund(4) ...................... 2.82%            5.40%           5.37%           4.20%      4.76%(3)

Fund's Ranking Among California
Short-Intermediate Municipal Debt Funds(4) ..  --           3 out of 11     5 out of 10     3 out of 3       2 out of 2(3)

(1)  Returns for periods less than one year are not annualized.

(2)  Inception date was June 1, 1992.

(3) Since 6/30/92, the date nearest the fund's inception for which data are available.

(4)  According to Lipper Analytical Services.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 6/30/92*

                          Value on 2/28/98
                  Limited-Term        Lehman 3-Year
                    Tax-Free         Municipal Index
Jun-92              $10,000             $10,000
Sep-92              $10,202             $10,232
Dec-92              $10,336             $10,325
Mar-93              $10,538             $10,534
Jun-93              $10,675             $10,692
Sep-93              $10,833             $10,844
Dec-93              $10,949             $10,966
Mar-94              $10,801             $10,819
Jun-94              $10,862             $10,937
Sep-94              $10,956             $11,040
Dec-94              $10,882             $11,041
Mar-95              $11,207             $11,350
Jun-95              $11,434             $11,591
Sep-95              $11,598             $11,838
Dec-95              $11,787             $12,020
Mar-96              $11,817             $12,087
Jun-96              $11,908             $12,185
Sep-96              $12,074             $12,346
Dec-96              $12,250             $12,555
Mar-97              $12,295             $12,605
Jun-97              $12,535             $12,838
Sep-97              $12,750             $13,058
Dec-97              $12,904             $13,243
Feb-98              $13,013             $13,358

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

* 6/30/92 is the date nearest the fund's inception for which comparable performance data exist. The fund's actual inception date is 6/1/92.

PORTFOLIO AT A GLANCE
                                      2/28/97            8/31/97
Number of Securities                    84                 75
Weighted Average Maturity            3.6 years          3.5 years
Average Duration                     3.1 years          2.9 years
Expense Ratio                         0.52%*              0.49%

* Annualized.


4      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA LIMITED-TERM TAX-FREE

MANAGEMENT Q&A

    An interview with Joel Silva, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    For the six months ended February 28, 1998, California Limited Term's total return was 2.80%, compared with the 2.82% average return of the 12 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services and the 3.03% return of its benchmark, the Lehman -Year General Obligation Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

    In addition, as of February 28, 1998, the fund's 30-day SEC yield of 3.43% was notably higher than the average 3.13% yield of its peers.

HOW WAS THE FUND STRUCTURED?

    We maintained a "barbell" structure for most of the period. This structure overweights securities at the short and long ends of the fund's maturity range, and underweights those in between. A barbell performs best when the interest rate difference between longer- and shorter-term securities decreases, as we saw during the last part of 1997.

    Early in 1998, however, a large influx of new municipal issuance caused the difference in yield between shorter- and longer-term securities


[bar chart - data below]

CALIFORNIA LIMITED-TERM TAX-FREE'S ONE-YEAR RETURNS
SINCE INCEPTION (Periods ended February 28)

               Limited-Term       Lehman 3-Year
                Tax-Free         Municipal Index
2/93*             5.95%              5.65%
2/94              2.93%              3.67%
2/95              2.00%              2.72%
2/96              6.82%              7.71%
2/97              3.90%              4.56%
2/98              5.40%              5.42%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 41 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

* Return from 6/30/92 (the date nearest the fund's inception for which index data are available) to 2/28/93.


SEMIANNUAL REPORT                  CALIFORNIA LIMITED-TERM TAX-FREE       5


                       CALIFORNIA LIMITED-TERM TAX-FREE

to increase, leading to a steeper yield curve (a yield curve is a graphic representation of the relationship between bond yields and maturities).

    Anticipating the steepening curve, we moved the portfolio toward more of a "bulleted" position. This emphasized securities maturing around the three-year range, which provided optimum performance in this environment.

    By the end of February, the yield curve was once again flattening, so we began moving back to a barbell.

COULD MUNICIPAL YIELD SPREADS TIGHTEN FURTHER?

    Yes. For this to happen, we would need more of the same environment going forward--municipal credit quality would have to continue improving, while interest rates fell and issuance of higher-rated municipals continued to outpace the issuance of lower-rated ones.

    However, please keep in mind that the interest rate difference between higher- and lower-rated municipals is already at historic lows.

DOES THE FUND STILL HOLD PUERTO RICO MUNICIPALS?

    No. During much of 1997, approximately 6% of the fund's assets were in insured general obligation bonds from Puerto Rico. These securities, rated AAA, provided double tax-free yield for the fund and had appreciated nicely since they were purchased back in September 1996. We used the large influx of new California municipals in February as an opportunity to sell the Puerto Rico holdings and purchase California municipals with similar maturities, picking up nearly 20 basis points in yield.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

    We're fairly optimistic about municipal securities going forward for several reasons. Inflation has remained uncharacteristically low in the U.S. despite continued economic growth. For the twelve months ended February, consumer prices rose at a mere 1.7%.

    Improving credit conditions in California have fostered a recent surge in municipal supply because many municipalities issued securities early this year to take advantage of low interest rates. This could mean less issuance as 1998 progresses, which would help support prices.

    Looking overseas, economic turmoil in Asia translates into a reduced chance for inflation in the U.S. Slower overseas growth curtails business for U.S. exporters and dampens U.S. economic growth. And a strong U.S. dollar and weak Asian currencies means imported goods are cheaper, keeping overall prices in check.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Revenue            45%
COPs/Leases        25%
Prerefunded/ETM    15%
GO                 10%
Land-Secured        4%
Other               1%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue            53%
GO                 17%
COPs/Leases        17%
Prerefunded/ETM     9%
Land-Secured        3%
Other               1%


6      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                       CALIFORNIA LIMITED-TERM TAX-FREE

    The shrinking federal budget deficit also boosts the Treasury market by reducing the supply of available Treasury securities. Higher Treasury prices help make municipal securities a better relative value, which attracts more buyers and supports municipals.

    On the downside, there is a chance that wage pressures will finally cause too great a strain on the U.S. economy and lead to inflation and higher interest rates. In addition, if new municipal issuance remains strong for a prolonged period of time, the excess supply could put a lid on gains.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR IMMEDIATE PLANS?

    We will probably continue making only incremental adjustments to the fund's average maturity, keeping within a range around 3.5 years. We will use structural changes to enhance returns while keeping an eye out for those few lower-rated securities that we feel are attractively valued.

    From a security standpoint, we may look to increase the fund's holdings of land-based municipals since California's economy is healthy and land prices continue to rise. General obligation municipals could also become more attractive if California's credit strength continues to improve.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
AAA             49%
AA              18%
A               29%
BBB              4%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             58%
AA              15%
A               23%
BBB              4%

Credit ratings given by Standard & Poor's.


SEMIANNUAL REPORT                  CALIFORNIA LIMITED-TERM TAX-FREE       7


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

     $   540,000  California Educational Facilities
                      Auth. Rev., (Los Angeles College
                      Chiropractic), 4.15%, 11/1/98            $       540,988

         565,000  California Educational Facilities
                      Auth. Rev., (Los Angeles College
                      Chiropractic), 4.45%, 11/1/99                    568,390

         590,000  California Educational Facilities
                      Auth. Rev., (Los Angeles College
                      Chiropractic), 4.60%, 11/1/00                    594,549

       1,000,000  California Educational Facilities
                      Auth. Rev., (University of San
                      Diego), 4.50%, 10/1/01
                      (AMBAC)                                        1,022,600

       1,145,000  California Educational Facilities
                      Auth. Rev., (Pepperdine
                      University), 5.125%, 1/15/02
                      (AMBAC)                                        1,194,624

       1,140,000  California Educational Facilities
                      Auth. Rev., Series 1995 A,
                      (University Project), 4.55%,
                      12/1/99                                        1,157,191

       1,080,000  California Educational Facilities
                      Auth. Rev., Series 1995 A,
                      (Pooled College & University
                      Project), 4.95%, 12/1/02                       1,121,407

       1,710,000  California Educational Facilities
                      Auth. Rev., Series 1997 A,
                      (University of Southern California),
                      5.60%, 10/1/01                                 1,811,266

       1,910,000  California Educational Facilities
                      Auth. Rev., Series 1997 A,
                      (University of Southern California),
                      5.60%, 10/1/03                                 2,066,735

         395,000  California Educational Facilities
                      Auth. Rev., Series 1997 B,
                      (Pooled College & University
                      Projects), 5.45%, 4/1/02                         414,213

         420,000  California Educational Facilities
                      Auth. Rev., Series 1997 B,
                      (Pooled College & University
                      Projects), 5.55%, 4/1/03                         444,856

         440,000  California Educational Facilities
                      Auth. Rev., Series 1997 B,
                      (Pooled College & University
                      Projects), 5.65%, 4/1/04                         470,435


Principal Amount                                                      Value
--------------------------------------------------------------------------------

     $   465,000  California Educational Facilities
                      Auth. Rev., Series 1997 B,
                      (Pooled College & University
                      Projects), 5.75%, 4/1/05                 $       502,437

       1,180,000  California Health Facilities Financing
                      Auth. Rev., (Valley Presbyterian
                      Hospital), 5.25%, 5/1/02 (MBIA)                1,236,628

       1,400,000  California Health Facilities Financing
                      Auth. Rev., Series 1993 A, (St.
                      Francis Memorial Hospital),
                      5.00%, 11/1/98(1)                              1,413,608

       1,750,000  California Health Facilities Financing
                      Auth. Rev., Series 1993 A, (St.
                      Francis Memorial Hospital),
                      5.50%, 11/1/01(1)                              1,842,820

         700,000  California Health Facilities Financing
                      Auth. Rev., Series 1997 C,
                      (Sutter Health), 5.00%, 8/15/03
                      (FSA)                                            730,912

       2,000,000  California Public Works Board
                      Lease Rev., Series 1991 A,
                      (California Community Colleges),
                      6.75%, 9/1/01, Prerefunded at
                      102% of Par(1)                                 2,220,620

       1,600,000  California Public Works Board
                      Lease Rev., Series 1995 A,
                      (Department of Justice Building),
                      5.50%, 5/1/00                                  1,655,808

       3,000,000  California Public Works Board
                      Lease Rev., Series 1997 A,
                      (California Community Colleges),
                      5.00%, 4/1/02                                  3,111,000

       1,065,000  California Public Works Board
                      Lease Rev., Series 1997 A,
                      (California Science Center),
                      4.50%, 10/1/04                                 1,081,976

       1,000,000  California State Department of
                      Water Resources Central Valley
                      Project Rev., Series 1998 T,
                      5.00%, 12/1/00                                 1,034,300

       1,600,000  California State GO, 6.70%,
                      10/1/01                                        1,750,512

       2,325,000  California State GO, 6.10%,
                      2/1/02 (AMBAC)                                 2,512,162

       1,000,000  Central Valley Financing Auth.
                      Cogeneration Project Rev.,
                      5.00%, 7/1/98                                  1,004,560

       3,175,000  City of Whittier Health Rev.,
                      (Presbyterian Intercommunity
                      Hospital), 5.50%, 6/1/02
                      (MBIA)                                         3,371,183

See Notes to Financial Statements


8      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

      $1,100,000  Clovis Unified School District
                      Certificates of Participation,
                      (Stadium & Relocatables
                      Financing), 4.375%, 7/1/04                $    1,108,129

       1,000,000  Contra Costa County Certificates of
                      Participation, (Merrithew Memorial
                      Hospital), 6.625%, 11/1/02,
                      Prerefunded at 102% of Par(1)                  1,129,130

       1,000,000  Encinitas Unified School District
                      Certificates of Participation,
                      5.00%, 9/1/01                                  1,031,290

       1,000,000  Imperial Irrigation District
                      Certificates of Participation,
                      (Electrical Systems Project),
                      6.70%, 11/1/98                                 1,020,910

       1,775,000  Irvine Unified School District
                      Special Tax, (Community Facilities
                      District No. 86-1), 5.25%,
                      11/1/01 (AMBAC)                                1,861,230

       1,400,000  Irvine Unified School District
                      Special Tax, (Community Facilities
                      District No. 86-1), 5.25%,
                      11/1/05 (AMBAC)                                1,500,282

       3,500,000  Local Government Financing Joint
                      Powers Auth. Rev., Series 1988
                      A, (Anaheim Redevelopment
                      Agency), 7.95%, 9/1/98,
                      Prerefunded at 102% of Par
                      (MBIA)(1)                                      3,646,755

         955,000  Los Angeles Building Auth. Lease
                      Rev., Series 1995 A, 5.30%,
                      5/1/01                                           991,939

       1,000,000  Los Angeles Building Auth. Lease
                      Rev., Series 1995 A, 4.90%,
                      5/1/03                                         1,035,040

       5,000,000  Los Angeles Certificates of
                      Participation, (Equipment & Real
                      Estate Acquisition Project),
                      4.25%, 10/1/01                                 5,042,150

       1,000,000  Los Angeles Certificates of
                      Participation, (Equipment & Real
                      Estate Acquisition Project),
                      4.50%, 10/1/04                                 1,013,920

       1,800,000  Los Angeles Convention and
                      Exhibition Center Certificates of
                      Participation, 6.60%, 8/15/99
                      (AMBAC)                                        1,875,780


Principal Amount                                                      Value
--------------------------------------------------------------------------------

      $1,000,000  Los Angeles Convention and
                      Exhibition Center Certificates of
                      Participation, Series 1989 A,
                      7.30%, 8/15/99, Prerefunded
                      at 101.50% of Par(1)                      $    1,065,550

       1,265,000  Los Angeles County Capital Asset
                      Leasing Corporation Rev.,
                      5.625%, 12/1/03 (AMBAC)                        1,363,683

       1,000,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1995 A, (Proposition
                      C), 5.90%, 7/1/02 (AMBAC)                      1,080,400

       1,000,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1995 A, (Proposition
                      C), 5.90%, 7/1/05 (AMBAC)                      1,109,750

       2,645,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1997 A, 5.50%,
                      7/1/02 (MBIA)                                  2,815,735

       2,360,000  Los Angeles County Public Works
                      Financing Auth. Lease Rev.,
                      Series 1996 A, 6.00%, 9/1/04
                      (MBIA)                                         2,613,535

       1,500,000  Los Angeles County Public Works
                      Financing Auth. Lease Rev.,
                      Series 1997 A, (Master
                      Reference Project), 4.50%,
                      3/1/05 (FSA)                                   1,529,820

       2,000,000  Los Angeles County Public Works
                      Financing Auth. Rev., Series
                      1997 A, (Regional Park & Open
                      Space District), 5.00%, 10/1/01                2,068,980

       1,015,000  Los Angeles County Schools
                      Regionalized Business Services
                      Certificates of Participation,
                      Series 1997 C, 4.35%,
                      10/1/04 (FSA)                                  1,024,237

       1,000,000  Los Angeles County Transportation
                      Community Sales Tax Rev.,
                      Series 1991 A, 6.30%, 7/1/01                   1,071,530

       1,000,000  Los Angeles Rev. Certificates of
                      Participation, 6.50%, 11/1/98                  1,019,380

       3,100,000  Los Angeles Unified School
                      District GO, Series 1997 A,
                      5.00%, 7/1/04 (FGIC)                           3,258,720

       2,000,000  Los Angeles Waste Water System
                      Rev., 6.80%, 8/1/98,
                      Prerefunded at 102% of Par(1)                  2,067,000

See Notes to Financial Statements


SEMIANNUAL REPORT                  CALIFORNIA LIMITED-TERM TAX-FREE       9


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

      $1,000,000  Los Angeles Waste Water System
                      Rev., 6.70%, 2/1/00                       $    1,052,520

       1,250,000  Los Angeles Waste Water System
                      Rev., Series 1990 A, 6.80%,
                      2/1/01                                         1,336,250

       1,000,000  Los Angeles Waste Water System
                      Rev., Series 1993 D, 4.75%,
                      11/1/05 (FGIC)                                 1,039,050

       1,000,000  Los Angeles Waste Water System
                      Rev., Series 1996 A, 6.00%,
                      2/1/03 (FGIC)                                  1,090,950

       2,000,000  Metropolitan Water District of
                      Southern California Waterworks
                      Rev., 6.10%, 7/1/99                            2,065,460

       1,000,000  Metropolitan Water District of
                      Southern California Waterworks
                      Rev., 6.375%, 7/1/02                           1,095,240

       2,000,000  Modesto, Stockton, Redding Public
                      Power Agency San Juan Project
                      Rev., Series 1997 G, 5.50%,
                      7/1/01 (MBIA)                                  2,104,440

       1,365,000  Ontario Redevelopment Financing
                      Auth. Rev., (Center City Cimarron
                      Project), 5.70%, 8/1/01 (MBIA)                 1,444,880

       1,500,000  Orange County Transportation
                      Sales Tax Rev., 5.50%, 2/15/01
                      (AMBAC)                                        1,564,890

       1,160,000  Oroville Hospital Rev.,
                      Series 1997 A, 4.75%, 12/1/04
                      (California Mortgage Insurance)                1,187,875

       1,000,000  Riverside County Asset Leasing
                      Corporated Leasehold Rev.,
                      Series 1993 A, (Riverside County
                      Hospital Project), 5.90%, 6/1/02               1,063,420

       1,000,000  Sacramento County Multifamily
                      Housing Rev., Issue 1985 B,
                      (Parcwood Apartments Project),
                      4.80%, 9/1/02                                  1,016,200

       4,485,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1993 D, 4.60%, 11/15/98                        4,516,664

       2,000,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1997 L, 5.00%, 7/1/01 (MBIA)                   2,073,340

         890,000  Sacramento Schools Insurance
                      Auth. Rev., Series 1993 C,
                      (Workers Compensation
                      Program), 5.75%, 6/1/03(1)                       927,656


Principal Amount                                                      Value
--------------------------------------------------------------------------------

      $2,000,000  San Bernardino County Certificates
                      of Participation, Series 1995 A,
                      (Medical Center Project), 5.20%,
                      8/1/04 (MBIA)                             $    2,112,740

       1,000,000  San Diego County Regional
                      Transportation Commission Sales
                      Tax Rev., Series 1994 A, 6.25%,
                      4/1/02 (FGIC)                                  1,089,280

       1,265,000  San Diego County Water Auth.
                      Rev. Certificates of Participation,
                      Series 1997 A, 4.30%, 5/1/05                   1,269,592

       2,000,000  San Diego Unified School District
                      Certificates of Participation,
                      Series 1997 A, (Capital Projects),
                      5.00%, 7/1/00                                  2,052,340

         675,000  San Francisco Bay Area Rapid
                      Transit District Sales Tax Rev.,
                      5.50%, 7/1/05                                    730,364

       1,085,000  San Francisco City and County GO,
                      6.00%, 6/15/98 (FGIC)                          1,092,888

       2,930,000  San Francisco Port Commission Rev.,
                      5.25%, 7/1/99                                  2,987,926

       1,000,000  San Mateo Transportation District
                      Sales Tax Rev., Series 1990 A,
                      6.50%, 6/1/98 (MBIA)                           1,027,310

       1,085,000  Santa Barbara County Certificates
                      of Participation, 4.90%, 3/1/01                1,112,743

       1,000,000  Southern California Public Power
                      Auth. Electric Rev., 6.75%,
                      7/1/99                                         1,039,780

       1,000,000  Southern California Public Power
                      Auth. Project Rev., Series 1997 A,
                      (Palo Verde Project), 5.00%,
                      7/1/04 (FSA)                                   1,048,920

       2,000,000  South Tahoe Joint Powers
                      Financing Auth. Rev., (South
                      Tahoe Redevelopment Project
                      Area 1-A), 7.20%, 10/1/02,
                      Prerefunded at 102% of Par(1)                  2,300,800

       1,075,000  Stockton Health Facilities Auth.
                      Rev., Series 1997 A, (Dameron
                      Hospital Association), 4.80%,
                      12/1/02                                        1,094,608

       1,570,000  Vallejo Unified School District GO,
                      6.00%, 8/1/00 (FGIC)                           1,653,807

       1,040,000  Victor Valley Joint Unified High
                      School District GO, 5.60%,
                      9/1/04 (MBIA)                                  1,129,398

See Notes to Financial Statements


10      CALIFORNIA LIMITED-TERM TAX-FREE       AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

      $2,000,000  West Basin Municipal Water
                      District Certificates of
                      Participation, 6.10%, 8/1/98
                      (AMBAC)(1)                                $    2,021,700
                                                              ------------------

TOTAL MUNICIPAL SECURITIES--95.8%                                  125,563,686
                                                              ------------------
   (Cost $123,244,401)

SHORT-TERM MUNICIPAL SECURITIES

       3,500,000  California State Rev. Anticipation
                      Notes, Floating Rate Trust
                      Receipts, 3.90%, 3/2/98(2)                     3,500,000

       2,000,000  San Francisco City and County
                      Unified School District Tax & Rev.
                      Anticipation Notes, 4.50%,
                      10/30/98                                       2,012,340
                                                              ------------------

TOTAL SHORT-TERM MUNICIPAL
SECURITIES--4.2%                                                     5,512,340
                                                              ------------------
   (Cost $5,507,012)

TOTAL INVESTMENT SECURITIES--100.0%                               $131,076,026
                                                              ==================
   (Cost $128,751,413)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1)  Escrowed to maturity in U.S. Government Securities.

(2) Interest rate reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


SEMIANNUAL REPORT                  CALIFORNIA LIMITED-TERM TAX-FREE       11


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

                                            30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                              SEC           34.70%           37.42%          41.95%            45.22%
                                             YIELD        Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
----------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California Intermediate-Term Tax-Free        3.74%           5.73%            5.98%           6.44%             6.83%

Yields are defined in the Glossary on page 41.

                                                                                     AVERAGE ANNUAL RETURNS
                                           6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California Intermediate-Term Tax-Free .....  4.01%            7.60%           7.32%           5.43%             6.70%

Lehman 5-Year General Obligation Index ....  3.79%            6.50%           7.04%           5.33%             6.59%

Average California Intermediate
Municipal Debt Fund(2) ....................  3.99%            7.30%           7.03%           5.39%             6.70%

Fund's Ranking Among California
Intermediate Municipal Debt Funds(2) ......   --          10 out of 30     9 out of 25     5 out of 11       1 out of 1

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 2/28/88

                          Value on 2/28/98
               Intermediate-Term        Lehman 5-Year
                   Tax Free               GO Index
Feb-88              $10,000               $10,000
Mar-88              $9,945                $9,962
Jun-88              $9,999                $10,004
Sep-88              $10,125               $10,118
Dec-88              $10,243               $10,179
Mar-89              $10,220               $10,151
Jun-89              $10,653               $10,628
Sep-89              $10,731               $10,746
Dec-89              $11,056               $10,981
Mar-90              $11,116               $11,034
Jun-90              $11,354               $11,281
Sep-90              $11,436               $11,400
Dec-90              $11,830               $11,779
Mar-91              $12,062               $12,032
Jun-91              $12,251               $12,243
Sep-91              $12,683               $12,678
Dec-91              $13,057               $13,103
Mar-92              $12,993               $13,093
Jun-92              $13,432               $13,518
Sep-92              $13,788               $13,855
Dec-92              $13,983               $14,075
Mar-93              $14,444               $14,432
Jun-93              $14,832               $14,773
Sep-93              $15,308               $15,092
Dec-93              $15,478               $15,277
Mar-94              $14,862               $14,795
Jun-94              $14,978               $14,994
Sep-94              $15,122               $15,116
Dec-94              $14,902               $15,066
Mar-95              $15,684               $15,677
Jun-95              $16,011               $16,076
Sep-95              $16,461               $16,515
Dec-95              $16,917               $16,818
Mar-96              $16,802               $16,870
Jun-96              $16,914               $16,944
Sep-96              $17,252               $17,220
Dec-96              $17,635               $17,595
Mar-97              $17,624               $17,567
Jun-97              $18,129               $18,004
Sep-97              $18,587               $18,396
Dec-97              $18,950               $18,735
Feb-98              $19,124               $18,922

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                       2/28/98           8/31/97
Number of Securities                     144               142
Weighted Average Maturity             8.9 years         7.7 years
Average Duration                      5.7 years         5.2 years
Expense Ratio                          0.52%*             0.48%

* Annualized.


12      CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

MANAGEMENT Q&A

    An interview with Colleen Denzler, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund produced solid returns. For the six-months ended February 28, 1998, California Intermediate Term's total return was 4.01%, compared with the 3.99% average return of the 30 "California Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's return was higher than the 3.79% return of its benchmark, the Lehman 5-Year General Obligation Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

    In addition, as of February 28, 1998, the fund's 30-day SEC yield was 3.74%, compared with the 3.63% average yield of its peers.

WHAT WAS YOUR MAIN STRATEGY TO ENHANCE RETURNS?

    Maintaining a high yield was one of our primary goals. For the most part, we kept duration (a measurement of a portfolio's interest rate sensitivity) slightly long compared with the average California intermediate municipal fund. With interest rates generally falling in 1997 and remaining fairly stable in 1998, the longer duration allowed the fund to capture more yield, enhancing returns.

[bar chart - data below]

CALIFORNIA INTERMEDIATE-TERM TAX-FREE'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended February 28)

            Intermediate-Term     Lehman 5-Year
                Tax-Free            GO Index
2/89              2.67%              2.16%
2/90              8.58%              8.35%
2/91              8.56%              8.96%
2/92              7.66%              8.92%
2/93              12.66%             11.12%
2/94              4.01%              3.67%
2/95              1.36%              1.97%
2/96              10.23%             9.91%
2/97              4.21%              4.76%
2/98              7.60%              6.50%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 41 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


SEMIANNUAL REPORT             CALIFORNIA INTERMEDIATE-TERM TAX-FREE       13


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

HOW DID YOU MANAGE THE DURATION TO ACCOMPLISH THIS STRATEGY?

    We lengthened the duration during two key periods. The first was August through early October. During this period, we bought seven-year municipal securities, which yielded nearly 40 basis points (a basis point equals 0.01%) more than the three-year municipals we sold from the fund's portfolio. The longer duration dampened returns when the market floundered in early October, but it proved beneficial when bonds rallied in early November.

    We also lengthened the duration in early 1998. In January, municipal prices headed slightly lower due to concern that bond prices had risen too far and because of a large influx of newly issued securities. Because we believed the market decline was unjustified, we used the opportunity to pick up higher-yielding, longer-maturity municipals at very attractive prices. This shift boosted the fund's yield and caused its duration to be a bit longer than the average California intermediate municipal fund by the end of February.

WERE THERE ANY PITFALLS IN YOUR EFFORTS TO MAINTAIN A LONGER DURATION FOR THE FUND?

    Yes. The potential shortening of the fund's duration caused by bonds "trading to call" was a significant obstacle. Many municipal securities are issued with call provisions, which means they can be paid off by the issuer before maturity. When interest rates fall, municipalities often find it financially rewarding to refinance the bonds they've issued. They can reduce their interest payments by redeeming their outstanding, higher-yielding bonds and issuing new ones at the prevailing lower rates.

    As interest rates fall, the fixed interest rate of a bond may become higher than prevailing rates. When this occurs, there is an increased chance that the issuer will call the bond prior to maturity. As a result, the bond "trades to call"--the market prices the bond as if it will mature on its call date rather than at its scheduled maturity. If this happens to a large number of bonds in the portfolio, the fund's duration can shorten at a time when it should ideally be longer to take advantage of rising bond prices.

    Therefore, when pursuing competitive yields for the fund, we need to balance attractive bond yields with potential callability.

COULD MUNICIPAL YIELD SPREADS TIGHTEN FURTHER?

    Yes. For this to happen, we would need more of the same environment going forward--municipal credit quality would have to continue improving, while interest rates fell and issuance of higher-rated municipals continued to outpace the issuance of lower-rated ones.

    However, please keep in mind that the interest rate difference between higher- and lower-rated municipals is already at historic lows.

[pie chart]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Revenue            44%
COPs/Leases        29%
GO                 11%
Prerefunded/ETM    10%
Land-Secured        5%
Other               1%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue            50%
COPs/Leases        25%
Prerefunded/ETM    10%
Land-Secured        8%
GO                  6%
Other               1%


14     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

    We're fairly optimistic about municipal securities going forward for several reasons. Inflation has remained uncharacteristically low in the U.S. despite continued economic growth. For the twelve months ended February, consumer prices rose at a mere 1.7%.

    Improving credit conditions in California have fostered a recent surge in municipal supply because many municipalities issued securities early this year to take advantage of low interest rates. This could mean less issuance as 1998 progresses, which would help support prices.

    Looking overseas, economic turmoil in Asia translates into a reduced chance for inflation in the U.S. Slower overseas growth curtails business for U.S. exporters and dampens U.S. economic growth. And a strong U.S. dollar and weak Asian currencies mean imported goods are cheaper, keeping overall prices in check.

    The shrinking federal budget deficit also boosts the Treasury market by reducing the supply of available Treasury securities. Higher Treasury prices help make municipal securities a better relative value, which supports municipals by attracting more buyers.

    On the downside, there is a chance that wage pressures will finally cause too great a strain on the U.S. economy and lead to inflation and higher interest rates. In addition, if new municipal issuance remains strong for a prolonged period of time, the excess supply could put a lid on gains.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR IMMEDIATE PLANS?

    For now, we will probably keep the fund's duration slightly long compared with the average California intermediate municipal fund. This should enhance returns if municipal bond yields continue to decline.

    In addition, we will continue to focus on maintaining yield while leveraging our credit research team to look for under-valued municipal securities.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
AAA             64%
AA              15%
A               20%
BBB              1%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             70%
AA              12%
A               17%
BBB              1%

Credit ratings given by Standard & Poor's.


SEMIANNUAL REPORT             CALIFORNIA INTERMEDIATE-TERM TAX-FREE       15


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

     $11,845,000  Alameda County Certificates of
                      Participation, (Santa Rita Jail
                      Project), 5.375%, 6/1/09 (MBIA)            $  12,779,097

       4,060,000  Burbank Redevelopment Agency
                      Tax Allocation, (West Olive
                      Project), 6.50%, 12/1/01
                      (AMBAC)                                        4,436,037

       1,175,000  California Educational Facility Auth.
                      Rev., (Santa Clara University),
                      5.25%, 9/1/10 (MBIA)                           1,239,084

       2,145,000  California Educational Facility Auth.
                      Rev., (University of San Diego),
                      6.75%, 10/1/02 (MBIA)                          2,341,825

       5,000,000  California Educational Facility Auth.
                      Rev., Series 1997 M, (Stanford
                      University), 5.25%, 12/1/99                    5,143,600

       1,500,000  California Health Facilities
                      Financing Auth. Rev., (Pomona
                      Valley Hospital Medical Center),
                      6.75%, 1/1/00, Prerefunded at
                      102% of Par (MBIA)(1)                          1,607,535

       1,045,000  California Health Facilities
                      Financing Auth. Rev., (Valley
                      Presbyterian Hospital), 5.25%,
                      5/1/03 (MBIA)                                  1,100,991

       1,500,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1989 A, (Kaiser Permanente),
                      6.70%, 10/1/99                                 1,568,865

       1,280,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1993 A, (St. Francis Memorial
                      Hospital), 5.25%, 11/1/99                      1,311,808

       1,660,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1993 A, (St. Francis Memorial
                      Hospital), 5.375%, 11/1/00                     1,727,164

       1,745,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1993 A, (St. Francis Memorial
                      Hospital), 5.625%, 11/1/02                     1,862,857

       1,560,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1993 A, (St. Francis Memorial
                      Hospital), 5.75%, 11/1/04                      1,715,142


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  3,145,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1995 A, (Insured Health Facility),
                      6.00%, 7/1/04 (AMBAC)                     $    3,459,060

       4,000,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1997 C, (Sutter Health), 5.00%,
                      8/15/17 (FSA)                                  3,946,040

       3,250,000  California Public Works Board
                      Energy-Efficiency Rev.
                      Certificates of Participation,
                      Series 1991 A, (Pooled Project),
                      6.00%, 9/1/99                                  3,359,590

       3,000,000  California Public Works Board
                      Lease Rev., Series 1992 A,
                      (Various California State
                      University Projects), 5.70%,
                      10/1/99                                        3,095,010

       3,700,000  California Public Works Board
                      Lease Rev., Series 1993 D,
                      (California State Prisons), 5.25%,
                      6/1/08                                         3,877,008

       3,000,000  California Public Works Board
                      Lease Rev., Series 1994 A,
                      (Various University of California
                      Projects), 6.15%, 11/1/09                      3,321,630

       1,010,000  California Public Works Board
                      Lease Rev., Series 1997 A,
                      (California Science Center),
                      4.60%, 10/1/05                                 1,031,392

       2,000,000  California Public Works Board
                      Lease Rev. Certificates of
                      Participation, Series 1990 A,
                      (University of California), 6.90%,
                      9/1/00(2)                                      1,808,000

       1,000,000  California Public Works Board
                      Lease Rev. Certificates of
                      Participation, Series 1992 A,
                      (Various University of California
                      Projects), 5.90%, 12/1/03
                      (AMBAC)                                        1,098,450

       4,520,000  California Public Works Board
                      Lease Rev. Certificates of
                      Participation, Series 1992 A,
                      (Archives Building Project),
                      6.20%, 12/1/05 (AMBAC)                         5,122,697

       2,500,000  California State Department of
                      Veteran's Affairs Rev., Series
                      1991 A, 6.20%, 8/1/98                          2,522,775

See Notes to Financial Statements


16     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  4,795,000  California State Department Water
                      Resource Rev., (Central Valley
                      Project), Series 1992 J-2, (Water
                      System), 5.80%, 12/1/04                   $    5,272,966

       3,710,000  California State Franchise Tax
                      Board Certificates of Participation,
                      6.90%, 10/1/99, Prerefunded at
                      102% of Par(1)                                 3,960,091

      10,000,000  California State GO, 6.50%,
                      3/1/02 (AMBAC)(3)                             10,964,500

       3,000,000  California State GO, 5.00%,
                      10/1/02                                        3,136,200

       2,400,000  California State GO, 6.00%,
                      9/1/03 (MBIA)                                  2,641,512

       1,855,000  California State GO, 7.00%,
                      11/1/06 (FGIC)                                 2,224,831

       4,000,000  California State GO, 4.75%,
                      9/1/18 (FSA)                                   3,823,160

       3,000,000  California State Universities and
                      Colleges Rev., 5.75%, 11/1/15
                      (FGIC)                                         3,237,630

       2,385,000  California Statewide Communities
                      Development Auth. Certificates
                      of Participation, (St. Joseph
                      Health System), 6.50%, 7/1/03                  2,662,519

       8,000,000  California Statewide Communities
                      Development Auth. Certificates
                      of Participation, (California
                      Lutheran Homes), 5.375%,
                      11/15/06                                       8,532,240

       2,545,000  Capistrano Unified Public
                      Financing Auth. Special Tax Rev.,
                      Series 1996 A, (First Lien),
                      6.00%, 9/1/06 (AMBAC)                          2,862,209

       2,075,000  Chabot Las Positas Community
                      College District Certificates of
                      Participation, 5.50%, 12/1/10
                      (FSA)                                          2,288,434

       1,465,000  City of Woodland Waste Water
                      System Refunding Certificates of
                      Participation, 6.00%, 3/1/06
                      (AMBAC)                                        1,642,807

       2,500,000  Contra Costa County Public Facility
                      Certificates of Participation,
                      7.45%, 6/1/00 (BIGI)                           2,658,800


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  1,065,000 Contra Costa County Water District Rev.,  Series
                      1990 A, 7.00%, 10/1/00, Prerefunded at 102%
                      of Par(1)                                 $    1,166,186

       7,935,000  Contra Costa Transportation Auth.
                      Sales Tax Rev., Series 1993 A,
                      6.00%, 3/1/05 (FGIC)                           8,820,070

       1,220,000  Coronado Community Development
                      Agency Tax Allocation, 6.00%,
                      9/1/08 (FSA)                                   1,370,463

       2,570,000  East Bay Municipal Utilities District
                      Water System Rev., 6.00%,
                      6/1/05                                         2,791,637

       1,000,000  East Bay Municipal Utilities District
                      Water System Rev., 5.00%,
                      6/1/16 (FGIC)                                  1,003,110

       2,000,000  Eastern Municipal Water District
                      Water and Sewer Rev.
                      Certificates of Participation,
                      4.75%, 7/1/23 (FGIC)                           1,890,040

       1,285,000  Garden Grove Agency Community
                      Development Tax Allocation,
                      (Garden Grove Community
                      Project), 5.30%, 10/1/02                       1,339,638

       6,850,000  Imperial Irrigation District
                      Certificates of Participation,
                      (Electrical System Project),
                      6.50%, 11/1/07 (MBIA)                          8,056,011

       1,225,000  Imperial Irrigation District
                      Certificates of Participation,
                      (Electrical System Project),
                      5.20%, 11/1/09 (AMBAC)                         1,309,623

       2,715,000  Irvine Unified School District
                      Special Tax, (Community Facilities
                      District No. 86-1), 5.50%,
                      11/1/10 (AMBAC)                                2,954,191

       1,750,000  Loma Linda Hospital Rev.,
                      (University Medical Center),
                      6.95%, 12/1/05 (AMBAC)                         1,874,565

       2,300,000  Los Angeles Airport Rev., Series
                      1995 A, 6.00%, 5/15/05
                      (FGIC)                                         2,556,795

       4,000,000  Los Angeles Capital Asset Lease
                      Rev. Certificates of Participation,
                      5.875%, 12/1/05 (AMBAC)                        4,428,400

       4,315,000  Los Angeles Certificates of
                      Participation, (Equipment & Real
                      Estate Acquisition Program),
                      4.60%, 10/1/05                                 4,390,944

See Notes to Financial Statements


SEMIANNUAL REPORT             CALIFORNIA INTERMEDIATE-TERM TAX-FREE       17


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  1,155,000  Los Angeles Convention and
                      Exhibition Center Auth. Lease
                      Rev. Certificates of Participation,
                      Series 1993 A, 6.00%,
                      8/15/10 (MBIA)                            $    1,317,127

       4,000,000  Los Angeles County Correctional
                      Facility Project Certificates of
                      Participation, 6.00%, 9/1/99
                      (MBIA)(1)                                      4,136,680

       2,625,000  Los Angeles County Metropolitan
                      Transportation Auth. Rev., Series
                      1996 A, (Union Station), 5.10%,
                      7/1/10 (FSA)                                   2,739,949

       1,000,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1995 A, (Proposition
                      C), 5.90%, 7/1/06 (AMBAC)                      1,118,560

       6,175,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1997 A, (Proposition
                      A), 5.25%, 7/1/12 (MBIA)                       6,429,781

       1,000,000  Los Angeles County Public
                      Properties Certificates of
                      Participation, 6.25%, 4/1/00
                      (BIGI)                                         1,051,310

       5,000,000  Los Angeles County Public Works
                      Financing Auth. Lease Rev.,
                      Series 1997 A, (Master
                      Reference Project), 4.50%,
                      3/1/05 (FSA)                                   5,099,400

       2,625,000  Los Angeles County Sanitation
                      Districts Financing Auth. Rev.,
                      Series 1993 A, (Capital Projects),
                      5.20%, 10/1/05                                 2,802,870

       2,900,000  Los Angeles County Transportation
                      Commission Certificates of
                      Participation, Series 1992 B,
                      6.00%, 7/1/01                                  3,080,177

       4,665,000  Los Angeles County Transportation
                      Commission Certificates of
                      Participation, Series 1992 B,
                      6.20%, 7/1/03                                  5,117,692

       2,000,000  Los Angeles County Transportation
                      Commission Certificates of
                      Participation, Series 1992 B,
                      6.25%, 7/1/04                                  2,190,340


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  2,500,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      Series 1991 A, (Proposition A),
                      6.40%, 7/1/01, Prerefunded at
                      102% of Par(1)                            $    2,735,900

       3,515,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      Series 1992 A, (Proposition C),
                      6.20%, 7/1/04                                  3,891,421

       3,765,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      Series 1992 A, (Proposition C),
                      6.40%, 7/1/06                                  4,291,234

       1,000,000  Los Angeles County Wastewater
                      System Rev., Series 1990 B,
                      6.80%, 6/1/02                                  1,074,100

       2,045,000  Los Angeles County Wastewater
                      System Rev., Series 1991 A,
                      6.60%, 2/1/00 (MBIA)                           2,138,743

       4,780,000  Los Angeles County Wastewater
                      System Rev., Series 1992 B,
                      6.20%, 6/1/06 (AMBAC)                          5,229,177

       1,000,000  Los Angeles Department of Water
                      and Power Electric Rev., 5.70%,
                      1/15/05 (MBIA)                                 1,083,270

       1,000,000  Los Angeles Department of Water
                      and Power Water Works Rev.,
                      6.30%, 4/15/06 (FGIC)                          1,092,030

       4,685,000  Los Angeles Municipal
                      Improvement Corporation Rev.,
                      Series 1995 A, 6.00%, 2/1/03
                      (MBIA)                                         5,102,340

       2,400,000  Los Angeles Unified School
                      District GO, Series 1997 A,
                      6.00%, 7/1/11 (FGIC)                           2,738,592

       1,000,000  Los Angeles Unified School
                      District GO, Series 1997 A,
                      6.00%, 7/1/15 (FGIC)                           1,135,030

       7,190,000  Metropolitan Water District of
                      Southern California Rev., 6.50%,
                      7/1/01, Prerefunded at 102%
                      of Par(1)                                      7,890,809

       1,000,000  Metropolitan Water District of
                      Southern California Rev., 6.625%,
                      7/1/01, Prerefunded at 102%
                      of Par(1)                                      1,101,350

See Notes to Financial Statements


18     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  2,785,000  Metropolitan Water District of
                      Southern California Rev., 5.00%,
                      7/1/09                                    $    2,910,604

       1,100,000  Mojave California Water Agency
                      Improvement District GO,
                      (Morongo Basin), 5.40%,
                      9/1/08 (FGIC)                                  1,193,698

       2,000,000  Monterey County Certificates of
                      Participation, Series 1998 E,
                      (Natividad Medical Center
                      Improvement), 4.75%, 8/1/16
                      (MBIA)                                         1,933,160

       1,635,000  Monterey County Certificates of
                      Participation, Series 1998 E,
                      (Natividad Medical Center
                      Improvement), 4.75%, 8/1/17
                      (MBIA)                                         1,568,815

       1,000,000  Morgan Hill Redevelopment
                      Agency Tax Allocation, (Ojo De
                      Agua Community Development
                      Project), 5.50%, 3/1/99                        1,011,420

       1,000,000  Oakland Pension Financing Auth.
                      Rev. Certificates of Participation,
                      7.20%, 8/1/00 (FGIC)                           1,034,240

       1,165,000  Ontario Redevelopment Financing
                      Auth. Local Agency Rev., Series
                      1995 A, 5.80%, 9/2/06 (FSA)                    1,272,005

       1,645,000  Orange County Transportation
                      Sales Tax Rev., 5.75%, 2/15/05                 1,760,775

       1,250,000  Orange County Water District
                      Certificates of Participation,
                      7.00%, 8/15/00, Prerefunded at
                      102% of Par(1)                                 1,367,187

       6,000,000  Orange County Water District
                      Certificates of Participation,
                      Series 1997 A, 5.00%,
                      8/15/14 (MBIA)                                 6,041,580

       1,330,000  Oxnard Harbor District Rev., 7.00%,
                      8/1/04 (FSA)                                   1,544,409

      13,150,000  Puerto Rico Commonwealth GO,
                      (Public Improvement), 4.50%,
                      7/1/23                                        11,878,001

       3,500,000  Puerto Rico Commonwealth
                      Infrastructure Financing Auth.
                      Special Tax Rev., Series 1998 A,
                      5.50%, 7/1/08 (AMBAC)(4)                       3,830,365


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  1,000,000  Puerto Rico Public Buildings Auth.
                      Rev., Series 1995 A, 6.25%,
                      7/1/08 (AMBAC)                            $    1,160,930

       2,590,000  Puerto Rico Public Buildings Auth.
                      Rev., Series 1995 A, 6.25%,
                      7/1/09 (AMBAC)                                 3,017,920

       1,000,000  Ramona Municipal Water District
                      Certificates of Participation,
                      6.90%, 10/1/01 (AMBAC)                         1,093,060

       1,060,000  Redding Joint Powers Financing
                      Auth. Electric System Rev.,
                      Series 1996 A, 6.25%, 6/1/07
                      (MBIA)                                         1,220,823

       1,010,000  Richmond Joint Powers Financing
                      Auth. Rev. Certificates of
                      Participation, Series 1995 A,
                      5.30%, 5/15/06                                 1,067,409

       2,000,000  Riverside County Asset Leasing
                      Corporation Leasehold Rev.,
                      Series 1993 A, (Riverside
                      County Hospital), 5.90%,
                      6/1/02                                         2,126,840

       2,080,000  Riverside County Public Financing
                      Auth. Special Tax Rev., Series
                      1995 A, 5.25%, 9/1/04 (MBIA)                   2,217,550

       1,225,000  Riverside County Transportation
                      Commission Sales Tax Rev.,
                      Series 1993 A, 5.60%, 6/1/05
                      (AMBAC)                                        1,335,287

       1,025,000  Rocklin Unified School District
                      Community Facility Special Tax
                      Rev., No. 1, 5.20%, 9/1/09
                      (MBIA)                                         1,088,622

       2,600,000  Sacramento County Multifamily
                      Housing Rev., Issue 1995 B,
                      (Parcwood Apartments Project),
                      4.80%, 9/1/02                                  2,642,120

       5,710,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1992 C, 5.75%, 11/15/07
                      (MBIA)                                         6,173,481

       3,500,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1994 H, 5.75%, 1/1/11 (MBIA)                   3,753,925

       4,230,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1997 L, 5.00%, 7/1/10
                      (AMBAC)                                        4,389,386

See Notes to Financial Statements


SEMIANNUAL REPORT             CALIFORNIA INTERMEDIATE-TERM TAX-FREE       19


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

    $  1,205,000  Saddleback Valley Unified School
                      District Public Financing Special
                      Tax Rev., 6.00%, 9/1/11 (FSA)             $    1,376,628

       1,000,000  San Bernardino County Certificates
                      of Participation, (Medical Center
                      Project), 6.00%, 8/1/09 (MBIA)                 1,125,690

       5,000,000  San Bernardino County Certificates
                      of Participation, Series 1995 A,
                      (Medical Center Project), 5.75%,
                      8/1/07 (MBIA)                                  5,577,450

       2,000,000  San Diego County Certificates of
                      Participation, (Central Jail),
                      5.00%, 10/1/10 (AMBAC)                         2,062,100

       1,500,000  San Diego County Regional
                      Transportation Commission Sales
                      Tax Rev., Series 1989 A, 7.75%,
                      4/1/99(1)                                      1,565,565

       7,200,000  San Diego County Water Auth.
                      Certificates of Participation,
                      Series 1991 A, 6.125%, 5/1/03                  7,747,416

       4,400,000  San Diego County Water Auth.
                      Certificates of Participation,
                      Series 1991 A, 6.40%, 5/1/08                   4,799,828

       3,000,000  San Diego Public Facility Financing
                      Auth. Sewer Rev., 4.875%,
                      5/15/09 (FGIC)                                 3,088,470

       3,505,000  San Diego Regional Transportation
                      Commission Sales Tax Rev.,
                      Series 1992 A, 5.50%, 4/1/04
                      (FGIC)                                         3,774,534

       5,175,000  San Diego Regional Transportation
                      Commission Sales Tax Rev.,
                      Series 1992 A, 5.50%, 4/1/05
                      (FGIC)                                         5,600,333

       4,000,000  San Diego Regional Transportation
                      Commission Sales Tax Rev.,
                      Series 1994 A, 6.00%, 4/1/04
                      (FGIC)                                         4,414,600

       1,000,000  San Francisco Bay Area Rapid
                      Transit District Sales Tax Rev.,
                      5.35%, 7/1/07 (FGIC)                           1,070,010

       3,800,000  San Francisco Bay Area Rapid
                      Transit District Sales Tax Rev.,
                      4.75%, 7/1/23 (AMBAC)                          3,596,244


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  3,000,000  San Francisco City and County
                      Airport Commission International
                      Airport Rev., Issue 15B, 4.875%,
                      5/1/18 (MBIA)                             $    2,922,720

       3,000,000  San Francisco City and County
                      Finance Corporation Lease Rev.,
                      Series 1998 I, (Citywide
                      Emergency Radio), 4.00%,
                      4/1/02 (FSA)                                   3,014,550

       7,000,000  San Francisco City and County GO,
                      Series 1, 4.50%, 6/15/05
                      (FGIC)                                         7,152,530

       1,605,000  San Francisco City and County
                      Public Utilities Commission
                      Water Rev., Series 1996 A,
                      5.00%, 11/1/11                                 1,649,250

       3,405,000  San Francisco Port Commission
                      Rev., 5.625%, 7/1/02                           3,603,273

       3,950,000  San Jose Financing Auth. Rev.
                      Certificates of Participation,
                      (Convention Center), 6.00%,
                      9/1/05                                         4,249,449

       4,580,000  San Jose Financing Auth. Rev.
                      Certificates of Participation,
                      Series 1993 A, (Convention
                      Center), 6.10%, 9/1/06                         4,901,608

       4,550,000  San Jose Redevelopment Agency
                      Tax Allocation, (Merged Area
                      Redevelopment Project), 6.00%,
                      8/1/09 (MBIA)                                  5,182,814

       3,875,000  San Jose Redevelopment Agency
                      Tax Allocation, Series 1992 A,
                      (Merged Area Redevelopment
                      Project), 6.00%, 8/1/02
                      (MBIA)(1)                                      4,180,776

       1,620,000  San Mateo County Joint Powers
                      Auth. Lease Rev., Series 1997
                      A, (Capital Projects), 4.875%,
                      7/15/11 (FSA)                                  1,641,740

       4,585,000  San Mateo County Transportation
                      District Sales Tax Rev., Series
                      1993 A, 5.00%, 6/1/11 (MBIA)                   4,776,836

       1,015,000  Santa Ana Police Administration
                      Certificates of Participation,
                      Series 1994 A, 5.50%, 7/1/07
                      (MBIA)                                         1,098,027

See Notes to Financial Statements


20     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  1,000,000  Signal Hill Redevelopment Agency
                      Tax Allocation, Series 1990 B,
                      7.40%, 10/1/00, Prerefunded
                      at 100% of Par(1)                         $    1,089,000

       1,785,000  South Sutter Water District
                      Hydroelectric Refunding Rev.,
                      6.80%, 8/1/01 (FGIC)                           1,892,118

       2,000,000  Southern California Public Power
                      Auth. Rev., 6.75%, 7/1/00                      2,127,080

       3,000,000  Southern California Public Power
                      Auth. Rev., 6.75%, 7/1/01                      3,235,590

       3,090,000  Southern California Public Power
                      Auth. Rev., (Transmission Project),
                      5.625%, 7/1/03 (MBIA)                          3,330,835

       4,065,000  Southern California Rapid Transit
                      District Certificates of
                      Participation, (Workers
                      Compensation), 6.20%, 7/1/02
                      (MBIA)                                         4,404,062

       5,000,000  Southern California Rapid Transit
                      District Certificates of
                      Participation, (Workers
                      Compensation), 6.40%, 7/1/04
                      (MBIA)                                         5,416,850

       1,500,000  Southern California Rapid Transit
                      District Certificates of
                      Participation, (Workers
                      Compensation), 6.50%, 7/1/07
                      (MBIA)                                         1,629,045

       2,000,000  Stanislaus County Certificates of
                      Participation, Series 1996 A,
                      (Capital Improvement Program),
                      5.50%, 5/1/06 (MBIA)                           2,172,480

       5,000,000  Stanislaus County Certificates of
                      Participation, Series 1998 A,
                      (Downtown Center), 5.00%,
                      9/1/18                                         4,961,950

       1,150,000  Taft Public Financing Auth. Lease
                      Rev. Certificates of Participation,
                      Series 1997 A, (Community
                      Correctional Facility Project),
                      5.50%, 1/1/06                                  1,221,323


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  1,950,000  University of California Rev.,
                      (University of California Medical
                      Center), 5.60%, 7/1/09
                      (AMBAC)                                   $    2,115,438

       2,435,000  University of California Rev.,
                      Series 1994 C, (Multiple Purpose
                      Projects), 4.75%, 9/1/16
                      (AMBAC)                                        2,353,476

       2,510,000  Watsonville Hospital Insured Rev.,
                      Series 1996 A, (Watsonville
                      Community Hospital), 5.45%,
                      7/1/03                                         2,648,201

       3,980,000  Whittier Health Facility Rev.,
                      (Presbyterian Intercommunity),
                      6.00%, 6/1/06 (MBIA)                           4,463,610
                                                              ------------------

TOTAL MUNICIPAL SECURITIES--97.9%                                  445,790,222
                                                              ------------------
   (Cost $423,673,144)

SHORT-TERM MUNICIPAL SECURITIES

       2,500,000  California State Revenue
                      Anticipation Notes, 4.50%,
                      6/30/98                                        2,508,000

       3,900,000  California State Revenue
                      Anticipation Notes, Floating Rate
                      Trust Receipts, 3.90%, 3/2/98(5)               3,900,000

       3,000,000  San Francisco City and County
                      Unified School District Tax &
                      Rev. Anticipation Notes, 4.50%,
                      10/30/98                                       3,018,510
                                                              ------------------

TOTAL SHORT-TERM MUNICIPAL
SECURITIES--2.1%                                                     9,426,510
                                                              ------------------
   (Cost $9,415,903)

TOTAL INVESTMENT SECURITIES--100.0%                               $455,216,732
                                                              ==================
   (Cost $433,089,047)

See Notes to Financial Statements


SEMIANNUAL REPORT             CALIFORNIA INTERMEDIATE-TERM TAX-FREE       21


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty, Inc.

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1)  Escrowed to maturity in U.S. Government Securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(4)  When-issued security.

(5) Interest rate reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


22     CALIFORNIA INTERMEDIATE-TERM TAX-FREE   AMERICAN CENTURY INVESTMENTS


                         CALIFORNIA LONG-TERM TAX-FREE

                                              30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                                SEC           34.70%           37.42%          41.95%            45.22%
                                               YIELD        Tax Bracket      Tax Bracket     Tax Bracket  Tax Bracket
------------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California Long-Term Tax-Free                  4.37%           6.69%            6.98%           7.53%             7.98%

Yields are defined in the Glossary on page 41.

                                                                                        AVERAGE ANNUAL RETURNS
                                             6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California Long-Term Tax-Free ...............  5.17%            9.67%           8.94%           6.64%             7.99%

Lehman Long-Term Municipal Bond Index .......  6.19%           11.47%          10.04%           7.41%             9.36%

Average California Municipal Debt Fund(2) ...  5.06%            9.37%           8.16%           6.12%             7.69%

Fund's Ranking Among California
Municipal Debt Funds(2) .....................   --          35 out of 102   17 out of 81    11 out of 53       7 out of 29

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 2/28/88

                           Value on 2/28/98
                    Long-Term          Lehman Long-Term
                    Tax-Free           Municipal Index
Feb-88              $10,000               $10,000
Mar-88              $9,835                $9,857
Jun-88              $9,986                $10,139
Sep-88              $10,197               $10,479
Dec-88              $10,448               $10,787
Mar-89              $10,562               $10,895
Jun-89              $11,137               $11,649
Sep-89              $11,062               $11,588
Dec-89              $11,467               $12,079
Mar-90              $11,456               $12,104
Jun-90              $11,726               $12,415
Sep-90              $11,597               $12,315
Dec-90              $12,224               $12,951
Mar-91              $12,437               $13,249
Jun-91              $12,710               $13,587
Sep-91              $13,264               $14,199
Dec-91              $13,666               $14,707
Mar-92              $13,658               $14,758
Jun-92              $14,214               $15,409
Sep-92              $14,529               $15,830
Dec-92              $14,780               $16,211
Mar-93              $15,420               $16,918
Jun-93              $16,032               $17,617
Sep-93              $16,679               $18,322
Dec-93              $16,811               $18,602
Mar-94              $15,852               $17,110
Jun-94              $15,949               $17,233
Sep-94              $16,043               $17,304
Dec-94              $15,717               $16,909
Mar-95              $16,838               $18,594
Jun-95              $17,127               $19,019
Sep-95              $17,661               $19,539
Dec-95              $18,829               $20,848
Mar-96              $18,293               $20,304
Jun-96              $18,444               $20,543
Sep-96              $18,976               $21,180
Dec-96              $19,504               $21,769
Mar-97              $19,385               $21,582
Jun-97              $20,109               $22,544
Sep-97              $20,803               $23,383
Dec-97              $21,403               $24,229
Feb-98              $21,561               $24,476

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                      2/28/98           8/31/97
Number of Securities                     83                87
Weighted Average Maturity            19.7 years        19.8 years
Average Duration                      8.3 years         8.0 years
Expense Ratio                          0.52%*             0.48%

* Annualized.


SEMIANNUAL REPORT                     CALIFORNIA LONG-TERM TAX-FREE       23


                         CALIFORNIA LONG-TERM TAX-FREE

MANAGEMENT Q & A

    An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID THE FUND PERFORM?

    The fund performed very well. For the six months ended February 28, 1998, the fund returned 5.17%, compared with the 5.06% average return of the 109 "California Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's one-year return placed it in roughly the top third of its peer group, while the fund's three-, five- and 10-year returns were in the top quarter. (See the Total Returns table on the previous page.)

HOW DID THE FUND'S YIELD COMPARE?

    The fund produced better-than-average yields, providing shareholders more state and federal tax-free current income than the average California municipal fund. As of February 28, the fund's 30-day SEC yield was 4.37%, compared with the 3.88% average yield of its peers.

WHAT'S BEHIND THE FUND'S SOLID LONG-TERM PERFORMANCE?

    Municipal bond fund returns are determined largely by a fund's duration, structure, security selection and fees. Our management fee is below average, so we have a competitive advantage over our peers. We think our California location helps in credit analysis and security selection--our analysts frequently make site visits and talk to a bond's issuer to estimate a security's value. We think that helps us buy bonds at good prices before they're upgraded. Structure refers to the way the fund's portfolio is put together. Different fund structures perform better in different interest rate environments. That said, duration is still probably the most important factor.

[bar chart - data below]

CALIFORNIA LONG-TERM TAX-FREE'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ending February 28)

                Long-Term        Lehman Long-Term
                Tax-Free        Municipal Index
2/89              5.68%              8.86%
2/90              8.41%              11.08%
2/91              8.51%              9.30%
2/92              9.86%              11.37%
2/93              14.45%             16.33%
2/94              6.51%              6.27%
2/95              0.17%              0.96%
2/96              12.26%             12.56%
2/97              5.01%              6.18%
2/98              9.67%              11.47%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 41 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


24      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                         CALIFORNIA LONG-TERM TAX-FREE

CAN YOU DEFINE DURATION IN GENERAL AND EXPLAIN HOW YOU MANAGED THE FUND'S DURATION SPECIFICALLY?

    Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more you gain when rates fall, and the more you lose when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

    But keep in mind that it can be very difficult to accurately predict the direction of interest rates over the short run. That's why we prefer a long-term view of interest rates. As a result, we make only very modest adjustments to the fund's duration over time, usually keeping it in a narrow range around eight years. That conservative approach has been key to our long-term outperformance of our peers. The last six months were typical--in late 1997, and so far in 1998, we kept our duration just slightly longer than the peer group average, at around 8.3 years. That positioning helped the fund's performance as rates fell late last year.

WHERE DOES PORTFOLIO STRUCTURE FIGURE IN?

    Structure is important because it can help you achieve the degree of interest rate sensitivity you want. We continued to use a "barbell" coupon structure. We avoided buying securities with interest coupons near the going market rate; instead, we bought discount bonds (which have interest coupons below the prevailing interest rate) and premium bonds (which have coupons above the market rate). We also held some non-callable securities.

WHY BUY A BOND WITH AN INTEREST COUPON BELOW THE MARKET RATE?

    To help manage duration. Keep in mind that many municipal bonds have a call feature, which means they can be paid off by the issuer before their maturity date. Calling a bond is like refinancing the mortgage on your house--when interest rates decline, you save by paying off the old loan with money borrowed at the new, lower rate. That's exactly what municipal bond issuers do when rates fall. In the same way that refinancing shortens the life of your original mortgage, a call feature effectively shortens a bond's duration. And just as you're more likely to refinance your mortgage the higher your payments, so too a municipal bond issuer is more likely to call a bond the higher its interest coupon.

    Over the last six months, we bought bonds with coupons as low as 4.75%. If rates continue to fall, these lower-coupon bonds have great potential to add to the fund's returns because they're unlikely to be called anytime soon and their prices have a lot of running room.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Revenue            52%
COPs/Leases        21%
Land-Secured       15%
Prerefunded/ETM     5%
GO                  3%
Other               4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue            44%
COPs/Leases        23%
Land-Secured       18%
GO                  7%
Prerefunded/ETM     4%
Other               4%


SEMIANNUAL REPORT                     CALIFORNIA LONG-TERM TAX-FREE       25


                         CALIFORNIA LONG-TERM TAX-FREE

DOESN'T BUYING THESE LOWER-COUPON BONDS AFFECT THE FUND'S YIELD?

    No, not necessarily. Bond yields are a function of the security's price: the lower the price, the higher the yield. We bought those 4.75% coupon bonds when they were out of favor. Because we paid a low price, their yields were actually higher than par bonds. The fund's yield did decline over the last six months, from 4.55% last August to 4.23% at the end of February, but that's a reflection of the market rally and lower rates overall.

MORE THAN HALF THE FUND IS IN REVENUE BONDS. WHAT'S THE ATTRACTION?

    It's a case of the tail wagging the dog. We didn't go out with the intent of making a sector play on revenue bonds, though we've done that in the past. And it's true that sales-tax revenue bonds have done well as California's economy has improved. But the main reason we bought those bonds was because they had certain features we liked, such as their credit quality, coupons and call features.

WHAT'S YOUR OUTLOOK FOR MUNICIPAL SECURITIES?

    We think the outlook for the California municipal market is generally positive. State and local credit quality is good and improving--steady economic and job growth in the state should see to that. Inflation is virtually nonexistent--prices rose at the slowest pace in a dozen years during 1997. However, oil and commodities prices began to pick back up in late March, 1998, after crude oil prices hit a nine-year low earlier in the month. And wage pressures are still apparent, particularly in the service sector of the economy. So the outlook is good, but not unconditionally so.

WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We'll continue to use the same structure and duration strategy--if we lacked conviction in that strategy we would have ended it some time ago. In particular, we think the fund could perform very well relative to its peers if long-term municipal rates rally down to below 5% or even 5.25%. That's because many California municipal bonds with interest coupons at those levels have call features. If those bonds were called in a market rally, we'd expect to significantly outperform the competition. The other advantage to having good structure to our portfolio is that we won't dramatically underperform our peers if rates go the other way. We'll also continue to use the same conservative approach that has helped the fund to such solid long-term performance.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
AAA             53%
AA              11%
A               31%
BBB              5%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             48%
AA              15%
A               32%
BBB              5%

Credit ratings given by Standard & Poor's.


26      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

    $  2,300,000  Alameda County Certificates of
                      Participation, 6.80%, 6/15/17
                      (MBIA)(1)                                $       850,747

       2,700,000  Brea Public Financing Auth. Rev.,
                      (Project Area AB), 7.00%,
                      8/1/15 (MBIA)                                  2,979,342

       1,220,000  Brea Redevelopment Agency Tax
                      Allocation (Project AB), 6.125%,
                      8/1/13 (MBIA)                                  1,334,265

       1,300,000  California Educational Facility Auth.
                      Rev., Series 1989 I, (Stanford
                      University), 7.125%, 1/1/19                    1,357,005

       1,500,000  California Educational Facility Auth.
                      Rev., Series 1997 B, (Pooled
                      College and University Projects),
                      6.30%, 4/1/21                                  1,611,480

       2,775,000  California Health Facilities
                      Financing Auth. Rev., (Episcopal
                      Homes), 7.80%, 7/1/15                          2,863,828

       4,000,000  California Health Facilities
                      Financing Auth. Rev., (Kaiser
                      Permanente), 7.00%, 10/1/18                    4,255,280

       1,500,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1988 A, (H.M. Newhall Memorial
                      Hospital), 8.00%, 10/1/18                      1,562,925

       3,000,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1989 A, (Kaiser Permanente),
                      7.15%, 10/1/09(1)                              1,740,750

       1,730,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1990 A, (Gould Medical), 7.30%,
                      4/1/20(2)                                      1,932,254

       2,500,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1991 B, (Adventist Health),
                      6.75%, 3/1/14 (MBIA)                           2,706,375

       2,000,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1992 A, 6.75%, 3/1/20                          2,176,120

       1,290,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1992 C, (AIDS Healthcare
                      Foundation), 6.25%, 9/1/17                     1,376,830


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  5,165,000  California Health Facilities
                      Financing Auth. Rev., Series
                      1993 C, (St. Francis Memorial
                      Hospital), 5.875%, 11/1/23               $     5,718,120

       1,400,000  California Housing Finance Agency
                      Rev., (Multi-Unit Rental Housing),
                      6.75%, 2/1/09                                  1,411,871

       1,290,000  California Housing Finance Agency
                      Rev., (Multi-Unit Rental Housing),
                      6.875%, 2/1/22                                 1,312,511

       5,125,000  California Housing Finance Agency
                      Rev., Series 1994 G, (Home
                      Mortgage), 7.25%, 8/1/17                       5,546,582

       1,135,000  California Housing Finance Agency
                      Rev., Series 1995 C, (Home
                      Mortgage), 6.80%, 8/1/17                       1,218,888

       1,500,000  California Pollution Control
                      Financing Auth. Rev., Series
                      1987 D, (Southern California
                      Edison), 6.85%, 12/1/08                        1,587,000

       1,000,000  California State Franchise Tax
                      Board Certificates of
                      Participation, 6.90%, 10/1/99,
                      Prerefunded at 102% of Par(2)                  1,067,410

       3,000,000  California State GO, 6.125%,
                      10/1/11 (AMBAC)                                3,466,710

       1,410,000  California State GO, Series 1984 B,
                      (New Prison Construction),
                      10.00%, 8/1/03                                 1,813,458

      17,100,000  California State Public Works
                      Board Lease Rev. Certificates of
                      Participation, Series 1993 D,
                      (Department of Corrections
                      State Prisons), 5.25%, 6/1/15
                      (FSA)                                         17,912,763

       2,000,000  Campbell Certificates of
                      Participation, (Civic Center
                      Project), 5.25%, 10/1/28
                      (MBIA)                                         2,008,520

       5,695,000  Capistrano School District Special
                      Tax, (Refunding Issue 1988-1),
                      6.50%, 9/1/14 (FSA)                            6,479,657

       1,000,000  Coachella Valley Water District #71
                      Certificates of Participation,
                      (Flood Control Project), 6.75%,
                      10/1/02, Prerefunded at 102%
                      of Par(2)                                      1,129,420

See Notes to Financial Statements


SEMIANNUAL REPORT                     CALIFORNIA LONG-TERM TAX-FREE       27


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------

    $  8,000,000  Compton Redevelopment Agency
                      Tax Allocation, Series 1995 A,
                      6.50%, 8/1/13 (FSA)                      $     9,093,600

       2,580,000  Concord Joint Power Financing
                      Auth. Lease Rev. Certificates of
                      Participation, (Police Facilities
                      Project), 5.25%, 8/1/13                        2,668,365

      10,000,000  East Bay Municipal Utility District
                      Wastewater Treatment System
                      Rev., 4.75%, 6/1/21 (FGIC)                     9,473,500

       5,000,000  Irvine Ranch Water District Joint
                      Powers Agency Local Pool Rev.,
                      7.80%, 2/15/08 (FGIC)                          5,012,550

       1,900,000  Irvine Ranch Water District Joint
                      Powers Agency Local Pool Rev.,
                      7.875%, 2/15/23                                1,904,864

       1,815,000  Kern County High School District
                      GO, 7.15%, 8/1/14 (MBIA)(2)                    2,294,650

       1,305,000  Los Altos Association of Bay Area
                      Governments Certificates of
                      Participation, 5.90%, 5/1/27                   1,375,770

       3,475,000  Los Angeles Community
                      Redevelopment Agency Housing
                      Rev., Series 1994 A, 6.45%,
                      7/1/17 (AMBAC)                                 3,702,786

       2,000,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1996 A, 6.00%,
                      7/1/23 (MBIA)                                  2,163,840

       8,000,000  Los Angeles County Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1993 B, 4.75%,
                      7/1/18 (AMBAC)                                 7,628,080

       3,000,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      Series 1987 A, 7.40%, 7/1/15                   3,190,920

       4,050,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      Series 1989 A, (Capital
                      Appreciation), 7.20%, 7/1/02
                      (MBIA)(1)                                      3,196,219

       1,000,000  Los Angeles Municipal
                      Improvement Corp. Lease Rev.,
                      Series 1990 A, (Central Library
                      Project), 7.10%, 6/1/99,
                      Prerefunded at 102% of Par(2)                  1,060,510

       1,000,000  Los Angeles Transportation Sales
                      Tax Rev., 6.50%, 7/1/13 (MBIA)                 1,087,090


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  2,410,000  Los Angeles Waste Water System
                      Rev., Series 1991 C, 6.90%,
                      6/1/09                                   $     2,536,790

       3,050,000  Los Angeles Waste Water System
                      Rev., Series 1991 C, 7.10%,
                      6/1/18                                         3,217,872

       1,865,000  Mendocino Coast District Health
                      Care Facility Rev., 5.875%,
                      2/1/20                                         1,961,570

       8,000,000  Metropolitan Water District of
                      Southern California Waterworks
                      Rev., 5.75%, 8/10/18                           8,762,240

       5,150,000  Mid-Peninsula Regional Open
                      Space District GO, 7.00%,
                      9/1/14                                         5,877,643

       5,830,000  Modesto, Stockton, Redding
                      Public Power Agency Rev.,
                      Series 1989 D, (San Juan
                      Project), 6.75%, 7/1/20 (MBIA)                 6,912,398

       4,835,000  Northern California Power Agency
                      Public Power Rev., Series 1985
                      E, (Hydroelectric Project #1),
                      7.15%, 7/1/24                                  4,979,180

       3,000,000  Oakland Redevelopment Agency
                      Tax Allocation, (Central District
                      Redevelopment Tax), 5.50%,
                      2/1/14 (AMBAC)                                 3,235,320

       1,855,000  Pacifica Financing Auth. Sewer
                      Rev., 6.20%, 8/1/26                            1,896,274

       1,000,000  Pasadena Certificates of
                      Participation, (Old Pasadena
                      Parking Facility Project), 6.25%,
                      1/1/18                                         1,142,400

       4,475,000  Pittsburg Redevelopment Agency
                      Tax Allocation, 6.20%, 8/1/19                  4,804,808

       5,000,000  Pittsburg Redevelopment Agency
                      Tax Allocation, (Los Medanos
                      Community Development
                      Project), 6.25%, 8/1/26                        5,369,300

       2,700,000  Pittsburg Redevelopment Agency
                      Tax Allocation, Series 1993 B,
                      (Los Medanos Community
                      Development Project), 5.80%,
                      8/1/34 (FSA)                                   2,962,467

       2,100,000  Pomona Public Financing Auth.
                      Rev., Series 1992 A, (Water
                      Treatment Project), 6.10%,
                      7/1/17 (AMBAC)                                 2,281,377

See Notes to Financial Statements


28      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  4,635,000  Rancho Water District Financing
                      Auth. Rev., 4.75%, 8/15/21
                      (AMBAC)                                  $     4,384,061

       5,680,000  Riverside County Asset Leasing
                      Corporation Rev. Certificates of
                      Participation, Series 1997 B,
                      (Riverside County Hospital
                      Project), 5.00%, 6/1/19 (MBIA)                 5,555,892

       9,655,000  Sacramento Municipal Utility District
                      Electric Rev., Series 1993 G,
                      4.75%, 9/1/21 (MBIA)                           9,131,892

       8,500,000  Sacramento Municipal Utility District
                      Electric Rev., Series 1997 K,
                      5.25%, 7/1/24 (AMBAC)                          8,796,055

       1,000,000  Saddleback Valley Unified School
                      District Public Financing Auth.
                      Special Tax Rev., Series 1997 A,
                      6.00%, 9/1/16 (FSA)                            1,132,860

       7,425,000  San Bernardino County Certificates
                      of Participation, (Medical Center
                      Financing Project), 4.75%,
                      8/1/28                                         6,759,052

       3,400,000  San Diego County Certificates of
                      Participation, 5.625%, 9/1/12
                      (AMBAC)                                        3,709,094

       3,500,000  San Diego County Regional
                      Transportation Sales Tax Rev.,
                      Series 1991 A, 6.93%,
                      4/1/04(1)(2)                                   2,685,340

       2,850,000  San Diego County Water Auth.
                      Rev. Certificates of Participation,
                      Series 1997 A, 4.75%, 5/1/20                   2,682,164

       6,405,000  San Francisco Bay Area Rapid
                      Transit District Sales Tax Rev.,
                      4.75%, 7/1/23 (AMBAC)                          6,061,564

       1,000,000  San Francisco City and County
                      Redevelopment Hotel Tax Rev.,
                      6.75%, 7/1/15 (FSA)                            1,136,800

       3,000,000  San Jose Financing Auth. Rev.
                      Certificates of Participation,
                      Series 1993 C, (Convention
                      Center Project), 6.375%, 9/1/13                3,205,800

       7,575,000  San Jose Financing Auth. Rev.
                      Certificates of Participation, Series
                      1993 D, (Central Service Yard),
                      5.25%, 10/15/23                                7,521,748


Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  9,525,000  San Jose Redevelopment Agency
                      Tax Allocation, Series 1993 D,
                      (Merged Area Redevelopment
                      Project), 5.75%, 8/1/24                  $     9,880,187

       3,475,000  San Mateo County Joint Powers
                      Finance Auth. Lease Rev.
                      Certificates of Participation,
                      (Capital Projects Program),
                      6.50%, 7/1/16 (MBIA)                           4,116,763

       4,000,000  San Mateo County Joint Powers
                      Finance Auth. Lease Rev.
                      Certificates of Participation,
                      (Capital Projects Program),
                      6.00%, 7/1/19 (MBIA)                           4,509,560

       3,500,000  Santa Ana Finance Auth. Lease
                      Rev. Certificates of Participation,
                      6.25%, 7/1/15 (MBIA)                           4,074,490

       4,830,000  Santa Monica Community College
                      District Certificates of
                      Participation, Series 1997 A,
                      5.90%, 2/1/27                                  5,146,268

       1,425,000  Southern California Public Power
                      Auth. Rev., (Transportation Auth.),
                      7.00%, 7/1/09 (FGIC)                           1,531,305

       7,315,000  Southern California Public Power
                      Auth. Rev., 6.75%, 7/1/12
                      (FSA)                                          8,883,629

       3,260,000  Southern California Public Power
                      Auth. Rev., 6.00%, 7/1/18                      3,333,187

       3,730,000  Southern California Public Power
                      Auth. Rev., (Multipurpose
                      Projects), 6.75%, 7/1/13 (FSA)                 4,540,604

       3,000,000  Southern California Public Power
                      Auth. Rev., Series 1989 A,
                      7.15%, 7/1/04 (AMBAC)(1)                       2,290,320

       2,000,000  Southern Orange County Finance
                      Auth. Special Tax Rev., Series
                      1994 A, 7.00%, 9/1/11 (MBIA)                   2,480,160

         800,000  Stockton Health Facilities Rev.,
                      Series 1997 A, (Dameron
                      Hospital Association), 5.70%,
                      12/1/14                                          818,168

       2,000,000  Taft Public Financing Auth. Lease
                      Rev. Certificates of Participation,
                      Series 1997 A, (Community
                      Correctional Facility), 6.05%,
                      1/1/17                                         2,128,920

See Notes to Financial Statements


SEMIANNUAL REPORT                     CALIFORNIA LONG-TERM TAX-FREE       29


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

    $  3,020,000  Watsonville Insured Hospital Rev.,
                      Series 1996 A, (Watsonville
                      Community Hospital), 6.20%,
                      7/1/12                                   $     3,385,994
                                                              ------------------

TOTAL MUNICIPAL SECURITIES--95.7%                                  307,094,371
                                                              ------------------
   (Cost $286,119,204)

MUNICIPAL DERIVATIVES--1.3%

       4,000,000  Northern California Transmission
                      Rev., Inverse Floater, 6.81%,
                      4/29/24 (MBIA)(3)                              4,190,000
                                                              ------------------
   (Cost $3,963,920)

SHORT-TERM MUNICIPAL SECURITIES--3.0%

       9,500,000  California State Revenue
                      Anticipation Notes, Floating Rate
                      Trust Receipts, 3.90%,
                      3/2/98(4)                                      9,500,000
                                                              ------------------
   (Cost $9,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $320,784,371
                                                              ==================
   (Cost $299,583,124)


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Company

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Securities are zero-coupon municipal bonds. The yield to maturity at purchase is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2)  Escrowed to maturity in U.S. Government Securities.

(3) Inverse floaters have interest rates which move inversely to market interest rates. Inverse floaters typically have durations which are longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

(4) Interest rate reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


30      CALIFORNIA LONG-TERM TAX-FREE          AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                          INTERMEDIATE-
                                         LIMITED-TERM         TERM        LONG-TERM
FEBRUARY 28, 1998 (UNAUDITED)              TAX-FREE         TAX-FREE       TAX-FREE

ASSETS

Investment securities, at value
   (identified cost of $128,751,413,
  $433,089,047, and $299,583,124,
   respectively) (Note 3) ..........   $ 131,076,026    $ 455,216,732   $ 320,784,371

Investment in affiliated money
  market fund (Note 2) .............           6,540        1,108,838           7,045

Receivable for investments sold ....       1,118,810          337,470            --

Interest receivable ................       1,899,885        6,556,183       3,779,913
                                       -------------    -------------   -------------
                                         134,101,261      463,219,223     324,571,329
                                       -------------    -------------   -------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ..............       1,680,346        2,147,510         946,093

Payable for investments purchased ..       1,761,255       12,193,163       6,062,406

Payable for capital shares
  redeemed .........................         187,622          413,874         438,041

Accrued management fees (Note 2) ...          51,005          174,349         123,167

Dividends payable ..................          32,676           89,242          51,357

Payable for trustees'
  fees and expenses ................             429              429             429
                                       -------------    -------------   -------------
                                           3,713,333       15,018,567       7,621,493
                                       -------------    -------------   -------------
Net Assets .........................   $ 130,387,928    $ 448,200,656   $ 316,949,836
                                       =============    =============   =============
CAPITAL SHARES

Outstanding (Unlimited
  number of shares authorized) .....      12,559,875       39,622,288      27,382,509
                                       =============    =============   =============
Net Asset Value Per Share ..........   $       10.38    $       11.31   $       11.57
                                       =============    =============   =============
NET ASSETS CONSIST OF:

Capital paid in ....................   $ 128,684,241    $ 424,367,909   $ 293,993,296

Accumulated undistributed
  net realized gain (loss)
  on investments ...................        (620,926)       1,705,062       1,755,293

Net unrealized appreciation
  on investments (Note 3) ..........       2,324,613       22,127,685      21,201,247
                                       -------------    -------------   -------------
                                       $ 130,387,928    $ 448,200,656   $ 316,949,836
                                       =============    =============   =============

See Notes to Financial Statements


SEMIANNUAL REPORT               STATEMENTS OF ASSETS AND LIABILITIES      31


                           STATEMENTS OF OPERATIONS

                                                    INTERMEDIATE-
FOR THE SIX MONTHS ENDED              LIMITED-TERM      TERM        LONG-TERM
FEBRUARY 28, 1998 (UNAUDITED)          TAX-FREE       TAX-FREE       TAX-FREE

INVESTMENT INCOME

Income:

Interest ..........................   $ 2,916,182   $11,093,946   $ 8,669,270

Expenses (Note 2):

Management fees ...................       331,055     1,111,283       791,092

Trustees' fees and expenses .......         4,215         8,093         6,500
                                      -----------   -----------   -----------
                                          335,270     1,119,376       797,592
                                      -----------   -----------   -----------
Net investment income .............     2,580,912     9,974,570     7,871,678
                                      -----------   -----------   -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ..       212,731     3,017,521     3,054,935

Change in net unrealized
  appreciation on investments .....       788,984     4,076,384     4,831,923
                                      -----------   -----------   -----------
Net realized and unrealized
gain on investments ...............     1,001,715     7,093,905     7,886,858
                                      -----------   -----------   -----------
Net Increase in Net Assets
Resulting from Operations .........   $ 3,582,627   $17,068,475   $15,758,536
                                      ===========   ===========   ===========
See Notes to Financial Statements


32      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED FEBRUARY 28, 1998  (UNAUDITED) AND YEAR ENDED  AUGUST 31, 1997

                                             LIMITED-TERM                   INTERMEDIATE-TERM                   LONG-TERM
                                               TAX-FREE                         TAX-FREE                        TAX-FREE
Increase in Net Assets                   1998           1997              1998           1997              1998           1997

OPERATIONS

Net investment income .............  $   2,580,912   $   4,682,931   $   9,974,570   $  20,904,240   $   7,871,678   $  16,098,064

Net realized gain on investments ..        212,731         317,683       3,017,521       4,489,257       3,054,935       4,196,683

Change in net unrealized
  appreciation on investments .....        788,984         857,109       4,076,384       5,607,704       4,831,923       7,428,889
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
   resulting from operations ......      3,582,627       5,857,723      17,068,475      31,001,201      15,758,536      27,723,636
                                     -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS
TO SHAREHOLDERS

From net investment income ........     (2,580,912)     (4,696,464)     (9,974,570)    (20,910,599)     (7,871,678)    (16,104,213)

From net realized gains on
  investment transactions .........           --              --        (5,651,244)     (1,183,599)     (5,354,293)       (424,536)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ..............     (2,580,912)     (4,696,464)    (15,625,814)    (22,094,198)    (13,225,971)    (16,528,749)
                                     -------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold .........     22,791,764      65,320,633      80,584,927     156,377,551      47,018,824     114,942,666

Proceeds from reinvestment
  of distributions ................      1,770,460       3,333,775      12,051,635      16,509,842       9,306,856      11,252,698

Payments for shares redeemed ......    (21,807,192)    (46,891,310)    (81,318,406)   (177,304,237)    (46,578,977)   (120,742,069)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets
  from capital share
  transactions ....................      2,755,032      21,763,098      11,318,156      (4,416,844)      9,746,703       5,453,295
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets ........      3,756,747      22,924,357      12,760,817       4,490,159      12,279,268      16,648,182

NET ASSETS

Beginning of period ...............    126,631,181     103,706,824     435,439,839     430,949,680     304,670,568     288,022,386
                                     -------------   -------------   -------------   -------------   -------------   -------------
End of period .....................  $ 130,387,928   $ 126,631,181   $ 448,200,656   $ 435,439,839   $ 316,949,836   $ 304,670,568
                                     =============   =============   =============   =============   =============   =============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ..............................      2,202,635       6,370,918       7,114,828      13,989,592       4,051,661      10,168,195

Issued in reinvestment
  of distributions ................        170,983         325,340       1,065,798       1,479,691         803,518         995,435

Redeemed ..........................     (2,106,349)     (4,577,218)     (7,179,587)    (15,865,262)     (4,015,222)    (10,670,666)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ...........        267,269       2,119,040       1,001,039        (395,979)        839,957         492,964
                                     =============   =============   =============   =============   =============   =============

See Notes to Financial Statements


SEMIANNUAL REPORT               STATEMENTS OF CHANGES IN NET ASSETS       33


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Limited-Term Tax-Free Fund (Limited-Term), American Century - Benham California Intermediate-Term Tax-Free Fund (Intermediate-Term) , and American Century - Benham California Long-Term Tax-Free Fund (Long-Term) (the "Funds") are three of the seven funds issued by the Trust. Each Fund is diversified under the 1940 Act. The Funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Funds are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually.

    At August 31, 1997, accumulated net realized capital loss carryovers of $833,657 for Limited-Term (expiring 2003 through 2004) may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    FUTURES CONTRACTS--Each Fund may buy and sell interest rate futures contracts relating to debt securities. Each Fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expired. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at February 28, 1998.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.


34      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. Limited-Term, Intermediate-Term and Long-Term are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

    As of February 28, 1998, Limited-Term, Intermediate-Term, and Long-Term had invested $6,540, $1,108,838, and $7,045, respectively, in shares of American Century - Benham California Tax-Free Money Market Fund (Tax-Free Money Market). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, the Funds did not pay ACIM management fees with respect to assets invested in Tax-Free Money Market.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       35


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, were as follows:

                             LIMITED-TERM          INTERMEDIATE-TERM       LONG-TERM
PURCHASES

Municipal Obligations ....... $36,042,033             $94,317,622         $79,760,520

PROCEEDS FROM SALES

Municipal Obligations ....... $36,821,614             $76,610,750         $76,061,043

On  February  28,  1998,  the   composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             LIMITED-TERM        INTERMEDIATE-TERM         LONG-TERM

Appreciation ................ $2,324,712            $22,289,767           $21,334,312

Depreciation ................    (99)                (162,082)             (133,065)
                             ------------          -------------         -------------
Net ......................... $2,324,613            $22,127,685           $21,201,247
                             ============          =============         =============

The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


36      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                       CALIFORNIA LIMITED-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                       1998(1)           1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $     10.30       $     10.19    $     10.23    $     10.12    $     10.34    $     10.12
                                  -----------       -----------    -----------    -----------    -----------    -----------
Income From
Investment Operations

  Net Investment Income ........         0.21              0.43           0.43           0.41           0.38           0.38

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ...         0.08              0.11          (0.04)          0.11          (0.18)          0.22
                                  -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ...................         0.29              0.54           0.39           0.52           0.20           0.60
                                  -----------       -----------    -----------    -----------    -----------    -----------
Distributions

  From Net Investment
  Income .......................        (0.21)            (0.43)         (0.43)         (0.41)         (0.38)         (0.38)

  In Excess of Net
  Realized Gains ...............         --                --             --             --            (0.04)          --
                                  -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ..........        (0.21)            (0.43)         (0.43)         (0.41)         (0.42)         (0.38)
                                  -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value,
End of Period ..................  $     10.38       $     10.30    $     10.19    $     10.23    $     10.12    $     10.34
                                  ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ..............         2.80%             5.42%          3.87%          5.33%          1.90%          6.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........         0.52%(3)          0.49%          0.49%          0.51%          0.51%          0.36%

Ratio of Net Investment Income
to Average Net Assets ..........         4.02%(3)          4.20%          4.20%          4.10%          3.68%          3.76%

Portfolio Turnover Rate ........           28%               47%            44%            50%            66%            54%

Net Assets, End
of Period (in thousands) .......  $   130,388       $   126,631    $   103,707    $   104,723    $   120,627    $   114,019

(1)  Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       37


                             FINANCIAL HIGHLIGHTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                      1998(1)            1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $     11.27       $     11.05    $     11.06    $     10.86    $     11.36    $     10.85
                                  -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment
Operations

  Net Investment Income ........         0.26              0.54           0.54           0.54           0.54           0.56

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ...         0.19              0.25          (0.01)          0.20          (0.41)          0.53
                                  -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ...................         0.45              0.79           0.53           0.74           0.13           1.09
                                  -----------       -----------    -----------    -----------    -----------    -----------
Distributions

  From Net Investment
  Income .......................        (0.26)            (0.54)         (0.54)         (0.54)         (0.54)         (0.56)

  From Net Realized Gains
  on Investment Transactions ...        (0.15)            (0.03)          --             --            (0.08)         (0.02)

  In Excess of Net
  Realized Gains ...............         --                --             --             --            (0.01)          --
                                  -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ..........        (0.41)            (0.57)         (0.54)         (0.54)         (0.63)         (0.58)
                                  -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value,
End of Period ..................  $     11.31       $     11.27    $     11.05    $     11.06    $     10.86    $     11.36
                                  ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ..............         4.01%             7.39%          4.79%          7.09%          1.11%         10.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........         0.52%(3)          0.48%          0.48%          0.48%          0.48%          0.50%

Ratio of Net Investment Income
to Average Net Assets ..........         4.60%(3)          4.81%          4.87%          5.02%          4.82%          5.05%

Portfolio Turnover Rate ........           18%               42%            36%            25%            44%            27%

Net Assets, End
of Period (in thousands) .......  $   448,201       $   435,440    $   430,950    $   417,550    $   448,293    $   444,460

(1)  Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


38      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                         CALIFORNIA LONG-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                      1998(1)            1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $     11.48       $     11.06    $     10.94    $     10.88    $     12.02    $     11.44
                                  -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment
Operations

  Net Investment Income ........         0.30              0.61           0.61           0.62           0.63           0.66

  Net Realized and
  Unrealized Gain (Loss)
  on Investment Transactions ...         0.29              0.44           0.12           0.12          (0.71)          0.85
                                  -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment
  Operations ...................         0.59              1.05           0.73           0.74          (0.08)          1.51
                                  -----------       -----------    -----------    -----------    -----------    -----------
Distributions

  From Net Investment
  Income .......................        (0.30)            (0.61)         (0.61)         (0.62)         (0.63)         (0.66)

  From Net Realized
  Gains on Investment
  Transactions .................        (0.20)            (0.02)          --            (0.06)         (0.43)         (0.27)
                                  -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions ..........        (0.50)            (0.63)         (0.61)         (0.68)         (1.06)         (0.93)
                                  -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value,
End of Period ..................  $     11.57       $     11.48    $     11.06    $     10.94    $     10.88    $     12.02
                                  ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ..............         5.17%             9.70%          6.77%          7.21%         (0.78)%        14.02%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..........         0.52%(3)          0.48%          0.48%          0.49%          0.48%          0.49%

Ratio of Net Investment Income
to Average Net Assets ..........         5.12(3)           5.40%          5.48%          5.84%          5.51%          5.76%

Portfolio Turnover Rate ........           25%               50%            42%            60%            62%            55%

Net Assets, End
of Period (in thousands) .......  $   316,950       $   304,671    $   288,022    $   276,085    $   277,477    $   338,075

(1)  Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       39


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss investment strategies.

    CALIFORNIA LIMITED-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of 1-5 years and maintains a weighted average maturity of five years or less.

    CALIFORNIA INTERMEDIATE-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of four years or more and maintains a weighted average maturity of 5-10 years.

    CALIFORNIA LONG-TERM TAX-FREE is a variable-price bond fund that seeks to provide interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities with maturities of seven or more years and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

    The  following   indices  are  used  in  the  report  for  fund  performance comparisons. They are not investment products available for purchase.

    The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2 to 4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years.

    The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4 to 6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1 to 5 years.

    CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) --funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5 to 10 years.

    CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

INVESTMENT TEAM LEADERS

  Portfolio Managers                 Dave MacEwen
                                     Colleen Denzler
                                     Joel Silva

  Credit Research Director           Steve Permut


40      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

BOND PORTFOLIO STRUCTURES

* BARBELL STRUCTURE--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.

* BULLET STRUCTURE--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to perform best when the yield curve is moving from flat to steep (long-term rates are rising faster that short-term rates, or short-term rates are falling faster than long-term rates).

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION--a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account.

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


SEMIANNUAL REPORT                                          GLOSSARY       41


[american century logo(reg.sm)]
           American
        Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.

9804           [recycled logo]
SH-BKT-12011      Recycled

                                  SEMIANNUAL
                                    REPORT

                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

                               FEBRUARY 28, 1998

                                    BENHAM
                                     GROUP

                        California High-Yield Municipal
                          California Insured Tax-Free

                               TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
California High-Yield Municipal
           Performance & Portfolio Information .............................   4
           Management Q & A ................................................   5
           Schedule of Investments .........................................   8
           Financial Highlights ............................................  26
California Insured Tax-Free
           Performance & Portfolio Information .............................  13
           Management Q & A ................................................  14
           Schedule of Investments .........................................  17
           Financial Highlights ............................................  27
Statements of Assets and Liabilities .......................................  20
Statements of Operations ...................................................  21
Statements of Changes in Net Assets ........................................  22
Notes to Financial Statements ..............................................  23
Background Information
           Investment Philosophy & Policies ................................  28
           Comparative Indices .............................................  28
           Lipper Rankings .................................................  28
           Investment Team Leaders .........................................  28
Glossary ...................................................................  29


       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century          Twentieth Century
        Group                      Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
      California
 High-Yield Municipal

      California
   Insured Tax-Free

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

American Century and Benham Group are registered marks of American Century Services Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MUNICIPAL MARKET OVERVIEW

* Municipal bond investors enjoyed impressive returns for the six months ended February 28, 1998.

* Longer-term municipal securities outperformed shorter-term ones, as is often the case when interest rates decline.

* Healthy economic growth helped the municipal market reach its highest level of credit quality in nearly a decade.

* With rates low, municipal issuance in 1998 is projected to be greater than the previous few years.

*  Improving  credit  conditions  and  higher  municipal   issuance  caused  the
   difference in yield between securities rated AAA and BBB to decrease.

HIGH-YIELD MUNICIPAL

* The fund performed well over the last six months. Its longer-term returns remained among the highest in its peer group (see the Total Returns table on page 4).

* High-Yield Municipal continued to produce far more current income than the average California municipal fund. As of February 28, the fund's 30-day SEC yield was in the top 5% of its peer group.

* We kept the fund's duration neutral relative to the average California municipal fund. Rather than make duration adjustments, we tried to add value by focusing on credit analysis and individual security selection.

* Our analysts took a more active role in structuring private placements and limited public offerings in an attempt to minimize risk and maximize yield for our shareholders.

* Though we have an optimistic outlook for the California municipal market, we caution investors that improving credit quality, declining high-yield issuance and tightening credit spreads make it increasingly difficult to match the fund's stellar returns of the last several years.

INSURED TAX-FREE

* The fund's total return for the last six months beat the return of the average California insured fund, according to Lipper Analytical Services (see the Total Returns table on page 13).

* In addition to producing a superior total return, Insured Tax-Free also had a better-than-average yield.

* Central to the fund's solid long-term performance are our below-average expenses and conservative approach to managing duration, structure and security selection.

* We bought discount bonds (which have interest coupons below the market rate) to help with the fund's duration and structure. We believe these securities should perform well if the market continues to rally.

* Going forward, we'll likely maintain the same duration and structure that helped the fund to solid returns over the last six months.


                 HIGH-YIELD
                  MUNICIPAL

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       5.05%*
     1 Year                         10.62%

30-DAY SEC YIELD:                    4.62%

NET ASSETS:                 $242.6 million
     (AS OF 2/28/98)

INCEPTION DATE:                   12/30/86

TICKER SYMBOL:                       BCHYX


                   INSURED
                   TAX-FREE

TOTAL RETURNS:               AS OF 2/28/98
     6 Months                       5.02%*
     1 Year                          9.38%

30-DAY SEC YIELD:                    4.23%

NET ASSETS:                 $203.2 million
     (AS OF 2/28/98)

INCEPTION DATE:                   12/30/86

TICKER SYMBOL:                       BCINX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 29.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

           [photo of James E. Stowers, Jr. and James E. Stowers III]

    Benham California High-Yield Municipal and Insured Tax-Free funds performed well during the six months ended February 28, 1998. In general, municipal bonds produced favorable returns, reflecting the decline in interest rates.

    On the corporate front, this has been an eventful six months. American Century gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. J.P. Morgan has been in business over 150 years, serving institutions, governments and individuals with complex financial needs. The new partnership is very exciting and will allow both companies to offer investors a highly diverse menu of investment options and services.

    As you may be aware, Jim Benham, founder of the Benham Group, retired in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

    We would also like to let you know what we're doing about the year 2000 issue, which refers to the possible inability of computer systems to distinguish between the years 1900 and 2000. Like other financial companies, a significant percentage of our computer operations involves some type of date comparison or date calculation. Although much of our system is already year 2000 compliant, we are aggressively addressing the problem and anticipate the project should be completed by November 1998.

    In closing, we are proud to note that 1998 marks the 40th year since American Century launched its first mutual funds. Not many fund companies can claim a 40-year track record, or a fund family that includes nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility. We believe American Century has an outstanding lineup of funds to help you reach your financial goals.

    Thank you for your investment.

Sincerely,

/s/James E. Stowers, Jr.               /s/James E. Stowers III
James E. Stowers, Jr.                  James E. Stowers III
Chairman of the Board and Founder      Chief Executive Officer


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE


[line chart - data below]

CREDIT SPREADS: AAA INSURED VS. BBB BOND YIELDS

                                   Bond Yields
                AAA Insured 30-Year GO      BBB 30-Year Revenue
09/01/97                  5.300%                  5.750%
09/05/97                  5.260%                  5.690%
09/12/97                  5.230%                  5.670%
09/19/97                  5.150%                  5.580%
09/26/97                  5.150%                  5.570%
10/03/97                  5.130%                  5.530%
10/10/97                  5.210%                  5.600%
10/17/97                  5.250%                  5.640%
10/24/97                  5.200%                  5.600%
10/31/97                  5.120%                  5.520%
11/07/97                  5.150%                  5.560%
11/14/97                  5.140%                  5.530%
11/21/97                  5.150%                  5.520%
11/28/97                  5.170%                  5.530%
12/05/98                  5.110%                  5.490%
12/12/98                  5.010%                  5.410%
12/19/98                  4.980%                  5.360%
12/26/98                  4.980%                  5.360%
01/02/98                  4.960%                  5.340%
01/09/98                  4.870%                  5.250%
01/16/98                  4.830%                  5.210%
01/23/98                  4.930%                  5.260%
01/30/98                  4.920%                  5.270%
02/06/98                  4.930%                  5.320%
02/13/98                  4.890%                  5.260%
02/20/98                  4.890%                  5.260%
02/27/98                  4.960%                  5.300%

Source: Bloomberg Financial Markets


IMPRESSIVE RETURNS

    Municipal bond investors enjoyed solid returns for the six months ended February 28, 1998, thanks to a vibrant national economy and benign inflation. As the accompanying graph demonstrates, interest rates generally headed lower through the end of 1997 before stabilizing somewhat in early 1998.

    The bond-friendly environment allowed longer-term municipals, which are more sensitive to changes in interest rates, to outperform shorter-maturity issues. This outperformance is reflected in the 6.19% return for the Lehman Long-Term Municipal Index versus the 3.03% return of the Lehman 3-Year Municipal Index.

TIGHTENING CREDIT SPREADS

    Strong job growth and an improving economy during the six months helped the municipal bond market reach its highest level of credit quality in nearly a decade. The economic prosperity translated into increased upgrades for municipalities--according to Moody's Investors Service, an independent credit rating organization, upgrades outnumbered downgrades by a whopping 17 to 1 in 1997.

    The higher credit quality also led to an increase in insured municipal securities as insurers lowered their premiums for new municipals. That means issuers have been able to raise the credit rating of their bonds by buying insurance at a lower cost. The higher a bond's credit rating, the lower its interest rate, so municipalities save money in the long run by insuring their bonds.

    While the supply of bonds with higher credit quality has been on the rise, issuance of lower-rated municipals has been on the decline, making the relatively few bonds available even more prized. This has caused already tight credit spreads--the differences between the interest rates of higher-quality and lower-quality bonds--to narrow further.

    As demonstrated by the accompanying graph, the yield spread between a 30-year AAA insured municipal bond and a 30-year BBB municipal bond started the period at 45 basis points (a basis point equals 0.01%). However, as interest rates headed lower and a flood of newly insured bonds hit the market in early 1998, credit spreads eroded further. By the end of February, the difference in yield between a 30-year AAA bond and a 30-year BBB bond was down to 34 basis points.

INCREASED SUPPLY

    With interest rates near their lowest levels in two decades, municipalities have been rushing to the market during 1998 with new or refinanced securities. Although municipal issuance between 1994 and 1997 was fairly low from a historical standpoint, issuance this year is shaping up to be closer to average. Projections for 1998 issuance fall around the $240 billion mark, well above the $221 billion brought to market in 1997.

CALIFORNIA

    California's economy continued to flourish, adding nearly 500,000 jobs in 1997, while the state's unemployment rate fell below 6% in January 1998. The engine of growth in Northern California remains the high-technology industry, while strength in technology, tourism and entertainment all benefited Southern California. Going forward, California's economic health should bode well for the state's municipal credit quality.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                        CALIFORNIA HIGH-YIELD MUNICIPAL

                                                    30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                                      SEC           34.70%           37.42%          41.95%            45.22%
                                                     YIELD        Tax Bracket      Tax Bracket     Tax Bracket      Tax Bracket
------------------------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California High-Yield Municipal                      4.62%           7.08%            7.38%           7.96%             8.43%

Yields are defined in the Glossary on page 29.
                                                                                             AVERAGE ANNUAL RETURNS
                                                   6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California High-Yield Municipal ...................  5.05%           10.62%            9.85%          7.51%             8.45%

Lehman Long-Term Municipal Bond Index .............  6.19%           11.47%           10.04%          7.41%             9.36%

Average California Municipal Debt Fund(2) .........  5.06%             9.37%           8.16%          6.12%             7.69%

Fund's Ranking Among
California
Municipal Debt Funds(2) ...........................   --          16 out of 102    4 out of 81     3 out of 53       4 out of 29
----------

(1) Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 2/28/88

                                 Value on 2/28/98
                      California
                       Hi-Yield               Lehman Long-Term
                       Municipal            Municipal Bond Index
Feb-88                  $10,000                   $10,000
Mar-88                  $9,891                    $9,857
Jun-88                  $10,126                   $10,139
Sep-88                  $10,472                   $10,479
Dec-88                  $10,728                   $10,787
Mar-89                  $10,924                   $10,895
Jun-89                  $11,404                   $11,649
Sep-89                  $11,444                   $11,588
Dec-89                  $11,766                   $12,079
Mar-90                  $11,890                   $12,104
Jun-90                  $12,197                   $12,415
Sep-90                  $12,055                   $12,315
Dec-90                  $12,431                   $12,951
Mar-91                  $12,720                   $13,249
Jun-91                  $13,071                   $13,587
Sep-91                  $13,571                   $14,199
Dec-91                  $13,787                   $14,707
Mar-92                  $13,985                   $14,758
Jun-92                  $14,478                   $15,409
Sep-92                  $14,832                   $15,830
Dec-92                  $15,052                   $16,211
Mar-93                  $15,566                   $16,918
Jun-93                  $16,226                   $17,617
Sep-93                  $16,818                   $18,322
Dec-93                  $17,036                   $18,602
Mar-94                  $16,263                   $17,110
Jun-94                  $16,389                   $17,233
Sep-94                  $16,551                   $17,304
Dec-94                  $16,123                   $16,909
Mar-95                  $17,281                   $18,594
Jun-95                  $17,625                   $19,019
Sep-95                  $18,058                   $19,539
Dec-95                  $19,072                   $20,848
Mar-96                  $18,783                   $20,304
Jun-96                  $19,128                   $20,543
Sep-96                  $19,693                   $21,180
Dec-96                  $20,196                   $21,769
Mar-97                  $20,144                   $21,582
Jun-97                  $20,982                   $22,544
Sep-97                  $21,695                   $23,383
Dec-97                  $22,317                   $24,229
Feb-98                  $22,505                   $24,476

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                2/28/98         8/31/97
Number of Securities              120             102
Weighted Average Maturity     21.1 years      20.3 years
Average Duration               7.7 years       7.5 years
Expense Ratio                   0.55%*           0.50%

* Annualized.


4      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                        CALIFORNIA HIGH-YIELD MUNICIPAL

MANAGEMENT Q & A

    An interview with Steven Permut, a portfolio manager on the California High-Yield Municipal fund investment team.

HOW DID THE FUND PERFORM?

    The fund performed well. For the six months ended February 28, 1998, the fund returned 5.05%, compared with the 5.06% average return of 109 "California Municipal Debt Funds" tracked by Lipper Analytical Services. The fund's longer-term returns continue to be among the best in its peer group. (See the Total Returns table on the previous page.)

HOW DOES THE FUND'S YIELD COMPARE?

    Shareholders continued to enjoy one of the highest California state and federal tax-free yields available.(+) At the end of February, the fund's 30-day SEC yield was 4.62%, compared with the 3.88% yield of the average California municipal fund.

THE FUND PRODUCED MORE CURRENT INCOME THAN THE AVERAGE CALIFORNIA MUNICIPAL FUND, BUT IT'S YIELD DECLINED SLIGHTLY. CAN YOU EXPLAIN WHY THAT HAPPENED?

    It's because we're in a lower interest rate environment overall after the bond market rally in late 1997. Lower rates also caused many of our premium bonds (securities with interest coupons above the market rate) to be called away from us. Many municipal bonds have a call feature that allows the issuer to pay off a security before its maturity date. Bonds with high interest coupons are likely to be called when rates fall because the issuer can save by refinancing the debt at the new, lower interest rate.

(+) Although the fund's yield may be significantly higher than the yields of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based upon the greater credit risk of the securities in the fund's portfolio.

[bar chart - data below]

CALIFORNIA HIGH-YIELD MUNICIPAL'S ONE-YEAR RETURNS
FOR THE PAST TEN YEARS (Periods ended February 28)

                    California
                    High-Yield           Lehman Long-Term
                    Municipal          Municipal Bond Index
2/89                  9.27%                  8.86%
2/90                  8.77%                  11.08%
2/91                  6.72%                  9.30%
2/92                  9.50%                  11.37%
2/93                  12.76%                 16.33%
2/94                  8.04%                  6.27%
2/95                  0.30%                  0.96%
2/96                  12.01%                 12.56%
2/97                  6.97%                  6.18%
2/98                  10.62%                 11.47%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 28 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


SEMIANNUAL REPORT                   CALIFORNIA HIGH-YIELD MUNICIPAL       5


                        CALIFORNIA HIGH-YIELD MUNICIPAL

    The other thing to keep in mind is that the fund grew by about 25% over the last six months, from $192 million to $242 million. With rates so low, it's been a challenge putting all that new cash to work in higher-yielding bonds.

HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

    We continued to keep the fund's duration neutral relative to its peers. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more you gain when rates fall, and the more you lose when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

    The fund ended the period with a duration of 7.7 years. That's only slightly longer than the 7.5-year duration we maintained for most of 1997. Rather than make substantial duration adjustments, we look to outperform our peers by using our careful security selection process to find attractive bonds.

CAN YOU DESCRIBE A LITTLE MORE ABOUT HOW YOU PICK SECURITIES FOR THE FUND?

    We rely heavily on our experienced team of credit analysts. Our analysts do extensive financial and demographic analysis and frequently conduct site visits to determine a security's value. We think this hands-on approach helps us buy bonds at good prices. But because municipal high-yield issuance declined and credit spreads narrowed over the last six months (see the Market Perspective on page 3), it's been somewhat harder to find securities we think are good buys. As a result, we've looked at other ways our analysts can add value for shareholders.

CAN YOU GIVE AN EXAMPLE OF HOW THE CREDIT TEAM ADDS VALUE?

    One thing we've done is get more involved in private placements and limited public offerings (deals sold only to large, sophisticated investors, such as mutual funds and insurance companies). We're able to work directly with the issuers to help structure the deals. The key difference is that rather than working solely in a passive, analytical role, we're actively working with issuers to put together deals that minimize the risk for our shareholders but maximize the security's yield.

    An example of how our credit team and portfolio managers work together to structure a deal is a security we started work on back in October 1997 and purchased in March 1998. It's a bond issued to purchase an Oceanside, California, mobile home park. We worked with the city, who issued the debt, and the underwriter to help structure the bond to meet our rigorous credit standards. We ended up with what we believe is a strong bond that also offers a very attractive yield.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Revenue                  44%
Land-Secured             36%
COPs/Leases              11%
Prerefunded/ETM           4%
GO                        4%
Other                     1%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue                  40%
Land-Secured             34%
COPs/Leases              12%
Prerefunded/ETM           7%
GO                        4%
Other                     3%


6      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                        CALIFORNIA HIGH-YIELD MUNICIPAL

YOU'VE TALKED A LOT ABOUT INDIVIDUAL SECURITIES. ARE THERE ANY SECTORS YOU LIKE

    For some time now, we've kept about a third of the fund in land-secured bonds. Land-based bonds are secured by property tax payments. The proceeds from these securities are used to fund infrastructure for land development. We like these bonds because they're well suited to benefit from California's economic growth. They have performed very well because California property values continue to rebound, particularly in the San Francisco Bay Area.

YOU MENTIONED THE STRENGTH OF CALIFORNIA'S ECONOMY. HOW HAS THAT AFFECTED CREDIT QUALITY?

    There is a direct correlation between economic strength and the recent improvement of credit quality in California. As the economy grows, we've seen credit rating upgrades at the local level. That's good for the fund because the overall credit quality of the portfolio has improved and specific securities we held that received upgrades experienced big price gains. But that's also contributed to the tighter credit spreads we've been seeing.

DO YOU THINK ASIA'S ECONOMIC CRISIS WILL HAVE AN EFFECT ON CALIFORNIA?

    The dramatic economic slowdown in Asia will affect California because it has the highest dependence of any state on Pacific Rim trade. Slower Asian demand for products made here may take the edge off California economic growth, but right now there's just no way to quantify it.

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET?

    We're positive on the market. Unemployment in California fell below 6% in early 1998, and we expect economic and job growth to continue going forward. That bodes well for credit quality. Inflation also remains low, despite rising wages. And California municipal bonds are fairly attractively valued relative to Treasury securities, so that should help demand. But while we have a generally positive outlook for the California municipal market, we should caution investors that matching the fund's stellar returns of the last five or more years is going to be difficult. That's especially true if credit quality continues to improve, high-yield issuance keeps declining, and credit spreads continue to shrink, making it harder to find undervalued securities.

WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We'll continue to focus on creating value for our shareholders through the individual security selection process. In particular, we'll continue to target about 30% or 40% of the fund for unrated bonds, assuming we can find these securities at good prices. To help do that, we'll work to take a more active role in structuring deals, such as in private placements and limited public offerings.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
AAA             26%
AA              15%
A               14%
BBB             14%
Unrated         31%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA             28%
AA               9%
A               20%
BBB             10%
Unrated         33%

Credit ratings given by Standard & Poor's.


SEMIANNUAL REPORT                   CALIFORNIA HIGH-YIELD MUNICIPAL       7


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1998 (UNAUDITED)


Principal Amount                                                  Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

      $2,000,000  Alameda Public Financing Auth.
                      Local Agency Rev., Series
                      1996 A, (Community Facility
                      District Number 1), 7.00%,
                      8/1/19                                 $    2,210,780

       1,000,000  American Canyon Joint Powers
                      Financing Auth. Lease Rev.,
                      (Civic-Recreation Facilities),
                      6.40%, 6/1/22                               1,055,140

       1,690,000  Anaheim Public Financing Auth.
                      Lease Rev., Series 1997 C,
                      (Public Improvement Projects),
                      6.04%, 9/1/30 (FSA)(1)                        309,607

         700,000  Bishop, Escalon & Lemoore Cities
                      Certificates of Participation,
                      Series 1991 A, 7.70%, 5/1/11                  754,516

       1,000,000  Blythe Redevelopment Project No. 1
                      Tax Allocation, 5.80%, 5/1/28               1,026,280

       3,000,000  Brawley Certificates of Participation,
                      (Water System Improvement
                      Project), 6.40%, 12/1/26                    3,117,900

       2,000,000  Brea Olinda Unified School District
                      Community Facilities District
                      Special Tax, No. 95-1, 5.75%,
                      9/1/28                                      1,971,660

       1,540,000  Brisbane Certificates of
                      Participation, (Capital
                      Improvement Refinancing
                      Project), 6.00%, 4/1/18                     1,614,643

       1,000,000  Cabrillo Unified School District GO,
                      Series 1996 A, 5.95%, 8/1/17
                      (AMBAC)(1)                                    371,670

       1,850,000  California Community College
                      Financing Auth. Lease Rev.,
                      Series 1998 A, 4.625%,
                      9/1/23 (MBIA)                               1,715,413

       1,000,000  California Educational Facilities
                      Auth. Rev., (Mills College),
                      6.875%, 9/1/02, Prerefunded at
                      102% of Par(2)                              1,132,320

       2,215,000  California Educational Facilities
                      Auth. Rev., (University of San
                      Diego), 4.75%, 10/1/15
                      (AMBAC)                                     2,168,352

         500,000  California Educational Facilities
                      Auth. Rev., (California Lutheran
                      University), 7.375%, 12/1/16                  540,695


Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $2,000,000  California Educational Facilities
                      Auth. Rev., (Los Angeles College
                      Chiropractic), 5.60%, 11/1/17          $    2,053,340

       3,350,000  California Educational Facilities
                      Auth. Rev., (St. Mary's College),
                      4.75%, 10/1/20 (MBIA)                       3,172,115

       1,000,000  California Educational Facilities
                      Auth. Rev., Series 1993 B,
                      (Pooled College and University
                      Financing), 6.125%, 6/1/09                  1,066,330

       4,000,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1989 A, (Kaiser
                      Permanente), 7.15%, 10/1/12
                      (AMBAC)(1)                                  1,931,760

         160,000  California Housing Finance Agency
                      Home Mortgage Rev. Bonds,
                      Series 1988 B, 8.60%, 8/1/19                  164,845

         565,000  California Housing Finance Agency
                      Home Mortgage Rev. Bonds,
                      Series 1989 B, 8.00%, 8/1/29                  588,402

         415,000  California Housing Finance Agency
                      Home Mortgage Rev. Bonds,
                      Series 1990 C, 7.60%, 8/1/30                  437,921

       1,955,000  California Housing Finance Agency
                      Home Mortgage Rev. Bonds,
                      Series 1997 B, 6.10%, 2/1/28
                      (MBIA)                                      2,066,767

       1,500,000  California Housing Finance Agency
                      Home Mortgage Rev. Bonds,
                      Series 1997 E, 6.10%, 8/1/29
                      (AMBAC)                                     1,588,605

       1,750,000  California Housing Finance Agency
                      Home Mortgage Rev. Bonds,
                      Series 1998 B, 5.15%, 2/1/18                1,741,303

       3,455,000  California Housing Finance Agency
                      Multifamily Mortgage Rev. Bonds,
                      Series 1997 A, 5.95%, 8/1/28
                      (MBIA)                                      3,575,510

       3,500,000  California Housing Finance Agency
                      Multi-Unit Mortgage Rev. Bonds,
                      Series 1992 C, 6.875%, 8/1/24               3,707,655

       2,500,000  California Housing Finance Agency
                      Single-Family Mortgage Rev.
                      Bonds, Series 1997 A-1, 5.95%,
                      8/1/16                                      2,635,500

       3,000,000  California Housing Finance Agency
                      Single-Family Mortgage Rev.
                      Bonds, Series 1997 C-2, 5.65%,
                      2/1/25                                      3,089,010

See Notes to Financial Statements


8      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $1,500,000  California Maritime Infrastructure
                      Auth. Airport Rev., (San Diego
                      Unified Port District Airport),
                      5.00%, 11/1/20 (AMBAC)                 $    1,452,450

         400,000  California Public Capital
                      Improvements Financing Auth.
                      Rev., Series 1988 A, (Pooled
                      Project), 8.50%, 3/1/18                       409,388

         485,000  California State Department of
                      Veterans Affairs Home Purchase
                      Rev., Series 1988 A, 8.30%,
                      8/1/19                                        504,201

       6,400,000  California State Department of
                      Water Resource Rev., Series
                      1995 O, (Central Valley
                      Project), 5.00%, 12/1/22                    6,231,104

       3,160,000  California State Department of
                      Water Resource Rev.,
                      Series 1997 S, (Central Valley
                      Project), 5.00%, 12/1/19                    3,102,204

       3,665,000  California State GO, 6.75%,
                      9/1/09(1)                                   2,159,088

       1,575,000  California State Local Government
                      Financing Auth. Rev., (Marin
                      Valley Mobile Home), 7.50%,
                      10/1/24 (Acquired 3/13/97,
                      Cost $1,575,000)(3)                         1,664,507

       2,000,000  California State Public Works
                      Board Lease Rev. Certificates of
                      Participation, Series 1993 D,
                      (Department of Corrections State
                      Prisons), 5.25%, 6/1/15 (FSA)               2,095,060

       7,000,000  California Statewide Communities
                      Development Auth. Lease Rev.,
                      Series 1997 A, (United Airlines),
                      5.70%, 10/1/33                              7,133,490

       1,000,000  California Statewide Communities
                      Development Auth. Rev.
                      Certificates of Participation,
                      Series 1996 A, (Insurance
                      Health Facility, San Gabriel
                      Valley), 5.50%, 9/1/14
                      (California Mortgage Insurance)             1,034,700

       5,000,000  California Statewide Communities
                      Development Auth. Special
                      Facilities Rev., (United Airlines),
                      5.625%, 10/1/34                             5,082,800


Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $1,000,000  Camarillo Multifamily Housing Rev.,
                      (Park Glenn Apartments), 5.40%,
                      3/1/28 (FNMA)                          $    1,000,760

         425,000  Clayton Improvement Bond Act
                      1915 Special Assessment,
                      (Oakhurst Assessment District),
                      8.00%, 9/2/14                                 442,264

         105,000  Clayton Improvement Bond Act
                      1915 Special Assessment,
                      Series 1988 A, (Oakhurst
                      Assessment District ), 8.40%,
                      9/2/10                                        109,480

       4,500,000  Colton Public Financing Auth. Rev.,
                      (Electric System), 7.50%,
                      10/1/03, Prerefunded at 101%
                      of Par(2)                                   5,277,555

         750,000  Contra Costa County Public
                      Financing Auth. Tax Allocation
                      Rev., Series 1992 A, 7.10%,
                      8/1/22                                        824,198

         685,000  Corcoran Certificates of
                      Participation, 8.75%, 6/1/16
                      (Acquired 4/28/92, Cost
                      $685,000)(3)                                  746,739

       4,000,000  Corona Community Facilities
                      District Special Tax, 4.70%,
                      9/1/20 (MBIA)                               3,771,880

       3,500,000  Culver City Redevelopment
                      Financing Auth. Rev. Tax
                      Allocation, 4.60%, 11/1/20
                      (AMBAC)                                     3,243,975

       1,000,000  Davis Community Facility District
                      Number 1991-2 Special Tax,
                      Series 1992 B, 7.80%, 9/1/02,
                      Prerefunded at 103% of Par(2)               1,177,090

       1,500,000  Del Mar Race Track Auth. Rev.,
                      6.20%, 8/15/11                              1,635,105

       1,000,000  El Cerrito Redevelopment
                      Agency Tax Allocation,
                      Series 1997 A, 5.00%,
                      7/1/19 (MBIA)                                 984,460

       1,000,000  Escondido Improvement Bond Act
                      1915 GO, (Assessment District
                      No. 86-1-R), 5.625%, 9/2/18                   999,390

       3,000,000  Folsom Public Financing Auth. Rev.,
                      Series 1997 A, 6.875%,
                      9/2/19                                      3,098,070

       1,500,000  Folsom Special Tax, (Community
                      Facility District Number 7),
                      7.25%, 9/1/21                               1,628,700

See Notes to Financial Statements


SEMIANNUAL REPORT                   CALIFORNIA HIGH-YIELD MUNICIPAL       9


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $2,500,000  Fontana Redevelopment Agency
                      Tax Allocation, Series 1994 B,
                      (Jurupa Hills Project), 7.70%,
                      1/1/19                                 $    2,797,225

       1,040,000  Foothill-De Anza Community
                      College District Certificates of
                      Participation, (Campus Center
                      Project), 7.35%, 3/1/07                     1,159,174

       2,500,000  Foster City Redevelopment Agency
                      Tax Allocation, (Metro Center),
                      6.75%, 9/1/20                               2,769,100

       1,185,000  Gateway Improvement Auth. Rev.,
                      Series 1995 A, (Marin City
                      Community Facility), 7.75%,
                      9/1/25                                      1,343,387

       2,000,000  Industry Urban Redevelopment
                      Agency Tax Allocation,
                      (Project 3), 6.90%, 11/1/16                 2,187,860

         985,000  Irvine Improvement Bond 1915
                      Special Assessment, Series
                      1992 A, (District Number 89-9),
                      7.40%, 9/2/17                               1,017,781

       1,000,000  Lake Elsinore School Financing
                      Auth. Rev., 6.125%, 9/1/19                  1,056,740

       1,000,000  Lake Elsinore Unified School
                      District Community Facilities
                      Special Tax, (Number 88-1),
                      8.25%, 9/1/16                               1,095,010

       3,590,000  Long Beach Water Rev.,
                      Series 1997 A, 5.00%,
                      5/1/24 (MBIA)                               3,512,815

       2,000,000  Los Angeles Community Facilities
                      District Special Tax, (Cascades
                      Business Park), 6.40%, 9/1/22               2,054,080

       4,600,000  Los Angeles County Public Works
                      Financing Auth. Rev., Series
                      1997 A, (Regional Park and
                      Open Space District), 5.00%,
                      10/1/19                                     4,504,596

         120,000  Los Angeles County Single Family
                      Mortgage Rev., (GNMA
                      Mortgage, Issue B), 9.00%,
                      12/1/20, Prerefunded at
                      100% of Par(2)                                129,371

       1,000,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      Series 1991 B, 6.50%, 7/1/13                1,074,410


Principal Amount                                                  Value
--------------------------------------------------------------------------------

    $     20,000  Los Angeles Home Mortgage Rev.
                      Bonds, 9.00%, 6/15/18                 $        20,171

       2,150,000  Los Angeles State Building Auth.
                      Lease Rev. Certificates of
                      Participation, Series 1993 A,
                      5.625%, 5/1/11                              2,348,660

       2,000,000  Los Angeles Unified School
                      District GO, Series 1997 A,
                      5.00%, 7/1/21 (FGIC)                        1,959,380

       1,775,000  Los Angeles Wastewater System
                      Rev., Series 1993 D, 4.70%,
                      11/1/17 (FGIC)                              1,691,575

       4,000,000  Metropolitan Water District
                      Southern California Waterworks
                      Rev., Series 1997 A, 5.00%,
                      7/1/26                                      3,899,160

       3,000,000  Milpitas Improvement Bond Act
                      1915 Special Assessment,
                      Series 1996 A, (District
                      Number 18), 6.75%, 9/2/16                   3,091,710

       1,500,000  Modesto Irrigation District
                      Financing Auth. Rev., Series
                      1998 D, (Domestic Water
                      Project), 4.75%, 9/1/22
                      (AMBAC)                                     1,420,980

       4,885,000  Northern California Power Agency
                      Rev., Series 1985 E,
                      (Hydroelectric Project Number 1),
                      7.15%, 7/1/24                               5,030,671

       2,000,000  Novato Community Facility District
                      Number 1 Special Tax, (Vintage
                      Oaks Project), 7.20%, 8/1/15                2,186,200

       1,000,000  Orange County Community
                      Facilities District Special Tax,
                      Series 1993 A, (Number 87-5E),
                      7.30%, 8/15/18                              1,089,840

       1,000,000  Pioneer Union Elementary School
                      District GO, 7.50%, 8/1/14                  1,073,460

         880,000  Pittsburg Assessment District 90-1
                      Special Assessment, (Oak Hills),
                      7.75%, 9/2/20                                 917,761

       1,500,000  Pittsburg Assessment District 92-1
                      Special Assessment, (Village at
                      New York Landing), 8.00%,
                      9/2/22                                      1,566,255

       3,500,000  Pittsburg Redevelopment Agency
                      Tax Allocation, (Los Medanos
                      Community Development Project),
                      6.25%, 8/1/26                               3,758,510

See Notes to Financial Statements


10      CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $5,000,000  Pomona Improvement Bond Act
                      1915, (Rio Rancho Assessment
                      District), 7.50%, 9/2/21               $    5,231,650

       1,500,000  Pomona Public Financing Auth. Rev.,
                      Series 1993 L, (Southwest
                      Pomona Redevelopment), 5.70%,
                      2/1/13                                      1,547,175

       2,250,000  Rancho Mirage Joint Powers
                      Financing Auth. Certificates of
                      Participation, (Eisenhower
                      Memorial Hospital), 7.00%,
                      3/1/02, Prerefunded at 102% of
                      Par(2)                                      2,531,318

       1,815,000  Redondo Beach Public Financing
                      Auth. Rev., (South Bay Center
                      Redevelopment Project), 7.125%,
                      7/1/08                                      2,024,088

       1,000,000  Richmond Joint Powers Financing
                      Auth. Rev. Certificates of
                      Participation, Series 1995 A,
                      5.25%, 5/15/13                              1,018,530

       2,165,000  Richmond Redevelopment Agency
                      Tax Allocation, Series 1998 A,
                      (Harbour Redevelopment Project),
                      4.75%, 7/1/23 (MBIA)                        2,045,968

         500,000  Roseville Community Facilities
                      District Number 2 Special Tax,
                      8.25%, 9/1/21                                 540,685

         370,000  Sacramento County Special Tax,
                      (Community Facilities District
                      No. 1), 5.50%, 9/1/06                         380,371

         635,000  Sacramento County Special Tax,
                      (Community Facilities District
                      No. 1), 5.60%, 9/1/07                         656,755

         415,000  Sacramento County Special Tax,
                      (Community Facilities District
                      No. 1), 5.70%, 9/1/08                         431,297

       2,250,000  Sacramento County Special Tax,
                      (Community Facilities District
                      No. 1), 5.70%, 12/1/20                      2,235,870

       1,500,000  Sacramento County Special Tax,
                      (Community Facilities District
                      No. 1), 6.30%, 9/1/21                       1,576,500

       3,000,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1993 G, 4.75%, 9/1/21 (MBIA)                2,837,460


Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $3,970,000  Sacramento Municipal Utility
                      District Electric Rev.,
                      Series 1997 K, 5.25%,
                      7/1/24 (AMBAC)                         $    4,108,275

       1,400,000  Salinas Certificates of Participation,
                      Series 1997 A, (Capital
                      Improvement Projects), 5.70%,
                      10/1/28                                     1,440,628

       1,920,000  Salinas Improvement Bond Act
                      1915 Special Assessment,
                      (Harden Ranch Assessment
                      District 94-1), 6.875%, 9/2/11              2,036,275

         750,000  Salinas Improvement Bond Act
                      1915 Special Assessment,
                      Series 1998 C, (Assessment
                      District 90-1), 5.45%, 9/2/13                 744,878

       1,000,000  Salinas Improvement Bond Act
                      1915 Special Assessment,
                      Series 1998 C, (Assessment
                      District 90-1), 5.50%, 9/2/14                 991,960

       1,000,000  San Diego Community Facilities
                      District Number 1 Special Tax,
                      Series 1995 B, 7.10%, 9/1/20                1,097,680

       3,990,000  San Diego County Improvement
                      Bond Act 1915 GO, 6.25%,
                      9/2/12                                      4,118,438

       1,500,000  San Francisco City & County
                      Airport Commission International
                      Airport Rev., 5.90%, 5/1/26                 1,581,330

       1,780,000  San Jose Finance Auth. Rev.
                      Certificates of Participation,
                      Series 1993 C, (Convention
                      Center), 6.30%, 9/1/09                      1,917,648

       1,540,000  San Mateo County Joint Powers
                      Auth. Lease Rev., Series 1997 A,
                      5.00%, 7/15/22 (FSA)                        1,508,045

       5,000,000  Santa Ana Certificates of
                      Participation, (City Hall Expansion
                      Project), 4.70%, 1/1/28 (FSA)               4,665,800

       3,000,000  South Orange County Public
                      Financing Auth. Special Tax,
                      Series 1994 B, (Jr. Lien), 7.25%,
                      9/1/13                                      3,105,600

       1,615,000  South San Francisco
                      Redevelopment Agency Tax
                      Allocation, 7.60%, 9/1/18                   1,766,003

See Notes to Financial Statements


SEMIANNUAL REPORT                   CALIFORNIA HIGH-YIELD MUNICIPAL       11


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

     $   480,000  Southern California Housing
                      Finance Auth. Single Family
                      Mortgage Rev., Series 1991 A,
                      (GNMA & FNMA Mortgage-
                      Backed Securities), 7.35%,
                      9/1/24                                $       508,090

         500,000  Southern California Public Power
                      Auth. Rev., (Pooled Project),
                      6.75%, 7/1/10 (FSA)                           604,040

       2,400,000  Southern California Public Power
                      Auth. Rev., (Transmission Project),
                      6.35%, 7/1/14 (MBIA)(1)                     1,059,648

       1,250,000  Southern California Public Power
                      Auth. Rev., (Transmission Project),
                      6.35%, 7/1/15 (MBIA)(1)                       521,875

       2,000,000  Stockton East Water District
                      Certificates of Participation,
                      Series 1997 A, 4.75%, 4/1/22
                      (AMBAC)                                     1,892,840

       1,770,000  Tehama Community Certificates of
                      Participation, (Social Services
                      Building Project), 7.00%,
                      10/1/20                                     2,022,898

       1,700,000  Torrance Hospital Rev., (Little
                      County of Mary Hospital),
                      6.875%, 7/1/15                              1,853,867

       2,260,000  Tracy Operating Partnership Joint
                      Powers Auth. Rev., (Jr. Lien
                      Assessment District 87-3),
                      6.375%, 9/2/11                              2,329,382

       1,565,000  Twentynine Palms Water District
                      Certificates of Participation,
                      7.10%, 8/1/22                               1,699,621

       2,250,000  Vacaville Improvement Bond Act
                      1915 Special Assessment,
                      (Northeast Sector Assessment
                      District A), 7.00%, 9/2/22                  2,407,995

       2,000,000  West Contra Costa Unified School
                      District Certificates of
                      Participation, 7.125%, 1/1/24               2,192,340

       1,000,000  Whittier Redevelopment Agency
                      Tax Allocation, (Whittier
                      Boulevard), 5.70%, 11/1/19                    999,910

       1,520,000  Windsor Redevelopment Agency
                      Tax Allocation, 6.875%, 9/1/15              1,684,418
                                                            --------------------

TOTAL MUNICIPAL SECURITIES--94.2%                               228,289,730
                                                            --------------------
   (Cost $216,958,832)

SHORT-TERM MUNICIPAL SECURITIES

      $6,000,000  California State Revenue
                      Anticipation Notes, 4.50%,
                      6/30/98                                $    6,019,200

       8,000,000  California State Revenue
                      Anticipation Notes, Floating Rate
                      Trust Receipts, Series 1997-23,
                      3.90%, 3/2/98 (LOC: Bank of
                      New York)(4)                                8,000,000
                                                            --------------------
TOTAL SHORT-TERM
MUNICIPAL SECURITIES--5.8%                                       14,019,200
                                                            --------------------
   (Cost $14,012,718 )

TOTAL INVESTMENT SECURITIES-100.0%                               $242,308,930
                                                            ====================
   (Cost $230,971,550)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) This security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2)   Escrowed to maturity in U.S. Government Securities.

(3) Private placement. Security may only be sold to qualified institutional investors. The aggregate value of private placements at February 28, 1998, was $2,411,246, which represented 1.0% of net assets.

(4) Interest rate reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


12     CALIFORNIA HIGH-YIELD MUNICIPAL        AMERICAN CENTURY INVESTMENTS

                          CALIFORNIA INSURED TAX-FREE

                                      30-DAY                        30-DAY TAX-EQUIVALENT YIELDS
                                        SEC           34.70%           37.42%          41.95%            45.22%
                                       YIELD        Tax Bracket      Tax Bracket     Tax Bracket       Tax Bracket
----------------------------------------------------------------------------------------------------------------------
YIELDS AS OF FEBRUARY 28, 1998

California Insured Tax-Free            4.23%           6.48%            6.76%           7.29%             7.72%

Yields are defined in the Glossary on page 29.

                                                                                      AVERAGE ANNUAL RETURNS
                                           6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF FEBRUARY 28, 1998(1)

California Insured Tax-Free ............     5.02%            9.38%           8.54%          6.28%             7.99%

Lehman Long-Term Municipal Bond Index ..     6.19%            11.47%          10.04%         7.41%             9.36%

Average California Insured
Municipal Debt Fund(2) .................     4.89%            8.87%           7.93%          6.09%             7.96%

Fund's Ranking Among California
Insured Municipal Debt Funds(2) ........      --           4 out of 25     3 out of 23     4 out of 11       3 out of 7

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 28-29 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 2/28/88

                                Value on 2/28/98
                  California  Insured         Lehman Long-Term
                       Tax-Free              Municipal Bond Index
Feb-88                  $10,000                   $10,000
Mar-88                  $9,710                    $9,857
Jun-88                  $9,954                    $10,139
Sep-88                  $10,226                   $10,479
Dec-88                  $10,459                   $10,787
Mar-89                  $10,599                   $10,895
Jun-89                  $11,277                   $11,649
Sep-89                  $11,150                   $11,588
Dec-89                  $11,537                   $12,079
Mar-90                  $11,521                   $12,104
Jun-90                  $11,787                   $12,415
Sep-90                  $11,628                   $12,315
Dec-90                  $12,317                   $12,951
Mar-91                  $12,470                   $13,249
Jun-91                  $12,715                   $13,587
Sep-91                  $13,265                   $14,199
Dec-91                  $13,705                   $14,707
Mar-92                  $13,668                   $14,758
Jun-92                  $14,287                   $15,409
Sep-92                  $14,621                   $15,830
Dec-92                  $14,964                   $16,211
Mar-93                  $15,621                   $16,918
Jun-93                  $16,167                   $17,617
Sep-93                  $16,812                   $18,322
Dec-93                  $16,977                   $18,602
Mar-94                  $15,842                   $17,110
Jun-94                  $15,960                   $17,233
Sep-94                  $16,061                   $17,304
Dec-94                  $15,865                   $16,909
Mar-95                  $16,975                   $18,594
Jun-95                  $17,308                   $19,019
Sep-95                  $17,793                   $19,539
Dec-95                  $18,883                   $20,848
Mar-96                  $18,357                   $20,304
Jun-96                  $18,490                   $20,543
Sep-96                  $19,062                   $21,180
Dec-96                  $19,582                   $21,769
Mar-97                  $19,375                   $21,582
Jun-97                  $20,101                   $22,544
Sep-97                  $20,833                   $23,383
Dec-97                  $21,411                   $24,229
Feb-98                  $21,561                   $24,476

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                      2/28/98            8/31/97
Number of Securities                     66                 63
Weighted Average Maturity            18.2 years         18.5 years
Average Duration                      8.2 years          8.1 years
Expense Ratio                          0.52%*              0.48%

* Annualized.


SEMIANNUAL REPORT                       CALIFORNIA INSURED TAX-FREE       13


                          CALIFORNIA INSURED TAX-FREE

MANAGEMENT Q & A

    An interview with Dave MacEwen, a portfolio manager on the California Insured Tax-Free fund investment team.

HOW DID THE FUND PERFORM?

    The fund performed very well. For the six months ended February 28, 1998, the fund returned 5.02%, compared with the 4.89% average return of the 26 "California Insured Municipal Debt Funds" tracked by Lipper Analytical Services. The fund has consistently outperformed its peers over time, doing particularly well over the one- and three-year periods ended February. (See the Total Returns table on the previous page.)

    Not only did the fund produce better-than-average returns, but it also provided shareholders more state and federal tax-free current income than the average California insured fund. As of February 28, the fund's 30-day SEC yield was 4.23%, compared with the 3.67% average yield of its peers. Prudent management and our below-average expenses are responsible for the fund's solid performance.

CAN YOU EXPAND ON THAT IDEA?

    In an insured fund, where credit quality is typically very high, some of the key factors driving returns are a fund's duration, structure and fees. Our management fee is below average, so we start out with a competitive advantage over our peers.


[bar chart - data below]

CALIFORNIA INSURED TAX-FREE'S ONE-YEAR RETURNS
FOR THE PAST TEN YEARS (Periods ended February 28, 1998)

                 California Insured        Lehman Long-Term
                    Tax-Free             Municipal Bond Index
2/89                  6.08%                    8.86%
2/90                  8.73%                    11.08%
2/91                  8.41%                    9.30%
2/92                  9.41%                    11.37%
2/93                  16.18%                   16.33%
2/94                  4.96%                    6.27%
2/95                  1.04%                    0.96%
2/96                  11.57%                   12.56%
2/97                  4.78%                    6.18%
2/98                  9.38%                    11.47%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 28 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


14      CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                          CALIFORNIA INSURED TAX-FREE

    Structure refers to the way the fund's portfolio is put together. Different fund structures perform better in different interest rate environments. That said, duration is still probably the most important factor.

CAN YOU DEFINE DURATION IN GENERAL AND EXPLAIN HOW YOU MANAGED THE FUND'S DURATION SPECIFICALLY?

    Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more you gain when rates fall, and the more you lose when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

    But keep in mind that it can be very difficult to accurately predict the direction of interest rates over the short run. That's why we prefer a long-term look at rates and take limited, well-thought-out steps. As a result, we make only very modest adjustments to the fund's duration over time, usually keeping it in a narrow range around eight years. That conservative approach has been key to our long-term outperformance of our peers. The last six months were typical--in late 1997 and so far in 1998, we kept our duration just slightly longer than the peer group average, at around 8.2 years. That positioning helped the fund's performance as rates fell late last year.

WHERE DOES PORTFOLIO STRUCTURE FIGURE IN?

    Structure is important because it can help you achieve the degree of interest rate sensitivity you want. We continued to use a "barbell" coupon structure. We avoided buying securities with interest coupons near the going market rate; instead, we bought discount bonds (which have interest coupons below the prevailing interest rate) and premium bonds (which have coupons above the market rate).

WHY BUY A BOND WITH AN INTEREST COUPON BELOW THE MARKET RATE?

    To help manage duration. Keep in mind that many municipal bonds have a call feature, which means they can be paid off by the issuer before their maturity date. Calling a bond is like refinancing the mortgage on your house--when interest rates decline, you save by paying off the old loan with money borrowed at the new, lower rate. That's exactly what municipal bond issuers do when rates fall. In the same way that refinancing shortens the life of your original mortgage, a call feature effectively shortens a bond's duration. And just as you're more likely to refinance your mortgage the higher your payments, so too a municipal bond issuer is more likely to call a bond the higher its interest coupon.

    Over the last six months, we bought bonds with coupons as low as 4.75%. If rates continue to fall, these lower-coupon bonds have

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 2/28/98)
Revenue           53%
COPs/Leases       23%
Land-Secured      16%
GO                 4%
Prerefunded/ETM    4%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/97)
Revenue           48%
COPs/Leases       24%
Land-Secured      13%
GO                11%
Prerefunded/ETM    4%


SEMIANNUAL REPORT                           CALIFORNIA INSURED TAX-FREE      15


                          CALIFORNIA INSURED TAX-FREE

great potential to add to the fund's returns because they're unlikely to be called anytime soon and have a lot of running room. Another way we tried to help the fund's duration and structure was holding a lot of non-callable securities.

DOESN'T BUYING LOWER-COUPON BONDS AFFECT THE FUND'S YIELD?

    No, not necessarily. Bond yields are a function of the security's price: the lower the price, the higher the yield. We bought those 4.75% coupon bonds when they were out of favor. Because we paid a low price for those bonds, their yields were actually higher than yields on some par bonds. The fund's yield did decline over the last six months, from 4.55% last August to 4.23% at the end of February, but that's a reflection of lower rates overall.

WHAT'S YOUR OUTLOOK FOR MUNICIPAL SECURITIES?

    We think the outlook for the California municipal market is generally positive. Steady economic and job growth in the state should contribute to improving credit quality. Inflation is virtually nonexistent--prices rose at the slowest pace in a dozen years during 1997. However, oil and commodities prices began to pick back up in late March 1998 after crude oil prices hit a nine-year low earlier in the month. And wage pressures are still apparent, particularly in the service sector of the economy. So the outlook is good, but not unconditionally so.

WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    We'll continue to use the same structure and duration position--if we lacked conviction in that strategy we would have ended it some time ago. In particular, we think the fund could perform very well relative to its peers if long-term municipal rates fall below 5% or even 5.25%. That's because many California municipal bonds with interest coupons at those levels have call features. If those bonds were called in a market rally, we'd expect to significantly outperform the competition. The other advantage to having what we consider good structure to our portfolio is that we shouldn't dramatically underperform our peers if rates go the other way. We'll also continue to use the same conservative approach to managing duration that has helped the fund to its solid long-term performance.

[pie charts]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/98)
AAA            100%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/97)
AAA            100%

Credit ratings given by Standard & Poor's.


16      CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES

      $1,000,000  Banning Certificates of
                      Participation, (Wastewater
                      System, Refunding and
                      Improvement Project), 8.00%,
                      1/1/19 (AMBAC)                         $    1,360,590

       1,000,000  Berkeley Certificates of
                      Participation, 7.50%, 6/1/19
                      (AMBAC)                                     1,029,060

         900,000  Brea Redevelopment Agency Tax
                      Allocation, (Project AB), 6.125%,
                      8/1/13 (MBIA)                                 984,294

       2,500,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1989 A, (Sutter Hospital),
                      6.70%, 1/1/13 (AMBAC)                       2,578,875

       1,250,000  California Health Facilities
                      Financing Auth. Rev.,
                      Series 1991 A, (Adventist
                      Health), 7.00%, 3/1/13 (MBIA)               1,363,013

       1,530,000  California Public Capital
                      Improvements Financing Auth.
                      Rev., (Pooled Project 1988 B),
                      8.10%, 3/1/18 (BIGI)                        1,565,986

       4,000,000  California State Public Works
                      Board Lease Rev. Certificates of
                      Participation, Series 1993 A,
                      (Department of Corrections State
                      Prisons), 5.00%, 12/1/19
                      (AMBAC)                                     3,999,680

       6,000,000  California State Public Works
                      Board Lease Rev. Certificates of
                      Participation, Series 1993 D,
                      (Department of Corrections State
                      Prisons), 5.25%, 6/1/15 (FSA)               6,285,180

       4,135,000  California State Universities and
                      Colleges Rev., 5.75%,
                      11/1/15 (FGIC)                              4,462,532

       3,925,000  California Statewide Communities
                      Development Auth. Rev.
                      Certificates of Participation,
                      (Gemological Institute), 6.75%,
                      5/1/10 (Connie Lee)                         4,712,944

       1,520,000  Castaic Lake Water Agency
                      Certificates of Participation,
                      Series 1994 A, (Water System
                      Improvement Project), 7.00%,
                      8/1/12 (MBIA)                               1,877,793


Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $1,000,000  Contra Costa County Certificates of
                      Participation, 7.80%, 6/1/07
                      (BIGI)                                 $    1,067,780

       1,200,000  Contra Costa Water District Rev.,
                      Series 1992 E, 6.25%, 10/1/12
                      (AMBAC)                                     1,398,948

       7,080,000  Corona Community Facilities District
                      Special Tax, No. 90-1-A, 4.625%,
                      9/1/17 (MBIA)                               6,717,717

       1,000,000  East Valley Water District
                      Certificates of Participation,
                      (Treatment Plant Project), 6.60%,
                      12/1/14 (AMBAC)                             1,108,830

       2,000,000  Escondido Joint Powers Financing
                      Auth. Rev. Certificates of
                      Participation, 6.125%, 9/1/11
                      (AMBAC)                                     2,156,300

       2,000,000  Fontana Unified School District GO,
                      Series 1997 D, 5.85%, 5/1/22
                      (FGIC)(1)                                   1,885,520

       2,100,000  Foothill-De Anza Community
                      College District Certificates of
                      Participation, 6.25%, 9/1/13
                      (Connie Lee)                                2,311,554

       1,725,000  Fresno Sewer Rev.,
                      Series 1993 A-1, 6.25%,
                      9/1/14 (AMBAC)                              2,012,282

       1,240,000  Fresno Sewer Rev.,
                      Series 1993 A-1, 4.75%,
                      9/1/21 (AMBAC)                              1,197,567

       5,000,000  Glendale Hospital Rev., Series
                      1991 A, (Adventist Hospital),
                      6.75%, 3/1/13 (MBIA)                        5,417,150

       4,830,000  Glendale Unified School District
                      Certificates of Participation,
                      Series 1994 A, 6.50%, 3/1/12
                      (AMBAC)                                     5,369,849

       1,340,000  Kern High School District GO,
                      Series 1993 C, 6.25%, 8/1/13
                      (MBIA)(2)                                   1,570,091

       3,630,000  Kern High School District GO,
                      Series 1993 D, 7.00%,
                      8/1/17 (MBIA)(2)                            4,183,139

       2,000,000  La Quinta Financing Auth. Lease
                      Rev. Certificates of Participation,
                      (La Quinta City Hall Project),
                      5.55%, 10/1/18 (MBIA)                       2,151,060

See Notes to Financial Statements


SEMIANNUAL REPORT                       CALIFORNIA INSURED TAX-FREE       17


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $  790,000  Lake Elsinore Public Financing
                      Auth. Tax Allocation Rev.,
                      Series 1992 C, (Redevelopment
                      Projects), 6.625%, 2/1/17 (FGIC)       $      840,434

       1,500,000  Lakewood Redevelopment Agency
                      Tax Allocation Rev., Series
                      1992 A, (Project No. 1), 6.50%,
                      9/1/17 (FSA)                                1,657,470

         890,000  Los Angeles Community
                      Redevelopment Agency Housing
                      Rev., Series 1994 C, 7.00%,
                      1/1/14 (AMBAC)                                973,215

       3,500,000  Los Angeles Community
                      Redevelopment Agency Tax
                      Allocation Rev., Series 1993 H,
                      (Bunker Hill), 6.50%, 12/1/14
                      (FSA)                                       3,920,840

       4,000,000  Los Angeles Community
                      Redevelopment Agency Tax
                      Allocation Rev., Series 1993 H,
                      (Bunker Hill), 6.50%, 12/1/15
                      (FSA)                                       4,480,960

       1,000,000  Los Angeles County Transportation
                      Commission Sales Tax Rev.,
                      6.50%, 7/1/13 (AMBAC)                       1,087,090

       2,000,000  Los Angeles Metropolitan
                      Transportation Auth. Sales Tax
                      Rev., Series 1993 B, 4.75%,
                      7/1/18 (AMBAC)                              1,907,020

       1,100,000  Los Angeles Wastewater System
                      Rev., Series 1991 C, 7.00%,
                      6/1/11 (AMBAC)                              1,162,117

       1,785,000  Los Angeles Wastewater System
                      Rev., Series 1993 D, 4.70%,
                      11/1/19 (FGIC)                              1,691,877

       1,915,000  Midpeninsula Regional Open
                      Space District Financing Auth.
                      Rev., 5.90%, 9/1/14 (AMBAC)                 2,088,403

       5,000,000  Modesto, Stockton, Redding Public
                      Power Agency Rev., Series
                      1989 D, (San Juan Project),
                      6.75%, 7/1/20 (MBIA)                        5,928,300

       1,200,000  National City Joint Powers Auth.
                      Lease Rev. Certificates of
                      Participation, (Police Facilities
                      Project), 6.75%, 10/1/17
                      (AMBAC)                                     1,316,640


Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $2,810,000  Oakland Redevelopment Agency
                      Tax Allocation, (Central District
                      Redevelopment Tax), 5.50%,
                      2/1/14 (AMBAC)                         $    3,030,416

       1,925,000  Oakland Refunding Pension
                      Financing Rev., Series 1988 A,
                      7.60%, 8/1/21 (FGIC)                        1,994,204

       2,700,000  Orange County Financing Auth. Tax
                      Allocation Rev., Series 1992 A,
                      6.25%, 9/1/14 (MBIA)                        2,919,132

       1,950,000  Ramona Municipal Water District
                      Certificates of Participation,
                      7.20%, 10/1/10 (AMBAC)                      2,125,773

       4,000,000  Rancho Water District Financing
                      Auth. Rev., 4.75%, 8/15/21
                      (AMBAC)                                     3,783,440

       1,100,000  Redlands Unified School District
                      Certificates of Participation,
                      6.00%, 9/1/12 (FSA)                         1,168,706

       5,000,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1993 G, 4.75%, 9/1/21 (MBIA)                4,729,100

      17,500,000  Sacramento Municipal Utility
                      District Electric Rev., Series
                      1997 K, 5.25%, 7/1/24
                      (AMBAC)                                    18,109,525

       2,505,000  Sacramento Redevelopment Agency
                      Tax Allocation Rev., (Merged
                      Downtown Redevelopment
                      Project), 6.50%, 11/1/13 (MBIA)             2,699,438

       3,000,000  Saddleback Community College
                      District Certificates of
                      Participation, 7.00%, 8/1/19
                      (BIGI)                                      3,175,950

       1,345,000  San Diego Community College
                      District Lease Rev. Certificates of
                      Participation, 6.125%, 12/1/16
                      (MBIA)                                      1,497,698

       7,000,000  San Diego County Certificates of
                      Participation, 5.625%, 9/1/12
                      (AMBAC)                                     7,636,370

       5,250,000  San Francisco Bay Area Rapid
                      Transportation District Sales Tax
                      Rev., 6.75%, 7/1/09 (AMBAC)                 5,673,990

      10,000,000  San Francisco City and County
                      International Airport Rev.,
                      (Second Series Issue 2), 6.75%,
                      5/1/20 (MBIA)                              11,201,800

See Notes to Financial Statements


18      CALIFORNIA INSURED TAX-FREE            AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1998 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $3,535,000  San Mateo County Joint Powers
                      Financing Auth. Lease Rev.
                      Certificates of Participation,
                      (Capital Projects Program), 6.50%,
                      7/1/15 (MBIA)                          $    4,218,174

       1,000,000  San Mateo County Transportation
                      District Sales Tax Rev., Series
                      1993 A, 5.25%, 6/1/18 (MBIA)                1,036,720

       1,000,000  San Ysidro School District GO,
                      6.125%, 8/1/21 (AMBAC)                      1,129,260

       3,000,000  Santa Clara Electric Rev.,
                      Series 1991 A, 6.25%, 7/1/19
                      (MBIA)                                      3,235,200

       2,000,000  Santa Margarita-Dana Point Auth.
                      Rev., Series 1994 B,
                      (Improvement Districts 3, 3A, 4,
                      4A), 7.25%, 8/1/14 (MBIA)                   2,552,400

       2,500,000  South Coast Air Quality
                      Management District Building
                      GO, (Installment Sale
                      Headquarters), 6.00%, 8/1/11
                      (AMBAC)                                     2,854,375

       2,040,000  Stockton East Water District
                      Certificates of Participation,
                      Series 1997 A, 4.75%, 4/1/22
                      (AMBAC)                                     1,930,697

          45,000  Thousand Oaks Redevelopment
                      Agency Rev., (Single Family
                      Residential Mortgage Rev.),
                      7.90%, 1/1/16 (AMBAC)                          45,643

       2,500,000  Ukiah Electric Rev., 6.25%,
                      6/1/18 (MBIA)                               2,907,950

       1,445,000  Walnut Valley Unified School
                      District GO, Series 1992 B,
                      6.00%, 8/1/10 (AMBAC)(2)                    1,659,221

       4,525,000  Woodland Certificates of
                      Participation, (Wastewater
                      System Reference Project),
                      5.75%, 3/1/12 (AMBAC)                       5,003,700
                                                            --------------------

TOTAL MUNICIPAL SECURITIES--95.2%                               192,140,982
                                                            --------------------
   (Cost $178,778,746)

MUNICIPAL DERIVATIVES(3)

       2,000,000  East Bay Municipal Utility District
                      Wastewater Treatment System
                      Rev., Yield Curve Notes, Inverse
                      Floater, 6.77%, 6/1/13
                      (AMBAC)                                     2,152,500


Principal Amount                                                  Value
--------------------------------------------------------------------------------

      $1,000,000  San Diego County Water Auth.
                      Certificates of Participation,
                      (Reg Rites), Yield Curve Notes,
                      Inverse Floater, 7.59%, 4/22/09
                      (FGIC)                                 $    1,207,500

       2,750,000  Southern California Public Power
                      Auth. Rev., Yield Curve Notes,
                      Inverse Floater, 6.62%, 7/1/17
                      (FGIC)                                      2,842,813
                                                            --------------------

TOTAL MUNICIPAL DERIVATIVES--3.1%                                 6,202,813
                                                            --------------------
   (Cost $5,848,398)

SHORT-TERM MUNICIPAL SECURITIES--1.7%

       3,500,000  California State Revenue
                      Anticipation Notes, Floating Rate
                      Trust Receipts, Series 1997-23,
                      3.90%, 3/2/98 (LOC: Bank of
                      New York)(4)                                3,500,000
                                                            --------------------
   (Cost $3,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $201,843,795
                                                            ====================
   (Cost $188,127,144)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

BIGI = Bond Investor's Guaranty Inc.

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Step-coupon security. Yield to maturity at purchase is indicated. This security becomes interest bearing at a predetermined rate and future date and is purchased at a substantial discount from its value at maturity.

(2)  Escrowed to maturity in U.S. Government Securities.

(3) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.

(4) Interest rate reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1998.

See Notes to Financial Statements


SEMIANNUAL REPORT                       CALIFORNIA INSURED TAX-FREE       19


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                    HIGH-YIELD         INSURED
FEBRUARY 28, 1998 (UNAUDITED)                        MUNICIPAL         TAX-FREE

ASSETS

Investment securities, at value (identified
  cost of $230,971,550 and $188,127,144,
  respectively) (Note 3) .......................    $242,308,930    $201,843,795

Investment in affiliated money
  market fund (Note 2) .........................         507,898           8,564

Interest receivable ............................       4,238,944       3,085,370
                                                    ------------    ------------
                                                     247,055,772     204,937,729
                                                    ------------    ------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ..........................         312,623       1,453,184

Payable for investments purchased ..............       3,714,355            --

Payable for capital shares redeemed ............         318,290         207,770

Accrued management fees (Note 2) ...............          98,002          79,283

Dividends payable ..............................          51,839          33,490

Payable for trustees' fees and expenses ........             429             429
                                                    ------------    ------------
                                                       4,495,538       1,774,156
                                                    ------------    ------------
Net Assets .....................................    $242,560,234    $203,163,573
                                                    ============    ============
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ........................      24,768,536      19,411,098
                                                    ============    ============
Net Asset Value Per Share ......................    $       9.79    $      10.47
                                                    ============    ============
NET ASSETS CONSIST OF:

Capital paid in ................................    $229,555,267    $188,920,874

Accumulated undistributed net realized
  gain on investment transactions ..............       1,667,587         526,048

Net unrealized appreciation
  on investments (Note 3) ......................      11,337,380      13,716,651
                                                    ------------    ------------
                                                    $242,560,234    $203,163,573
                                                    ============    ============
See Notes to Financial Statements


20     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED                            HIGH-YIELD          INSURED
FEBRUARY 28, 1998 (UNAUDITED)                        MUNICIPAL         TAX-FREE

INVESTMENT INCOME

Income:

Interest .....................................      $ 6,290,397      $ 5,328,101
                                                    -----------      -----------
Expenses (Note 2):

Management fees ..............................          584,466          499,714

Trustees' fees and expenses ..................            5,308            5,059
                                                    -----------      -----------
                                                        589,774          504,773
                                                    -----------      -----------
Net investment income ........................        5,700,623        4,823,328
                                                    -----------      -----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .............        2,228,718        1,428,167

Change in net unrealized
  appreciation on investments ................        2,453,182        3,231,222
                                                    -----------      -----------
Net realized and unrealized
  gain on investments ........................        4,681,900        4,659,389
                                                    -----------      -----------
Net Increase in Net Assets
Resulting from Operations ....................      $10,382,523      $ 9,482,717
                                                    ===========      ===========
See Notes to Financial Statements


SEMIANNUAL REPORT                          STATEMENTS OF OPERATIONS       21


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)                HIGH-YIELD                          INSURED
AND YEAR ENDED AUGUST 31, 1997                                 MUNICIPAL                          TAX-FREE

Increase (Decrease) in Net Assets                      1998               1997             1998              1997

OPERATIONS

Net investment income ........................   $   5,700,623    $   9,693,133    $   4,823,328    $   9,922,832

Net realized gain on investments .............       2,228,718        2,344,182        1,428,167        2,673,486

Change in net unrealized appreciation
  on investments .............................       2,453,182        5,003,597        3,231,222        4,232,221
                                                 -------------    -------------    -------------    -------------
Net increase in net assets resulting
  from operations ............................      10,382,523       17,040,912        9,482,717       16,828,539
                                                 -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...................      (5,700,623)      (9,698,539)      (4,823,328)      (9,927,378)

From net realized gains on
  investment transactions ....................      (2,545,653)            --         (2,921,263)            --
                                                 -------------    -------------    -------------    -------------
Decrease in net assets from distributions ....      (8,246,276)      (9,698,539)      (7,744,591)      (9,927,378)
                                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ....................      79,826,785      139,322,252       33,841,738       56,168,346

Proceeds from reinvestment of distributions ..       6,213,122        6,931,665        5,539,692        7,003,430

Payments for shares redeemed .................     (38,447,211)    (105,440,242)     (27,100,691)     (72,739,195)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from capital share transactions ............      47,592,696       40,813,675       12,280,739       (9,567,419)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets ........      49,728,943       48,156,048       14,018,865       (2,666,258)

NET ASSETS

Beginning of period ..........................     192,831,291      144,675,243      189,144,708      191,810,966
                                                 -------------    -------------    -------------    -------------
End of period ................................   $ 242,560,234    $ 192,831,291    $ 203,163,573    $ 189,144,708
                                                 =============    =============    =============    =============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold .........................................       8,140,646       14,692,971        3,227,342        5,525,997

Issued in reinvestment of distributions ......         634,632          729,711          528,875          666,648

Redeemed .....................................      (3,925,808)     (11,108,238)      (2,586,121)      (7,128,973)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) ......................       4,849,470        4,314,444        1,170,096         (936,328)
                                                 =============    =============    =============    =============

See Notes to Financial Statements


22      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California High-Yield Municipal Fund (High-Yield) and American Century - Benham California Insured Tax-Free Fund (Insured) (the Funds) are two of the seven funds issued by the Trust. Each Fund is diversified under the 1940 Act. The Funds seek income which is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Portfolio securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Funds are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    FUTURES CONTRACTS --The Funds may buy and sell interest rate futures contracts relating to debt securities. Futures transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Funds recognize a realized gain or loss when the contract is closed or expired. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at February 28, 1998.

    USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

    ADDITIONAL  INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Trust's distributor. Certain officers of FDI are also officers of the Trust.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       23


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

2. TRANSACTIONS WITH RELATED PARTIES

    The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. High-Yield and Insured are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate. The annualized Investment Category Fee schedule for each Fund is as follows:

    High-Yield:

     0.3100% of the first $1 billion
     0.2580% of the next $1 billion
     0.2280% of the next $3 billion
     0.2080% of the next $5 billion
     0.1950% of the next $15 billion
     0.1930% of the next $25 billion
     0.1925% of the average daily net assets over $50 billion

    Insured:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

    The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

    As of February 28, 1998, High-Yield had invested $507,898 in shares of American Century - Benham California Municipal Money Market Fund (Municipal Money Market) and Insured had invested $8,564 in shares of American Century - Benham Tax-Free Money Market Fund (Tax-Free Money Market). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicative management fees, High-Yield and Insured did not pay ACIM management fees with respect to assets invested in Municipal Money Market and Tax-Free Money Market.


24      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for High-Yield and Insured totaled $90,760,685 and $47,923,692, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and Insured totaled $51,833,875 and $40,007,262, respectively.

    As of February 28, 1998, accumulated net unrealized appreciation for High-Yield and Insured was $11,337,380 and $13,716,651, respectively, consisting of unrealized appreciation of $11,794,485 and $13,902,685, respectively, and unrealized depreciation of $457,105 and $186,034, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       25

                             FINANCIAL HIGHLIGHTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                  1998(1)         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $9.68           $9.27          $9.11           $9.06          $9.66          $9.12
                                ---------       ---------      ---------       ---------      ---------      ---------
Income From
Investment Operations

  Net Investment Income ........   0.26           0.55           0.56            0.56           0.56           0.57

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions ...   0.23           0.41           0.16            0.05          (0.48)          0.54
                                ---------       ---------      ---------       ---------      ---------      ---------
  Total From
  Investment Operations ........   0.49           0.96           0.72            0.61           0.08           1.11
                                ---------       ---------      ---------       ---------      ---------      ---------
Distributions

  From Net Investment Income ...  (0.26)         (0.55)         (0.56)          (0.56)         (0.56)         (0.57)

  From Net Realized
  Capital Gains ................  (0.12)           --             --              --           (0.12)           --
                                ---------       ---------      ---------       ---------      ---------      ---------
  Total Distributions ..........  (0.38)         (0.55)         (0.56)          (0.56)         (0.68)         (0.57)
                                ---------       ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Period .   $9.79          $9.68          $9.27           $9.11          $9.06          $9.66
                                =========       =========      =========       =========      =========      =========
  Total Return(2) ..............   5.05%         10.61%          8.02%           7.09%          0.87%         12.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......... 0.55%(3)         0.50%          0.51%           0.51%          0.51%          0.55%

Ratio of Net Investment Income
to Average Net Assets .......... 5.31%(3)         5.77%          5.99%           6.30%          6.02%          6.14%

Portfolio Turnover Rate ........    25%            46%            36%             40%            43%            27%

Net Assets, End
of Period (in thousands) ....... $242,560       $192,831       $144,675        $116,166       $116,000       $114,564
----------

(1)  Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


26      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                          CALIFORNIA INSURED TAX-FREE

 For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

                                  1998(1)         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............  $10.37         $10.00        $  9.89           $9.67         $10.64         $  9.97
                                ---------       ---------      ---------       ---------      ---------      ---------
Income From
Investment Operations

  Net Investment Income ........   0.26           0.53           0.53            0.53           0.53           0.55

  Net Realized and Unrealized
  Gain (Loss)
  on Investment Transactions ...   0.26           0.37           0.11            0.22          (0.69)          0.76
                                ---------       ---------      ---------       ---------      ---------      ---------
  Total From
  Investment Operations ........   0.52           0.90           0.64            0.75          (0.16)          1.31
                                ---------       ---------      ---------       ---------      ---------      ---------
Distributions

  From Net Investment Income ...  (0.26)         (0.53)         (0.53)          (0.53)         (0.53)         (0.55)

  From Net Realized
  Capital Gains ................  (0.16)           --             --              --           (0.21)         (0.09)

  In Excess of Net
  Realized Gains ...............    --             --             --              --           (0.07)           --
                                ---------       ---------      ---------       ---------      ---------      ---------
  Total Distributions ..........  (0.42)         (0.53)         (0.53)          (0.53)         (0.81)         (0.64)
                                ---------       ---------      ---------       ---------      ---------      ---------
Net Asset Value, End of Period .  $10.47         $10.37         $10.00           $9.89         $  9.67        $10.64
                                =========       =========      =========       =========      =========      =========
  Total Return(2) ..............   5.02%          9.25%          6.60%           8.09%         (1.68)%        13.74%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......... 0.52%(3)         0.48%          0.49%           0.50%          0.49%          0.52%

Ratio of Net Investment Income
to Average Net Assets .......... 4.96%(3)         5.23%          5.30%           5.54%          5.20%          5.37%

Portfolio Turnover Rate ........    21%            46%            43%             40%            47%            61%

Net Assets, End
of Period (in thousands) ....... $203,164       $189,145       $191,811        $178,913       $189,439       $223,440
----------

(1)  Six months ended February 28, 1998 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       27


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

    CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the California High-Yield Municipal and Insured Tax-Free funds are:

    CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal)--funds that invest at least 65% of assets in securities that are exempt from taxation in California.

    CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free)--funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Manager            Dave MacEwen

  Portfolio Manager and
  Credit Research Manager      Steven Permut
--------------------------------------------------------------------------------

28      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 26-27.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free 30-day SEC yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

*  WEIGHTED  AVERAGE   MATURITY   (WAM)--a  measure  of  the  sensitivity  of  a
fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION-- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* COPS (CERTIFICATES OF PARTICIPATION)/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


SEMIANNUAL REPORT                                          GLOSSARY       29

[american century logo(reg.sm)]
            American
         Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


(c) 1998 AMERICAN CENTURY SERVICES CORPORATION  FUNDS DISTRIBUTOR, INC.


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